As filed with the Securities and Exchange Commission on July 24, 2008 1933 Act File No. 33-1121 1940 Act File No. 811-4443

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT of 1933 ☐
POST-EFFECTIVE AMENDMENT NO. 53 ☒

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☐
AMENDMENT NO. 56 ☒

EATON VANCE INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant’s Telephone Number)

MAUREEN A. GEMMA
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (a)(1)
☒ on August 1, 2008 pursuant to paragraph (b)	☐ 75 days after filing pursuant to paragraph (a)(2)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

^

Eaton Vance AMT-Free Limited Maturity Municipals Fund

Eaton Vance National Limited Maturity Municipals Fund

^Mutual funds seeking tax-exempt income and limited principal fluctuation

Prospectus Dated ^August 1, 2008 ^

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
	Page		Page

Fund ^Summaries	2	Sales Charges	^13
Investment ^Objectives & Principal Policies and Risks	^7	Redeeming Shares	^15
Management and Organization	^9	Shareholder Account Features	^15
Valuing Shares	^9	Tax Information	^17
Purchasing Shares	^10	Financial Highlights	^18

This prospectus contains important information about the ^Funds and the services available to shareholders. Please save it for reference.

Fund ^Summaries

This section summarizes the investment objectives and principal strategies and risks of investing in Eaton Vance AMT-Free Limited Maturity Municipals Fund (“AMT-Free Fund”) (formerly Eaton Vance Florida Plus Limited Maturity Municipals Fund) and Eaton Vance National Limited Maturity Municipals Fund (“National Fund”). You will find more specific information about each Fund in the pages that follow.

Investment Objectives and Principal Strategies

^The investment objective of each Fund is to provide a high level of current income exempt from regular federal income tax and limited principal fluctuation. Under normal market conditions, ^each Fund will invest at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax. ^Each Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. ^Each Fund invests in obligations to seek to maintain a dollar weighted average portfolio duration of between three and nine years.

^Each Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. ^Each Fund may purchase derivative instruments (such as futures contracts and options thereon, and interest rate swaps), bonds that do not make regular interest payments, bonds issued on a “when issued” basis and municipal leases. Each portfolio manager purchases and sells securities to maintain a competitive yield and to enhance return based upon the relative value of securities in the market place. The portfolio ^managers may also trade securities to minimize taxable capital gains to shareholders. The ^managers attempt to limit principal fluctuation by investing to limit overall portfolio duration. ^

AMT-Free Fund will not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax (“AMT”). A portion of the distributions of National Fund generally will be subject to the AMT.

Principal Risk Factors.

^The value of Fund shares may change when interest rates change. When interest rates rise, the value of Fund shares typically will decline. Fund yields will also fluctuate over time. Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called “junk bonds”) are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative.

^A Fund’s use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

^No Fund is ^a complete investment program and you may lose money by investing in ^a Fund. There is no guarantee that a Fund will be able to achieve its investment objective. An investment in ^a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Eaton Vance AMT-Free Limited Maturity Municipals Fund

The AMT-Free Fund’s objective is to provide a high level of current income exempt from regular federal income tax and limited principal fluctuation.

Performance Information. The following bar chart and table provide information about the Fund’s performance for each calendar year through December 31, 2007. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Returns for Class B shares in the table are shown before and after the reduction of taxes, and include a comparison of the Fund’s performance to the performance of a national index of intermediate-maturity municipal obligations. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change from year to year.

During the ten years ended December 31, 2007, the highest quarterly total return for Class B was 3.82% for the quarter ended September 30, 2002, and the lowest quarterly return was –1.81% for the quarter ended June 30, 1999. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2007 to June 30, 2008) was 1.90%. For the 30 days ended March 31, 2008, the SEC yield and SEC tax-equivalent yield (assuming a federal income tax rate of 35.0%) for Class A shares were 2.96% and 4.55%, respectively, for Class B shares were 2.28% and 3.51%, respectively, and for Class C shares were 2.28% and 3.51%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2007	Year	Years	Years

Class A Return Before Taxes	–0.49%	2.62%	3.74%
Class B Return Before Taxes	–1.88%	2.30%	3.21%
Class B Return After Taxes on Distributions	–1.88%	2.30%	3.20%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–0.13%	2.41%	3.23%
Class C Return Before Taxes	0.06%	2.30%	3.20%
Lehman Brothers 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.06%	3.86%	4.96%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged market index of intermediate-maturity municipal obligations. Investors cannot invest directly in an Index. (Source for Lehman Brothers 7-Year Municipal Bond Index: Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

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Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of the
lower of net asset value at time of purchase or time of redemption)	None	3.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)	Class A	Class B	Class C

Management Fees	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.15%	0.90%	0.90%
Other Expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	0.92%	1.67%	1.67%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$317	$512	$723	$1,331
Class B shares*	$470	$726	$821	$1,425
Class C shares	$270	$526	$907	$1,976

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$317	$512	$723	$1,331
Class B shares*	$170	$526	$821	$1,425
Class C shares	$170	$526	$907	$1,976

*Reflects the expenses of Class A shares after four years because Class B shares automatically convert to Class A after four years.

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Eaton Vance National Limited Maturity Municipals Fund

The National Fund’s objective is to provide a high level of current income exempt from regular federal income tax and limited prinicpal fluctuation.

Performance Information. The following bar chart and table provide information about the Fund’s performance for each calendar year through December 31, ^2007. The returns in the bar chart are for Class B shares ^and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Returns for Class B shares in the table are shown before and after the reduction of taxes, and include a comparison of the Fund’s performance to the performance of a national index of intermediate-maturity municipal obligations. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change from year to year.^

During the ten years ended December 31, ^2007, the highest quarterly total return for Class B was 3.^86% for the quarter ended September 30, 2002, and the lowest quarterly return was –1.^60% for the quarter ended December 31, 1999. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2007 to June 30, 2008) was ^1.^72%. For the 30 days ended March 31, ^2008, the SEC yield and SEC tax-equivalent yield (assuming a federal income tax rate of 35.0%) for Class A shares were 3.^79% and 5.^83%, respectively, for Class B shares were ^3.^13% and 4.^82%, respectively, and for Class C shares were ^3.^13% and 4.^82%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-^262-^1122.

	One	Five	Ten
Average Annual Total Return as of December 31, ^2007	Year	Years	Years

Class A Return Before Taxes	^–1.^37%	^3.^46%	4.^06%
Class B Return Before Taxes	–2.^78%	^3.^16%	^3.^51%
Class B Return After Taxes on Distributions	–2.^78%	^3.^15%	^3.^51%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–0.^71%	^3.^19%	^3.^54%
Class C Return Before Taxes	^–0.^83%	^3.^15%	^3.^47%
Lehman Brothers 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^5.^06%	^3.^86%	^4.^96%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged market index of intermediate-maturity municipal obligations. Investors cannot invest directly in an Index. (Source for Lehman Brothers 7-Year Municipal Bond Index: Lipper, Inc.) Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the characterization of distributions, and may differ from those shown. After-tax returns are not relevant ^to shareholders who hold ^shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

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Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)
^	^2.25%	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of the
lower of net asset value at time of purchase or time of redemption)	None	^3.00%	^1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)	Class A	Class B	Class C

Management Fees	^0.43%	^0.43%^	0.43^%

Distribution and Service (12b-1) Fees	0.15%	^0.90%	^0.90%
Other Expenses (total including Interest Expense)*	0.^18%	0.^18%	0.^18%
Interest Expense	0.^05%	0.^05%	0.^05%
Other Expenses (excluding Interest Expense)	0.^13%	0.^13%	0.^13%
Total Annual Fund Operating Expenses	^0.76%	^1.51%	^1.51%

* ^ “Other Expenses” includes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. Had this expense, which is also included in the Example below, not been included, total “Other Expenses” would have been in the amounts described in the table above as “Other Expenses (excluding Interest Expense)”. See “Investment ^Objectives & Principal Policies and Risks” for a description of these transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$^301	$^462	$^638	$^1,146
Class B shares*	$^454	$^677	$^736	$^1,242
Class C shares	$^254	$^477	$^824	$^1,802

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$^301	$^462	$^638	$^1,146
Class B shares*	$^154	$^477	$^736	$^1,242
Class C shares	$^154	$^477	$^824	$^1,802

*Reflects the expenses of Class A shares after four years because Class B shares automatically convert to Class A after four years.

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Investment ^Objectives & Principal Policies and Risks

The investment objective of ^each Fund is to provide a high level of current income exempt from regular federal income tax and limited principal fluctuation. ^Each Fund seeks to achieve its objective by investing at least 80% of its net assets during periods of normal market conditions in municipal obligations, the interest on which is exempt from regular federal income tax. This is a fundamental policy of ^each Fund which only may be changed with shareholder approval. For purposes of this policy, “net assets” includes any borrowings for investment purposes. ^Each Fund’s investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days notice of any material change in ^a Fund’s investment objective.

At least ^75% of AMT-Free Fund’s net assets and 65% of National Fund’s net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. ^No Fund ^will invest more than 10% of its net assets in obligations rated below B by Moody’s, S&P or Fitch, or in unrated obligations considered to be of comparable quality by the investment adviser. ^ A credit rating may have a modifier (such as a plus, minus or a numerical modifier) to denote its relative status within the rating.  The prescence of a modifier does not change the security's credit rating (meaning that BBB- and Baa3 are within the investment grade rating).

Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of tax-exempt debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser’s process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax. The AMT-Free Fund will not invest in an obligation if the interest on that obligation is subject to the AMT. Interest income from certain types of municipal obligations held by National Fund generally will be subject to the ^AMT for individuals. Distributions to corporate investors may also be subject to the AMT. The ^National Fund may not be suitable for investors subject to the AMT^.

AMT-Free Fund may only invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.^ Each Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make a Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

Although a Fund invests in obligations to maintain a dollar weighted average portfolio duration of between three and nine years, a Fund may invest in individual municipal obligations of any maturity. Duration represents the dollar weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more municipal obligations, discounted to their present values. Each Fund may use various techniques to shorten or lengthen its dollar weighted average duration, including the acquisition of municipal obligations at a premium or discount, and transactions in futures contracts and options on futures. Many obligations permit the issuer at its option to “call”, or redeem, its securities. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

^

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The net asset value of ^a Fund’s shares will change in response to changes in prevailing interest rates and changes in the value of securities held by the Fund. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer as well as any change to the ^tax treatment of securities held by a Fund. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation. To the extent that securities held by a Fund are insured as to principal and interest payments by insurers whose claims-paying ability rating is downgraded by a ratings agency, the value of such securities may be affected. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Each Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, each Fund may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. Each Fund may also enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect ^correlations, i.e. offsetting markets which do not experience price changes in perfect correlation with each other, and other factors.

Each Fund may invest in residual interests of a trust (the ”trust”) that holds municipal securities (“inverse floaters”). The trust will also issue floating rate notes to third parties that may be senior to the Fund’s inverse floaters. The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest rate paid on the floating rate notes. As a result of Financial Accounting Standards Statement No. 140 (“FAS 140”), interest paid by the trust to the floating rate note holders may be reflected as income in the Fund’s financial statements with an offsetting expense for the interest paid by the trust to the floating rate note holders. Inverse floaters involve leverage risk and will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate paid to the floating rate note holders inversely affects the interest paid on the inverse floater, the value and income of an inverse floater are generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. While inverse floaters expose a Fund to leverage risk, they do not constitute borrowings for purposes of a Fund’s restrictions on borrowings.

Each Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Each Fund accrues income on these investments and is required to distribute that income each year. Each Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which each Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of 1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of a Fund may be more dependent on the portfolio manager’s analysis than if this were not the case.

Each Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, each Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with a Fund’s investment objective. While temporarily invested, a Fund may not achieve its objective, and interest income from temporary investments may be taxable. Each Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Each Fund’s investment policies include a fundamental investment provision allowing the Fund to invest substantially all of its investable assets in one or more open-end management investment companies having substantially the same

8

investment policies and restrictions as the Fund. Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

Management and Organization

Management. Each Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its ^affiliates currently manage over $150 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Fund. Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

		Annual	Daily
Category	Daily Net Assets	Asset Rate	Income Rate

1	up to $500 million	0.300%	3.00%
2	$500 million but less than $1 billion	0.275%	2.75%
3	$1 billion but less than $1.5 billion	0.250%	2.50%
4	$1.5 billion but less than $2 billion	0.225%	2.25%
5	$2 billion but less than $3 billion	0.200%	2.00%
6	$3 billion and over	0.175%	1.75%

^

On March 31, 2008, AMT-Free Fund had net assets of $39,075,152 and National Fund had net assets of $648,554,058. For the fiscal year ended March 31, 2008, the effective annual rate of investment advisory fees paid to BMR was 0.44% for AMT-Free Fund and 0.43% for National Fund, based on average daily net assets of each Fund.

^Each Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement.

^

William H. Ahern, Jr. is the portfolio manager of National Fund. Craig R. Brandon is the portfolio manager of AMT-Free Fund (since September, 2004). Each portfolio manager is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios. Mr. Ahern has been an Eaton Vance portfolio manager for more than 5 years. Mr. Brandon has been a municipal credit analyst at Eaton Vance for more than 5 years.

The Statement of Additional Information provides additional information about ^each portfolio manager’s compensation, other accounts managed by ^each portfolio manager, and^ each portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibility.

Eaton Vance serves as the administrator of ^each Fund, providing ^each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for ^each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. ^ Each Fund is a series of Eaton Vance Investment Trust (the "Trust), a Massachusetts business trust. ^ Each Fund offers multiple classes of shares. ^Each Class represents a pro rata interest in^ a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust’s Trustees considered this risk in approving the use of a combined prospectus.

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Valuing Shares

^Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund ^shares through an investment dealer, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. ^Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Funds are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

^

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). Purchases will be executed at the net asset value next determined after their receipt in good order by a Fund’s transfer agent. A Fund’s transfer agent or your investment dealer must receive your purchase in good order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Funds do not issue share certificates.

Your initial investment must be at least $1,000. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by ^providing written instructions. Please call 1-800-262-^1122 for further information. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including proprietary fee-based programs sponsored by broker-dealers) and for persons affiliated with Eaton Vance and certain Fund service providers (as described in the Statement of Additional Information).

^

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these

10

pricing differences (commonly referred to as “price arbitrage”). The ^investment adviser is ^authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than ^one round-trip ^exchange (exchanging from one fund to another fund and back again) within ^90 days, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading^. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in ^a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because each Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

• transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g. for failure to meet applicable account minimums);

• transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

• transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in a model portfolio; or

• transactions in shares of Eaton Vance Cash Management Fund, Eaton Vance Money Market Fund, Eaton Vance Tax Free Reserves, Eaton Vance Institutional Short Term Income Fund and Eaton Vance Institutional Short Term Treasury Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. ^Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to ^each Fund. Such policy may be more or less restrictive than a Fund’s policy. Although each Fund or the principal underwriter review trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on the financial intermediaries to monitor trading activity in good faith in accordance with their own or Fund policies. ^ Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. ^Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

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Each investor’s considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 2.25% . This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees of 0.15% annually of average daily net assets^. Returns on Class A shares are generally higher than returns on a Fund’s other classes of shares because Class A has lower annual expenses than those classes.^

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within four years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over four years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution fees and service fees equal to 0.90% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares will automatically convert to Class A shares after the longer of four years or the time when the CDSC applicable to the Class B shares expires. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within ^one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution fees and service fees equal to 0.90% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Payments to Investment Dealers. ^In addition to payments disclosed under "Sales Charges" below, the ^principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

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Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price

Amount of Purchase

Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 or more	0.00**	0.00**	0.75%

*Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within ^ 18 months of purchase.

^

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales ^charge at the time of purchase, you ^will not receive the discount to which you ^may otherwise be entitled.

Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform. Such clients may include individuals, corporations, foundations and endowments. Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

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Contingent Deferred Sales Charge.  Each class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within one year ^of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC	CDSCs are based on the lower of the net asset value at
First	3.0%	the time of purchase or at the time of redemption.
Second	2.5%	Shares acquired through the reinvestment of
Third	2.0%	distributions are exempt from the CDSC. Redemptions
Fourth	1.0%	are made first from shares that are not subject to a
Fifth or following	0%	CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”). The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Class B Conversion Feature. After the longer of four years or the time when the CDSC applicable to your Class B shares expires, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 3.00% and 1.00%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. Class B and Class C also pay service fees to the principal underwriter equal to 0.15% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.15% of average daily net assets annually. Although there is no present intention to do so, the Funds could pay service fees of up to 0.25% annually upon Trustee approval. After the sale of shares, the principal underwriter typically receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such investment dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the ^Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

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Redeeming Shares You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted)
and signature guaranteed. You can obtain a signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in the
Securities Transfer Association’s Medallion Program. Only signature guarantees issued in accordance with the Securities Transfer Association’s Medallion
Guarantee Program (STAMP) will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling 1-800-262-1122 Monday through
Friday, 8:00 a.m. to 7:00 p.m. (eastern time). Proceeds of a telephone redemption can be sent only to the account address or to a bank pursuant to prior instructions.
Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.^
Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in good order by a Fund’s transfer agent. Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by regular mail. However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). Corporations, trusts and other entities may need to provide additional documentation. You may be required to pay the costs of such transaction by a Fund or your bank. No costs are currently charged by a Fund. However, charges may apply for expedited mail delivery services. Each Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

^

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Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.
•Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
•Cash Option	Dividends and capital gains are paid in cash.
•Exchange Option	Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may ^receive the following:

     •Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     •Periodic account statements, showing recent activity and total share balance.
     •^Tax information needed to prepare your income tax returns.
     •Proxy materials, in the event a shareholder vote is required.
     •Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com/edelivery. Select “Mutual Funds” then “Electronic Delivery”.

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC ^is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each calendar quarter end is posted to the website 30 days after such quarter end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds^.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing^” and ^may be terminated for market timing accounts or for any other ^reason. For additional information, see "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares".

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of ^the Fund you ^redeemed from, provided that the reinvestment occurs within 60

16

days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the ^Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with a Fund. If you transfer shares in a “street name” account to an account with another investment dealer or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account, and each Fund has designated an anti-money laundering compliance officer. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If ^a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-^1122 Monday through Friday, 8:00 a.m. to 7:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Tax Information

^Each Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes ^may distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of ^a Fund’s daily dividends ordinarily will constitute federally tax-exempt income to you. Distribution of any net realized gains will be made once each year (usually in December). The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

^A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her ^shares in the Fund. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability. ^A Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

17

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to ^AMT, should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment.

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Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the ^period(s) indicated. Certain information in the ^tablereflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions ^at net asset value). This information has been audited by ^Deloitte & Touche LLP, an independent registered public accounting firm. The report of ^Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available on request.

^

					AMT-Free Fund

				Year Ended March 31,

		2008(1)			2007(1)			2006(1)

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$10.280	$10.280	$ 9.700	$10.230	$10.230	$ 9.660	$10.230	$10.230	$ 9.650
Income (loss) from operations
Net investment income	$ 0.388	$ 0.314	$ 0.295	$ 0.394	$ 0.317	$ 0.299	$ 0.385	$ 0.307	$ 0.291
Net realized and unrealized gain (loss)	(0.382)	(0.385)	(0.354)	0.041	0.040	0.031	(0.005)	(0.007)	0.004
Total income from operations	$ 0.006	$ (0.071)	$(0.059)	$ 0.435	$ 0.357	$ 0.330	$ 0.380	$ 0.300	$ 0.295
Less distributions
From net investment income	$ (0.396)	$ (0.319)	$(0.301)	$ (0.385)	$ (0.307)	$(0.290)	$ (0.380)	$ (0.300)	$ (0.285)
Total distributions	$ (0.396)	$ (0.319)	$(0.301)	$ (0.385)	$ (0.307)	$(0.290)	$ (0.380)	$ (0.300)	$ (0.285)
Net asset value - End of year	$ 9.890	$ 9.890	$ 9.340	$10.280	$10.280	$ 9.700	$10.230	$10.230	$ 9.660
Total Return(2)	0.05%	(0.71)%	(0.63)%	4.32%	3.54%	3.46%	3.76%	2.96%	3.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,297	$ 1,256	$ 8,522	$33,440	$ 2,760	$ 9,612	$36,064	$ 5,925	$13,466
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.92%	1.67%	1.67%	0.89%	1.64%	1.64%	0.85%	1.60%	1.60%
Expenses after custodian fee reduction	0.90%	1.65%	1.65%	0.87%	1.62%	1.62%	0.84%	1.59%	1.59%
Net investment income	3.83%	3.09%	3.08%	3.83%	3.08%	3.09%	3.74%	2.98%	2.99%
Portfolio Turnover of the Portfolio	—	—	—	—	—	—	—	—	—
Portfolio Turnover of the Fund	36%	36%	36%	18%	18%	18%	23%	23%	23%

(See footnotes on last page.)

19

Financial Highlights (continued)

	AMT-Free Fund

	Year Ended March 31,

	2005(1)			2004(1)

	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$10.500	$10.500	$ 9.910	$10.480	$10.480	$ 9.890
Income (loss) from operations
Net investment income	$ 0.387	$ 0.310	$ 0.293	$ 0.396	$ 0.316	$ 0.298
Net realized and unrealized gain (loss)	(0.277)	(0.280)	(0.268)	0.018	0.018	0.021
Total income from operations	$ 0.110	$ 0.030	$ 0.025	$ 0.414	$ 0.334	$ 0.319
Less distributions
From net investment income	$ (0.380)	$ (0.300)	$ (0.285)	$ (0.394)	$ (0.314)	$ (0.299)
Total distributions	$ (0.380)	$ (0.300)	$ (0.285)	$ (0.394)	$ (0.314)	$ (0.299)
Net asset value - End of year	$10.230	$10.230	$ 9.650	$10.500	$10.500	$ 9.910
Total Return(2)	1.06%	0.28%	0.19%(3)	3.99%	3.22%	3.24%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$44,720	$ 8,361	$17,467	$45,088	$ 8,944	$19,226
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.82%(4)	1.57%(4)	1.57%(4)	0.82%(4)	1.57%(4)	1.57%(4)
Expenses after custodian fee reduction	0.81%(4)	1.56%(4)	1.56%(4)	0.82%(4)	1.57%(4)	1.57%(4)
Net investment income	3.74%	3.00%	3.00%	3.76%	3.01%	3.00%
Portfolio Turnover of the Portfolio	8%(5)	8%(5)	8%(5)	13%(5)	13%(5)	13%(5)
Portfolio Turnover of the Fund	16%	16%	16%	—	—	—

(see footnotes on last page)

20

	National Fund

	Year Ended March 31,

		2008(1)			2007(1)			2006(1)

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$ 10.420	$10.420	$ 9.770	$ 10.290	$10.290	$ 9.640	$ 10.210	$10.220	$ 9.580
Income (loss) from operations
Net investment income	$ 0.392	$ 0.318	$ 0.297	$ 0.410	$ 0.340	$ 0.316	$ 0.411	$ 0.335	$ 0.313
Net realized and unrealized gain (loss)	(0.488)	(0.482)	(0.461)	0.134	0.127	0.130	0.078	0.068	0.059
Total income (loss) from operations	$ (0.096)	$ (0.164)	$ (0.164)	$ 0.544	$ 0.467	$ 0.446	$ 0.489	$ 0.403	$ 0.372
Less distributions
From net investment income	$ (0.394)	$ (0.316)	$ (0.296)	$ (0.414)	$ (0.337)	$ (0.315)	$ (0.409)	$ (0.333)	$ (0.312)
Total distributions	$ (0.394)	$ (0.316)	$ (0.296)	$ (0.414)	$ (0.337)	$ (0.315)	$ (0.409)	$ (0.333)	$ (0.312)
Net asset value - End of year	$ 9.930	$ 9.940	$ 9.310	$ 10.420	$10.420	$ 9.770	$ 10.290	$10.290	$ 9.640
Total Return(2)	(0.94)%	(1.59)%	(1.70)%	5.38%	4.60%	4.68%	4.88%	3.99%	3.93%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$541,176	$ 6,512	$100,866	$367,010	$11,435	$81,411	$180,401	$20,610	$77,379
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.71%	1.46%	1.46%	0.78%	1.53%	1.53%	0.79%	1.54%	1.54%
Interest and fee expense(6)	0.05%	0.05%	0.05%	0.10%	0.10%	0.10%	—	—	—
Total expenses before custodian fee reduction	0.76%	1.51%	1.51%	0.88%	1.63%	1.63%	0.79%	1.54%	1.54%
Expenses after custodian fee reduction
excluding interest and fees	0.70%	1.45%	1.45%	0.76%	1.51%	1.51%	0.78%	1.53%	1.53%
Net investment income	3.84%	3.11%	3.10%	3.95%	3.27%	3.24%	3.99%	3.25%	3.25%
Portfolio Turnover of the Portfolio	—	—	—	—	—	—	—	—	—
Portfolio Turnover of the Fund	39%	39%	39%	38%	38%	38%	48%	48%	48%

(see footnotes on last page)

21

Financial Highlights (continued)^

	National Fund

	Year Ended March 31,

		2005(1)			2004(1)

	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$ 10.400	$10.410	$ 9.750	$ 10.250	$10.260	$ 9.610
Income (loss) from operations
Net investment income	$ 0.422	$ 0.346	$ 0.324	$ 0.437	$ 0.360	$ 0.335
Net realized and unrealized gain (loss)	(0.187)	(0.191)	(0.171)	0.138	0.142	0.133
Total income from operations	$ 0.235	$ 0.155	$ 0.153	$ 0.575	$ 0.502	$ 0.468
Less distributions
From net investment income	$ (0.425)	$ (0.345)	$ (0.323)	$ (0.425)	$ (0.352)	$ (0.328)
Total distributions	$ (0.425)	$ (0.345)	$ (0.323)	$ (0.425)	$ (0.352)	$ (0.328)
Net asset value - End of year	$ 10.210	$10.220	$ 9.580	$ 10.400	$10.410	$ 9.750
Total Return(2)	2.29%	1.51%	1.51%(3)	5.70%	4.94%	4.93%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$152,111	$27,157	$77,325	$130,466	$33,731	$67,073
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%+(4)	1.55%+(4)	1.55%+(4)	0.80%(4)	1.55%(4)	1.55%(4)
Interest and fee expense(6)	—	—	—	—	—	—
Total expenses before custodian fee reduction	0.80%+(4)	1.55%+(4)	1.55%+(4)	0.80%(4)	1.55%(4)	1.55%(4)
Expenses after custodian fee reduction excluding interest and fees	0.79%+(4)	1.54%+(4)	1.54%+(4)	0.80%(4)	1.55%(4)	1.55%(4)
Net investment income	4.09%	3.36%	3.35%	4.22%	3.48%	3.45%
Portfolio Turnover of the Portfolio	14%(5)	14%(5)	14%(5)	27%(5)	27%(5)	27%(5)
Portfolio Turnover of the Fund	19%	19%	19%	—	—	—

+ The operating expenses of the Fund reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same^.

(1) Net investment income per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. ^

(3) Total return reflects a decrease of 0.06% for AMT-Free Fund and 0.07% for National Fund due to a change in the timing of the payment and reinvestment of distributions.

(4) Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(^ 5) ^Portfolio turnover represents the ^rateof portfolio activity for the ^periodwhile the Fund was making investments directly into the Portfolio.

(^6) Interest and fee expense relates to the liability for ^floating rate notes issued in conjunction with inverse floater security transactions (^ See Note ^1I) to the Fund's audited financial statements. ^

22

More Information

About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about ^each Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected ^each Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:^

Eaton Vance Distributors, Inc. The Eaton Vance Building 255 State Street Boston, MA 02109 1-800-262-1122 website: www.eatonvance.com

You will find and may copy information about ^each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-^551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

^Shareholder ^Inquiries: You can obtain more information from Eaton Vance Shareholder Services ^or the Fund transfer agent, PNC Global Investment Servicing.  If you own shares and would like to add to, redeem or change your account, please write or call ^below:^

Regular Mailing Address:	Overnight Mailing Address:	Phone Number:
Eaton Vance Funds	Eaton Vance Funds	1-800-262-1122
PO Box 9653	101 Sabin Street	Monday - Friday
Providence, RI 02940-9653	Pawtucket, RI 02860	8am - 7pm ET

The Funds’ Investment Company Act No. is 811-04443.	LNAP
604-8/08	© 2008 Eaton Vance Management

Eaton Vance California Limited Maturity Municipals Fund
^
Eaton Vance Massachusetts Limited Maturity Municipals Fund
Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance Pennsylvania Limited Maturity Municipals Fund

Mutual funds seeking tax-exempt income and limited principal fluctuation

Prospectus Dated ^August 1, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries	3
California Fund	^4
^
Massachusetts Fund	^5
New Jersey Fund	^6
New York Fund	^7
Ohio Fund	^8
Pennsylvania Fund	^9
Fund Fees and Expenses	^10
Investment Objectives & Principal Policies and Risks	^12
Management and Organization	^14
Valuing Shares	^15
Purchasing Shares	^15
Sales Charges	18
Redeeming Shares	^20
Shareholder Account Features	^20
Tax Information	^22
Financial Highlights	^25
California Fund	^25
^
Massachusetts Fund	^27
New Jersey Fund	^28
New York Fund	^29
Ohio Fund	^30
Pennsylvania Fund	^31

2

Fund Summaries

This section summarizes the investment objectives, and principal strategies and risks of investing in an Eaton Vance Limited Maturity Municipals Fund. You will find more specific information about each Fund in the pages that follow.

Investment Objectives and Principal Strategies

The investment objective of each Fund is to provide a high level of current income exempt from regular federal income tax and from particular state or local income or other taxes, as applicable, and limited principal fluctuation. Under normal market conditions, each Fund will invest at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and from state taxes which, in accordance with the Fund’s investment objective, the Fund seeks to avoid. Each Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. Each Fund invests in obligations to seek to maintain a dollar-weighted average portfolio duration of between three and nine years.

Each Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. Each Fund may purchase derivative instruments (such as futures contracts and options thereon, and interest rate swaps), bonds that do not make regular payments of interest, bonds issued on a “when issued” basis and municipal leases. A portion of each Fund’s distributions generally will be subject to alternative minimum tax.

Each portfolio manager purchases and sells securities to maintain a competitive yield and to enhance return based upon the relative value of the securities in the marketplace. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. The managers attempt to limit principal fluctuation by investing to limit overall portfolio duration.

Principal Risk Factors

The value of Fund shares may change when interest rates change. When interest rates rise or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. Fund yields will also fluctuate over time. Each Fund invests a significant portion of assets in obligations of issuers located in a single state and is sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings. Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called “junk bonds”) are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative. The credit ratings assigned a state’s general obligations (if any) by Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) are described in the Fund-specific summaries that follow this page.

A Fund’s use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

As a non-diversified fund, a Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes a Fund more susceptible to adverse economic, business or other developments affecting such issuers. A Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, such limitations do not apply to U.S. Government securities.

No Fund is a complete investment program and you may lose money by investing in a Fund. There is no guarantee that a Fund will be able to achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Eaton Vance California Limited Maturity Municipals Fund

The California Fund’s investment objective is to provide a high level of current income exempt from regular federal income tax and California state personal income taxes, and limited principal fluctuation. California general obligations currently are rated A1, A+ and A+ by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the California Fund’s performance for each calendar year through December 31, ^2007. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of intermediate-maturity municipal obligations. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2007, the highest quarterly total return for Class B was 5.13% for the quarter ended September 30, 2002, and the lowest quarterly return was –2.45% for the quarter ended June 30, 1999. The year-to-date total return through the end of the most recent calendar quarter (December 31, ^2007 to June 30, ^2008) was ^–1.^75%. For the 30 days ended ^March 31, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 41.05%) for Class A shares were ^3.^31% and ^5.^61%, respectively, for Class B shares were 2.^64% and ^4.^48%, respectively, and for Class C shares were 2.^65% and ^4.^50%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, ^2007	Year	Years	Years

Class A Return Before Taxes	^–0.^32%	^2.^61%	^3.^75%
Class B Return Before Taxes	–1.^75%	^2.^30%	3.^20%
Class B Return After Taxes on Distributions	–1.^75%	^2.^30%	3.^17%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^0.^11%	^2.^39%	3.^19%
Class C Return Before Taxes	^0.^36%	^2.^29%	3.^19%
Lehman Brothers 7-Year Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	^5.^06%	^3.^86%	^4.^96%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to March 23, 2005 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the classes). The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of intermediate-maturity municipal obligations. Investors cannot invest directly in an Index. (Source for Lehman Brothers 7-Year Municipal Bond Index: Lipper, Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax ^rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant ^to shareholders who hold ^shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

^

4

Eaton Vance Massachusetts Limited Maturity Municipals Fund

The Massachusetts Fund’s investment objective is to provide a high level of current income exempt from regular federal income tax and Massachusetts state personal income taxes, and limited principal fluctuation. Massachusetts general obligations currently are rated Aa2, AA and AA by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Massachusetts Fund’s performance for each calendar year through December 31, ^2007. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of intermediate-maturity municipal obligations. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2007, the highest quarterly total return for Class B was 4.13% for the quarter ended September 30, 2002, and the lowest quarterly return was –1.92% for the quarter ended June 30, 1999. The year-to-date total return through the end of the most recent calendar quarter (December 31, ^2007 to June 30, ^2008) was –0.^74%. For the 30 days ended ^March 31, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.45%) for Class A shares were ^2.^81% and 4.^57%, respectively, for Class B shares were 2.^15% and 3.^49%, respectively, and for Class C shares were 2.^13% and 3.^46%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.^

	One	Five	Ten
Average Annual Total Return as of December 31, ^2007	Year	Years	Years

Class A Return Before Taxes	^0.08%	^2.60%	^3.63%
Class B Return Before Taxes	^–1.31%	^2.30%	^3.07%
Class B Return After Taxes on Distributions	^–1.31%	^2.30%	^3.06%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^0.17%	^2.39%	^3.09%
Class C Return Before Taxes	^0.61%	^2.28%	^3.08%
Lehman Brothers 7-Year Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	^5.06%	^3.86%	^4.96%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable CDSC for Class B and Class C. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of intermediate-maturity municipal obligations. Investors cannot invest directly in an Index. (Source for Lehman Brothers 7-Year Municipal Bond Index: Lipper, Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax ^rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant ^to shareholders who hold ^shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

5

Eaton Vance New Jersey Limited Maturity Municipals Fund

The New Jersey Fund’s investment objective is to provide a high level of current income exempt from regular federal income tax and New Jersey state personal income taxes, and limited principal fluctuation. New Jersey general obligations currently are rated Aa3, AA and AA– by Moody’s, S&P and Fitch, respectively^.

Performance Information. ^ The following bar chart and table provide information about the New Jersey Fund’s performance for each calendar year through December 31, ^2007. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of intermediate-maturity municipal obligations. ^Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2007, the highest quarterly total return for Class B was 3.32% for the quarter ended December 31, 2000 and the lowest quarterly return was –2.12% for the quarter ended June 30, 2004. The year-to-date total return through the end of the most recent calendar quarter (December 31, ^2007 to June 30, ^2008) was –^1.^49%. ^ For the 30 days ended ^March 31, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 40.83%) for Class A shares were 2.^80% and 4.^73%, respectively, for Class B shares were 2.^12% and 3.^58%, respectively, and for Class C shares were 2.^12% and 3.^58%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265. ^

	One	Five	Ten
Average Annual Total Return as of December 31, 2007	Year	Years	Years

Class A Return Before Taxes	^–0.^39%	^2.^71%	^3.^62%
Class B Return Before Taxes	^–1.^78%	^2.^42%	3.^06%
Class B Return After Taxes on Distributions	^–1.^78%	^2.^41%	3.^05%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–0.^09%	^2.^49%	3.^08%
Class C Return After Taxes on Distributions	0.19%	2.42%	3.06%
^Lehman Brothers 7-Year Municipal Bond Index
^(reflects no deduction for fees, expenses or taxes)	^5.^06%	^3.^86%	^4.^96%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable CDSC for Class B and Class C. The Class C performance shown above for the period prior to August 1, 2006 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the classes). The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of intermediate-maturity municipal obligations. Investors cannot invest directly in an Index. (Source ^of Lehman Brothers 7-Year Municipal Bond Index: Lipper, Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax ^rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant ^to shareholders who hold ^shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

6

Eaton Vance New York Limited Maturity Municipals Fund

The New York Fund’s investment objective is to provide a high level of current income exempt from regular federal income tax and New York state and New York City personal income taxes, and limited principal fluctuation. New York state and New ^York City general ^obligation bonds currently are each rated ^AA3, AA and AA^- by Moody’s, S&P and Fitch, respectively^.

Performance Information. The following bar chart and table provide information about the New York Fund’s performance for each calendar year through December 31, ^2007. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of intermediate-maturity municipal obligations. ^Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2007, the highest quarterly total return for Class B was 4.04% for the quarter ended December 31, 2000, and the lowest quarterly return was –1.87% for the quarter ended June 30, 2004. ^ The year-to-date total return through the end of the most recent calendar quarter (December 31, ^2007 to June 30, ^2008) was –^1.^55%. ^ For the 30 days ended ^March 31, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.45%) for Class A shares were 3.^17% and 5.^24%, respectively, for Class B shares were 2.^50% and 4.^13%, respectively, and for Class C shares were 2.^50% and 4.^13%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.^

	One	Five	Ten
Average Annual Total Return as of December 31, ^2007	Year	Years	Years

Class A Return Before Taxes	^–0.74%	^2.54%	^3.81%
Class B Return Before Taxes	^–2.28%	^2.23%	^3.25%
Class B Return After Taxes on Distributions	^–2.28%	^2.23%	^3.24%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–0.42%	^2.34%	^3.26%
Class C Return Before Taxes	^–0.25%	^2.24%	^3.27%
Lehman Brothers 7-Year Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	^5.06%	^3.86%	^4.96%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable CDSC for Class ^B and Class C. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of intermediate-maturity municipal obligations. Investors cannot invest directly in an Index. (Source ^for Lehman Brothers 7-Year Municipal Bond Index: Lipper, Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax ^rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant ^to shareholders who hold ^shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

7

Eaton Vance Ohio Limited Maturity Municipals Fund

The Ohio Fund’s investment objective is to provide a high level of current income exempt from regular federal income tax and ^Ohio state ^personal income taxes, and limited principal fluctuation. Ohio general obligations currently are rated Aa1, AA+ and AA+ by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Ohio Fund’s performance for each calendar year through December 31, ^2007. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of intermediate-maturity municipal obligations. ^Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change^.

During the ten years ended December 31, ^2007, the highest quarterly total return for Class B was 3.57% for the quarter ended September 20, 2002, and the lowest quarterly return was –2.21% for the quarter ended June 30, 2004. ^ The year-to-date total return through the end of the most recent calendar quarter (December 31, ^2007 to June 30, ^2008) was –0.^71%. For the 30 days ended ^March 31, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.^26%) for Class A shares were ^2.^66% and ^4.^38%, respectively, for Class B shares were ^1.^98% and ^3.^26%, respectively, and for Class C shares were ^1.^99% and ^3.^28%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.^

	One	Five	Ten
Average Annual Total Return as of December 31, 2007	Year	Years	Years

Class A ^Return Before Taxes	^–0.^34%	^2.^31%	^3.^28%
Class ^B Return Before Taxes	–1.^91%	^1.^99%	^2.^73%
Class B Return After Taxes on Distributions	–1.^91%	^1.^99%	^2.^73%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–0.^23%	^2.^13%	^2.^81%
Class C Return Before Taxes	0.15%	1.97%	2.72%
Lehman Brothers 7-Year Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	^5.^06%	^3.^86%	^4.^96%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable CDSC for Class B and Class C. The Class C performance shown above for the period prior to August 1, 2006 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the classes). The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of intermediate-maturity municipal obligations. Investors cannot invest directly in an Index. (Source for Lehman Brothers 7-Year Municipal Bond Index: Lipper, Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax ^rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant ^to shareholders who hold ^shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

8

Eaton Vance Pennsylvania Limited Maturity Municipals Fund

The Pennsylvania Fund’s investment objective is to provide a high level of current income exempt from regular federal income tax and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes, and limited principal fluctuation. Pennsylvania general obligations currently are rated Aa2, AA and AA by Moody’s, S&P and Fitch, respectively^.

Performance Information. The following bar chart and table provide information about the Pennsylvania Fund’s performance for each calendar year through December 31, ^2007. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of intermediate-maturity municipal obligations. ^Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change^.

During the ten years ended December 31, ^2007, the highest quarterly total return for Class B was 3.64% for the quarter ended September 30, 2002, and the lowest quarterly return was –1.89% for the quarter ended June 30, 2004. The year-to-date total return through the end of the most recent calendar quarter (December 31, ^2007 to June 30, ^2008) was –^1.^78%. ^ For the 30 days ended ^March 31, 2008, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 37.00%) for Class A shares were 2.^91% and 4.^62%, respectively, for Class B shares were 2.^24% and 3.^56%, respectively, and for Class C shares were 2.^24% and ^3.^56%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31,^ 2007	Year	Years	Years

Class A Return Before Taxes	^0.02%	^3.01%	^3.76%
Class B Return Before Taxes	^–1.39%	^2.72%	^3.20%
Class B Return After Taxes on Distributions	^–1.39%	^2.72%	^3.20%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^ 0.19%	^2.78%	^3.23%
Class C Return Before Taxes	^ 0.60%	^2.71%	^3.19%
Lehman Brothers 7-Year Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	^5.06%	^3.86%	^4.96%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable CDSC for Class B and Class C. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of intermediate-maturity municipal obligations. Investors cannot invest directly in an Index. (Source for Lehman Brothers 7-Year Municipal Bond Index: Lipper, Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax ^rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant ^to shareholders who hold ^shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

9

^

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower
of net asset value at time of purchase or time of redemption)	None	3.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)^

		Management	Distribution and	Other	Total Annual Fund
		Fees	Service (12b-1) Fees	Expenses	Operating Expenses

California Fund	Class A shares	0.44%	0.15%	^0.26%	^0.85%
	Class B shares	0.44%	0.90%	^0.26%	^1.60%
	Class C shares	0.44%	0.90%	^0.26%	^1.60%

^
Massachusetts Fund	Class A shares	^0.43%	0.15%	^0.26%	^0.84%
	Class B shares	^0.43%	0.90%	^0.27%	^1.60%
	Class C shares	^0.43%	0.90%	^0.27%	^1.60%

New Jersey Fund	Class A shares	0.44%	0.15%	^0.34%(1)	^0.93%
	Class B shares	0.44%	0.90%	^0.34%(1)	^1.68%
	Class C shares^	0.44%	0.90%	^0.32%(1)	^1.66%

New York Fund	Class A shares	0.44%	0.15%	^0.24%(2)	^0.83%
	Class B shares	0.44%	0.90%	^0.24%(2)	^1.58%
	Class C shares	0.44%	0.90%	^0.24%(2)	^1.58%

Ohio Fund	Class A shares	0.44%	0.15%	^0.43%	^1.02%
	Class B shares	0.44%	0.90%	^0.43%	^1.77%
	Class C shares^	0.44%	0.90%	^0.43%	^1.77%

Pennsylvania Fund	Class A shares	0.44%	0.15%	0.29%	0.88%
	Class B shares	0.44%	0.90%	0.29%	1.63%
	Class C shares	0.44%	0.90%	0.29%	1.63%

^
(1) Includes interest expense of 0.02% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities trransactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. Had this expense, which is also included in the Examples below, not been included, "Other Expenses" would have been 0.32%, 0.32% and 0.30% for Class A, Class B and Class C, respectively. See "Investment Objectives & Principal Policies and Risks" for a description of these transactions.

^(2) Includes interest expense of 0.^01% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities trransactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. Had this expense, which is also included in the Examples below, not been included, "Other Expenses" would have been 0.23^% for each of Class A, Class B and Class C^. See "Investment Objectives & Principal Policies and Risks" for a description of these transactions.

10

Examples. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:^

		1 Year	3 Years	5 Years	10 Years

California Fund	Class A shares	$^310	$^490	$^686	$^1,250
	Class B shares*	$^463	$^705	$^784	$^1,345
	Class C shares	$^263	$^505	$^871	$^1,900

^
Massachusetts Fund	Class A shares	$^309	$^487	$^680	$^1,239
	Class B shares*	$^463	$^705	$^783	$^1,338
	Class C shares	$^263	$^505	$^871	$^1,900

New Jersey Fund	Class A shares	$^318	$^515	$^728	$^1,342
	Class B shares*	$^471	$^730	$^826	$^1,436
	Class C shares	$^269	$^523	$^902	$^1,965

New York Fund	Class A shares	$^308	$^484	$^675	$^1,227
	Class B shares*	$^461	$^699	$^773	$^1,322
	Class C shares	$^261	$^499	$^860	$^1,878

Ohio Fund	Class A shares	$^327	$^542	$^776	$^1,445
	Class B shares*	$^480	$^757	$^873	$^1,538
	Class C shares	$^280	$^557	$^959	$^2,084

Pennsylvania Fund	Class A shares	$^313	$^499	$^702	$^1,285
	Class B shares*	$^466	$^714	$^800	$^1,379
	Class C shares	$^266	$^514	$^887	$^1,933

You would pay the following expenses if you did not redeem your shares:^

		1 Year	3 Years	5 Years	10 Years

California Fund	Class A shares	$^310	$^490	$^686	$^1,250
	Class B shares*	$^163	$^505	$^784	$^1,345
	Class C shares	$^163	$^505	$^871	$^1,900

^
Massachusetts Fund	Class A shares	$^309	$^487	$^680	$^1,239
	Class B shares*	$^163	$^505	$^783	$^1,338
	Class C shares	$^163	$^505	$^871	$^1,900

New Jersey Fund	Class A shares	$^318	$^515	$^728	$^1,342
	Class B shares*	$^171	$^530	$^826	$^1,436
	Class C shares	$^169	$^523	$^902	$^1,965

New York Fund	Class A shares	$^308	$^484	$^675	$^1,227
	Class B shares*	$^161	$^499	$^773	$^1,322
	Class C shares	$^161	$^499	$^860	$^1,878

Ohio Fund	Class A shares	$^327	$^542	$^776	$^1,445
	Class B shares*	$^180	$^557	$^873	$^1,538
	Class C shares	$^180	$^557	$^959	$^2,084

Pennsylvania Fund	Class A shares	$^313	$^499	$^702	$^1,285
	Class B shares*	$^166	$^514	$^800	$^1,379
	Class C shares	$^166	$^514	$^887	$^1,933

*Reflects the expenses of Class A shares after four years because Class B shares automatically convert to Class A shares after four years.

11

Investment Objectives & Principal Policies and Risks

The investment objective of each Fund is to provide a high level of current income exempt from regular federal income tax and particular state or local income or other taxes, as applicable, and limited principal fluctuation. Each Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax and from the state taxes which, in accordance with the Fund’s investment objective, the Fund seeks to avoid. This is a fundamental policy of each Fund which only may be changed with shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes. Each Fund’s investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days’ notice of any material change in a Fund’s investment objective.

At least 75% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s, or BBB or higher by either S&P or Fitch) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. No Fund will invest more than 10% of its net assets in obligations rated below B by Moody’s, S&P or Fitch, or in unrated obligations considered to be of comparable quality by the investment adviser. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security's credit rating (meaning that BBB- and Baa3 are within the investment grade rating).

Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of tax-exempt debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser’s process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors may also be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

Although a Fund invests in obligations to maintain a dollar weighted average portfolio duration of between three and nine years, a Fund may invest in individual municipal obligations of any maturity. Duration represents the dollar weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more municipal obligations, discounted to their present values. Each Fund may use various techniques to shorten or lengthen its dollar weighted average duration, including the acquisition of municipal obligations at a premium or discount, and transactions in futures contracts and options on futures. Many obligations permit the issuer at its option to “call”, or redeem, its securities. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Under normal conditions, each Fund invests at least 65% of its total assets in obligations issued by its respective state or its political subdivisions, agencies, authorities and instrumentalities. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. Each Fund may also invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Moody’s currently rates Puerto Rico and U.S. Virgin Islands general obligations Baa3 and S&P rates them BBB-. S&P currently rates Guam general obligations B^.

Each Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make a Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

12

The net asset value of ^a Fund’s shares will change in response to changes in prevailing interest rates and changes in the value of securities held by the Fund. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer as well as any change to the ^tax treatment of securities held by a Fund. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation. To the extent that securities held by a Fund are insured as to principal and interest payments by insurers whose claims-paying ability rating is downgraded by a ratings agency, the value of such securities may be affected. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Each Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, each Fund may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. Each Fund may also enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect ^correlations, i.e. offsetting markets which do not experience price changes in perfect correlation with each other, and other factors.

Each Fund may invest in residual interests of a trust (the ”trust”) that holds municipal securities (“inverse floaters”). The trust will also issue floating rate notes to third parties that may be senior to the Fund’s inverse floaters. The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest rate paid on the floating rate notes. As a result of Financial Accounting Standards Statement No. 140 (“FAS 140”), interest paid by the trust to the floating rate note holders may be reflected as income in the Fund’s financial statements with an offsetting expense for the interest paid by the trust to the floating rate note holders. Inverse floaters involve leverage risk and will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate paid to the floating rate note holders inversely affects the interest paid on the inverse floater, the value and income of an inverse floater are generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. While inverse floaters expose a Fund to leverage risk, they do not constitute borrowings for purposes of a Fund’s restrictions on borrowings.

Each Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Each Fund accrues income on these investments and is required to distribute that income each year. Each Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which each Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of 1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of a Fund may be more dependent on the portfolio manager’s analysis than if this were not the case.

Each Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, each Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with a Fund’s investment objective. While temporarily invested, a Fund may not achieve its objective, and interest income from temporary investments may be taxable. Each Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Each Fund’s investment policies include a fundamental investment provision allowing the Fund to invest substantially all of its investable assets in one or more open-end management investment companies having substantially the same

13

investment policies and restrictions as the Fund. Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

Management and Organization

Management. Each Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its ^affiliates currently manage over $150 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Fund. Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

		Annual	Daily
Category	Daily Net Assets	Asset Rate	Income Rate

1	up to $500 million	0.300%	3.00%
2	$500 million but less than $1 billion	0.275%	2.75%
3	$1 billion but less than $1.5 billion	0.250%	2.50%
4	$1.5 billion but less than $2 billion	0.225%	2.25%
5	$2 billion but less than $3 billion	0.200%	2.00%
6	$3 billion and over	0.175%	1.75%

For the fiscal year ended ^March 31, 2008, ^the effective annual rate of investment advisory fees ^paid to ^BMR based on average daily net assets are stated below.^

	Net Assets on	Investment
Fund	^March 31, 2008	Advisory Fee

California	$^38,671,106	0.44%
^
Massachusetts	$^64,136,791	0.43%
New Jersey	$^43,557,707	0.44%
New York	$^97,261,957	0.44%
Ohio	$^19,635,461	0.44%
Pennsylvania	$^53,856,908	0.44%

Each Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of each Fund’s investment advisory agreement.

William H. ^Ahern, Jr. is the portfolio manager of the Ohio Fund (since October 1994), the Massachusetts Fund (since May 1997), and the New York Fund (since November 1997). Cynthia J. Clemson is the portfolio manager of the California Fund (since May 1997). Craig R. Brandon is the portfolio manager of the ^New Jersey Fund (since September 2004)^. Adam A. Weigold is the portfolio manager of the Pennsylvania Fund (since ^October 2007). Each portfolio manager is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios, and Mr. Ahern and Ms. Clemson have managed Eaton Vance portfolios for more than five years. Mr. Brandon was appointed portfolio manager of the ^New Jersey Fund in ^2004, and has been a municipal credit analyst at Eaton Vance for more than five years. Mr. Weigold was appointed portfolio manager of the Pennsylvania Fund in ^2007, and has been a municipal credit analyst at Eaton Vance for more than five years.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibility.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

14

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Investment Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust’s Trustees considered this risk in approving the use of a combined prospectus.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset ^value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund ^shares through an investment dealer, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Funds are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

^

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). Purchases will be executed at the net asset value next determined after their receipt in good order by a Fund’s transfer agent. A Fund’s transfer agent or your investment dealer must receive your purchase in good order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Funds do not issue share certificates.

Your initial investment must be at least $1,000. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by ^providing written instructions. Please call 1-800-262-^1122 for further information. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including proprietary fee-based programs sponsored by broker-dealers) and for persons affiliated with Eaton Vance and certain Fund service providers (as described in the Statement of Additional Information).

^

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Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The ^investment adviser is ^authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than ^one round-trip ^exchange (exchanging from one fund to another fund and back again) within ^90 days, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading^. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in ^a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because each Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

•transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g. for failure to meet applicable account minimums);
•transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
•transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in a model portfolio; or
•transactions in shares of Eaton Vance Cash Management Fund, Eaton Vance Money Market Fund, Eaton Vance Tax Free Reserves, Eaton Vance Institutional Short Term Income Fund and Eaton Vance Institutional Short Term Treasury Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to each Fund. Such policy may be more or less restrictive than a Fund’s policy. Although each Fund or the principal underwriter review trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal

16

underwriter generally rely on the financial intermediaries to monitor trading activity in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 2.25% . This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees of 0.15% annually of average daily net assets^. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.^

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within four years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over four years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution fees and service fees equal to 0.90% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares will automatically convert to Class A shares after the longer of four years or the time when the CDSC applicable to the Class B shares expires. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within ^one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution fees and service fees equal to 0.90% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Payments to Investment Dealers. ^In addition to payments disclosed under "Sales Charges" below, the ^principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing

17

support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 or more	0.00**	0.00**	0.75%

*Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

^
Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales ^charge at the time of purchase, you ^will not receive the discount to which you ^may otherwise be entitled.

Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a

18

statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform. Such clients may include individuals, corporations, foundations and endowments. Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. ^Class C shares are subject to a 1.00% CDSC if redeemed within 12 months ^of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC

First	3.0%
Second	2.5%
Third	2.0%
Fourth	1.0%
Fifth or following	0%

CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”). The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Class B Conversion Feature. After the longer of four years or the time when the CDSC applicable to your Class B shares expires, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to ^3.00% and 1.00%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. Class B and Class C shares also pay service fees to the principal underwriter equal to 0.15% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.15% of average daily net assets annually. Although there is no present intention to do so, the Funds could pay service fees of up to 0.25% annually upon Trustee approval. After the sale of shares, the principal underwriter typically receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such investment dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the ^Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

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Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted)
and signature guaranteed. You can obtain a signature guarantee at ^banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in the Securities Transfer Association’s Medallion Program. Only signature guarantees issued in accordance with the Securities Transfer Association’s
Medallion Guarantee Program (STAMP) will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling 1-800-262-1122 Monday through
Friday, 8:00 a.m. to 7:00 p.m. (eastern time). Proceeds of a telephone redemption can be ^sent only to the account address or to a bank pursuant to prior instructions. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.
^
Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

^
If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in good order by a Fund’s transfer agent. Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by regular mail. However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). Corporations, trusts and other entities may need to provide additional documentation. You may be required to pay the costs of such transaction by a Fund or your bank. No costs are currently charged by a Fund. However, charges may apply for expedited mail delivery services. Each Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

^

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Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.
•Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
•Cash Option	Dividends and capital gains are paid in cash.
•Exchange Option	Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may ^receive the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
•Periodic account statements, showing recent activity and total share balance.
•^Tax information needed to prepare your income tax returns.
•Proxy materials, in the event a shareholder vote is required.
•Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com/ edelivery. Select “Mutual Funds” then “Electronic Delivery”.

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC ^is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each calendar quarter end is posted to the website 30 days after such quarter end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds^.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing^” and ^may be terminated for market timing accounts or for any other ^reason. For additional information, see "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares".

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of ^the Fund you ^redeemed from, provided that the reinvestment occurs within 60

21

days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the ^Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with a Fund. If you transfer shares in a “street name” account to an account with another investment dealer or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account, and each Fund has designated an anti-money laundering compliance officer. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-^1122 Monday through Friday, 8:00 a.m. to 7:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Tax Information

Each Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes of a Fund ^may distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund’s daily dividends ordinarily will constitute tax-exempt income to you. Distributions of any net realized ^gains, if any, will be made ^at least annually (usually in December). The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability. Each Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction^.

22

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment. Additional information about state taxes is provided below.

California. Under California law, dividends paid by the California Fund and designated by it as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from California state personal income taxes and provided that at least 50% of the assets of the California Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates under the California personal income tax.

^
Massachusetts. The Massachusetts Fund’s interest distributions attributable to Massachusetts obligations (debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof), Possessions obligations (debt obligations issued by the Governments of Puerto Rico, Guam, or the United States Virgin Islands) or United States obligations can be excluded from Massachusetts gross income for Massachusetts personal income tax purposes. Distributions properly designated as capital gain dividends and attributable to gains realized on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund that are included in a shareholder’s federal gross income, including distributions of net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

Distributions from the Massachusetts Fund and the value of the shares of the Massachusetts Fund may be subject to the Massachusetts excise tax on corporations.

New Jersey. The New Jersey Fund intends to satisfy New Jersey’s statutory requirements for treatment as a “Qualified Investment Fund” under the provisions of the New Jersey Gross Income Tax Act (N.J.S.A. Sections 54A: 5-1 et seq.), as amended and any regulations promulgated thereunder. The Fund has obtained an opinion of special tax counsel to the New Jersey Fund that, provided the New Jersey Fund limits its investments to those described in this prospectus and otherwise satisfies such statutory requirements, shareholders of the New Jersey Fund which are individuals, estates or trusts will not be required to include in their New Jersey gross income distributions from the New Jersey Fund that are attributable to interest or gain realized by the New Jersey Fund from obligations the interest on which is exempt from regular federal income tax and is exempt from New Jersey State personal income tax or other obligations statutorily free from New Jersey taxation. However, with regard to corporate shareholders, such counsel is also of the opinion that distributions from the New Jersey Fund will not be excluded from net income and shares of the New Jersey Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate shareholders.

New York. In the opinion of special tax counsel to the New York Fund, under New York law, dividends paid by the New York Fund are exempt from the New York State and New York City personal income tax applicable to individuals who reside in New York State and/or City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, or the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

Ohio. In the opinion of special tax counsel to the Ohio Fund, under Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof (“Ohio obligations”). Dividends paid by the Ohio Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio Fund’s shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Dividends paid by the Ohio Fund are exempt from Ohio municipal and joint economic development district income taxes as intangible income and are not subject to any permissible Ohio municipal or joint economic development district income taxes on intangible income that are part of business net profits to the extent that such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. Dividends

23

paid by the Ohio Fund are exempt from Ohio school district income taxes to the extent that such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Ohio Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions.

Pennsylvania. Provided that the Fund qualifies as a "regulated investment company" under the Code, interest derived by the Pennsylvania Fund from obligations which are statutorily free from state taxation in Pennsylvania (“Exempt Obligations”) is not taxable on pass through to shareholders for purposes of the Pennsylvania personal income tax. The term “Exempt Obligations” includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and (ii) certain qualifying obligations of U.S. territories and possessions, or U.S. Government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax. Corporate shareholders that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions made by the Pennsylvania Fund, provided such distributions are derived from interest on Exempt Obligations. To support any claim for exemption, the taxpayer must submit evidence that the income was received from a regulated investment company and submit a schedule indicating the percentage of income applicable to exempt and non-exempt assets. Distributions of capital gain attributable to Exempt Obligations are subject to the Pennsylvania corporate net income tax. In addition, corporate shareholders will be entitled to a pass-through exemption in computing the exempt single-asset fraction for capital stock/franchise tax purposes. Specifically, an investment in the Pennsylvania Fund is granted an exemption for the same percentage as the deduction allowed from taxable income, on a pass-through basis, for purposes of the corporate net income tax.

Shares of the Pennsylvania Fund which are held by individual shareholders who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the obligations held by the Pennsylvania Fund consist of Exempt Obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax (“Philadelphia School District Tax”), provided that the Pennsylvania Fund reports to its investors the percentage of Exempt Obligations held by the Pennsylvania Fund for the year. The Pennsylvania Fund will report such percentage to its investors.

24

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the ^period(s) indicated. Certain information in the ^tablesreflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in ^a Fund (assuming reinvestment of all distributions ^at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public ^accounting firm. The ^report of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available on request^.

^

	California Limited Fund

	Year Ended March 31,

		2008(1)			2007(1)			2006(1)

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$10.410	$10.370	$10.050	$10.330	$10.300	$ 9.980	$10.290	$10.260	$ 9.950

Income (loss) from operations
Net investment income	$ 0.381	$ 0.304	$ 0.294	$ 0.378	$ 0.303	$ 0.280	$ 0.377	$ 0.298	$ 0.282
Net realized and unrealized gain (loss)	(0.380)	(0.372)	(0.361)	0.082	0.068	0.082	0.036	0.035	0.034
Total income (loss) from operations	$ 0.001	$ (0.068)	$ (0.067)	$ 0.460	$ 0.371	$ 0.362	$ 0.413	$ 0.333	$ 0.316

Less distributions
From net investment income	$ (0.381)	$ (0.302)	$ (0.293)	$ (0.380)	$ (0.301)	$ (0.292)	$ (0.373)	$ (0.293)	$(0.286)
Total distributions	$ (0.381)	$ (0.302)	$ (0.293)	$ (0.380)	$ (0.301)	$ (0.292)	$ (0.373)	$ (0.293)	$(0.286)
Net asset value - End of year	$10.030	$10.000	$ 9.690	$10.410	$10.370	$10.050	$10.330	$10.300	$ 9.980
Total Return(2)	0.00%(3)	(0.68)%	(0.69)%	4.52%	3.64%	3.67%	4.06%	3.28%	3.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,615	$ 607	$ 1,449	$35,937	$ 770	$ 562	$33,830	$ 2,687	$ 22
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.85%	1.60%	1.60%	0.93%	1.68%	1.68%	0.86%	1.61%	1.61%
Expenses after custodian fee reduction	0.82%	1.57%	1.57%	0.90%	1.65%	1.65%	0.84%	1.59%	1.59%
Net investment income	3.70%	2.96%	2.96%	3.65%	2.94%	2.78%	3.64%	2.89%	2.83%
Portfolio Turnover of the Fund	55%	55%	55%	32%	32%	32%	28%	28%	28%

(See footnotes on last page.)

25

^Financial Highlights (continued)^

	California Limited Fund

	Year Ended March 31,

	2005(1)			2004(1) ^

	Class A	Class B	Class C(6)	Class A	Class B^

Net asset value - Beginning of period	$10.560	$10.520	$10.000	$10.540	$10.500^

Income (loss) from operations
Net investment income	$ 0.377	$ 0.301	$ 0.002	$ 0.394	$ 0.313^
Net realized and unrealized gain (loss)	(0.274)	(0.268)	(0.052)	0.016	0.017^
Total income (loss) from operations	$ 0.103	$ 0.033	$ (0.050)	$ 0.410	$ 0.330^

Less distributions
From net investment income	$ (0.373)	$ (0.293)	—	$ (0.390)	$ (0.310)^
Total distributions	$ (0.373)	$ (0.293)	—	$ (0.390)	$ (0.310)^
Net asset value - End of period	$10.290	$10.260	$ 9.950	$10.560	$10.520^
Total Return(2)	0.99%	0.31%	(0.01)%(7)	3.92%	3.16%^

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$31,555	$ 3,837	$ 10	$29,957	$ 5,844^
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.90%(4)	1.65%(4)	0.00%(3)(8)	0.88%(4)	1.63%(4) ^
Expenses after custodian fee reduction	0.89%(4)	1.64%(4)	0.00%(3)(8)	0.88%(4)	1.63%(4) ^
Net investment income	3.62%	2.90%	0.00%(3)(8)	3.73%	2.97%^
Portfolio Turnover of the Fund	13%	13%	13%	—	—^
Portfolio Turnover of the Portfolio	13%(5)	13%(5)	—	27%(5)	27%(5) ^

(See footnotes on last page.)

26

^
Financial Highlights (continued)^

	Massachusetts Limited Fund

	Year Ended March 31,

	2008(1)			2007(1)			2006(1)

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$10.200	$10.200	$ 9.770	$10.110	$10.110	$ 9.690	$10.180	$10.170	$ 9.740

Income (loss) from operations
Net investment income	$ 0.371	$ 0.297	$ 0.284	$ 0.372	$ 0.295	$ 0.284	$ 0.367	$ 0.289	$ 0.278
Net realized and unrealized gain (loss)	(0.231)	(0.244)	(0.223)	0.092	0.092	0.081	(0.074)	(0.066)	(0.057)
Total income from operations	$ 0.140	$ 0.053	$ 0.061	$ 0.464	$ 0.387	$ 0.365	$ 0.293	$ 0.223	$ 0.221

Less distributions
From net investment income	$ (0.370)	$ (0.293)	$ (0.281)	$ (0.374)	$ (0.297)	$ (0.285)	$ (0.363)	$ (0.283)	$ (0.271)
Total distributions	$ (0.370)	$ (0.293)	$ (0.281)	$ (0.374)	$ (0.297)	$ (0.285)	$ (0.363)	$ (0.283)	$ (0.271)
Net asset value - End of year	$ 9.970	$ 9.960	$ 9.550	$10.200	$10.200	$ 9.770	$10.110	$10.110	$ 9.690
Total Return(2)	1.39%	0.52%	0.63%	4.66%	3.87%	3.81%	2.90%	2.20%	2.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,514	$ 1,628	$12,995	$45,300	$ 3,648	$14,139	$47,407	$ 7,234	$19,901
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.84%	1.60%	1.60%	0.84%	1.59%	1.59%	0.82%	1.57%	1.57%
Expenses after custodian fee reduction	0.83%	1.58%	1.58%	0.82%	1.57%	1.57%	0.81%	1.56%	1.56%
Net investment income	3.67%	2.94%	2.93%	3.65%	2.91%	2.91%	3.59%	2.83%	2.84%
Portfolio Turnover of the Fund	14%	14%	14%	14%	14%	14%	7%	7%	7%

	Massachusetts Limited Fund

	Year Ended March 31,

	2005(1)			2004(1) ^

	Class A	Class B	Class C	Class A	Class B	Class C^

Net asset value - Beginning of year	$10.460	$10.450	$10.020	$10.450	$10.430	$10.010^

Income (loss) from operations
Net investment income	$ 0.370	$ 0.292	$ 0.280	$ 0.384	$ 0.304	$ 0.289^
Net realized and unrealized gain (loss)	(0.287)	(0.289)	(0.287)	0.013	0.022	0.017^
Total income (loss) from operations	$ 0.083	$ 0.003	$ (0.007)	$ 0.397	$ 0.326	$0.306^

Less distributions
From net investment income	$ (0.363)	$ (0.283)	$ (0.273)	$ (0.387)	$ (0.306)	$ (0.296)^
Total distributions	$ (0.363)	$ (0.283)	$ (0.273)	$ (0.387)	$ (0.306)	$ (0.296)^
Net asset value - End of year	$10.180	$10.170	$ 9.740	$10.460	$10.450	$10.020^
Total Return(2)	0.79%	0.02%	(0.14)%(9)	3.84%	3.16%	3.09%^

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,901	$10,350	$27,589	$47,567	$10,818	$28,195^
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.82%(4)	1.57%(4)	1.57%(4)	0.80%(4)	1.55%(4)	1.55%(4 ^
Expenses after custodian fee reduction	0.81%(4)	1.56%(4)	1.56%(4)	0.80%(4)	1.55%(4)	1.55%(4) ^
Net investment income	3.59%	2.83%	2.83%	3.66%	2.91%	2.88%^
Portfolio Turnover of the Fund	7%	7%	7%	—	—	—^
Portfolio Turnover of the Portfolio	13%(5)	13%(5)	13%(5)	12%(5)	12%(5)	12%(5) ^

(See footnotes on last page.)

27

^Financial Highlights (continued)

	New Jersey Limited Fund

	Year Ended March 31,

		2008(1)			2007(1)		2006(1)

	Class A	Class B	Class C	Class A	Class B	Class C(10)	Class A	Class B

Net asset value - Beginning of year	$10.210	$10.210	$10.210	$10.110	$10.100	$10.110	$10.100	$10.100

Income (loss) from operations
Net investment income	$ 0.372	$ 0.302	$ 0.289	$ 0.392	$ 0.316	$ 0.210	$ 0.371	$ 0.294
Net realized and unrealized gain (loss)	(0.298)	(0.305)	(0.282)	0.083	0.093	0.089	0.001	(0.009)
Total income (loss) from operations	$ 0.074	$ (0.003)	$ 0.007	$ 0.475	$ 0.409	$ 0.299	$ 0.372	$ 0.285

Less distributions
From net investment income	$ (0.384)	$ (0.307)	$ (0.307)	$ (0.375)	$ (0.299)	$ (0.199)	$ (0.362)	$ (0.285)
Total distributions	$ (0.384)	$ (0.307)	$ (0.307)	$ (0.375)	$ (0.299)	$ (0.199)	$ (0.362)	$ (0.285)
Net asset value - End of year	$ 9.900	$ 9.900	$ 9.910	$10.210	$10.210	$10.210	$10.110	$10.100
Total Return(2)	0.74%	(0.03)%	0.08%	4.76%	4.09%	2.84%(7)	3.74%	2.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$42,612	$ 801	$ 144	$37,031	$ 2,875	$ 1	$37,080	$ 5,992
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.91%	1.66%	1.64%	0.91%	1.66%	1.63%(8)	0.88%	1.63%
Interest and fee expense(12)	0.02%	0.02%	0.02%	—	—	—	—	—
Total expenses before custodian fee reduction	0.93%	1.68%	1.66%	0.91%	1.66%	1.63%(8)	0.88%	1.63%
Expenses after custodian fee reduction
excluding interest and fees	0.88%	1.64%	1.61%	0.90%	1.65%	1.62%(8)	0.87%	1.62%
Net investment income	3.69%	2.99%	2.87%	3.85%	3.11%	3.09%(8)	3.66%	2.91%
Portfolio Turnover of the Fund	12%	12%	12%	18%	18%	18%(11)	25%	25%

	New Jersey Limited Fund

	Year Ended March 31,

	2005(1)		2004(1) ^

	Class A	Class B	Class A	Class B^

Net asset value - Beginning of year	$10.360	$10.350	$10.300	$10.290^

Income (loss) from operations
Net investment income	$ 0.366	$ 0.290	$ 0.379	$0.302^
Net realized and unrealized gain (loss)	(0.266)	(0.260)	0.052	0.051^
Total income from operations	$ 0.100	$ 0.030	$ 0.431	$ 0.353^

Less distributions
From net investment income	$ (0.360)	$ (0.280)	$ (0.371)	$ (0.293)^
Total distributions	$ (0.360)	$ (0.280)	$ (0.371)	$ (0.293)^
Net asset value - End of year	$10.100	$10.100	$10.360	$10.350^
Total Return(2)	0.98%	0.30%	4.22%	3.45%^

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$43,424	$ 8,851	$46,192	$10,211^
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.87%(4)	1.62%(4)	0.84%(4)	%(4) ^
Interest and fee expense(12)	—	—	—	—

28

	New Jersey Limited Fund

	Year Ended March 31,

	2005(1)		2004(1) ^

	Class A	Class B	Class A	Class B^

Total expenses before custodian fee reduction	0.87%	1.62%	0.84%	1.59%^
Expenses after custodian fee reduction excluding interest and fees	0.86%(4)	1.61%(4)	0.84%(4)	1.59%(4) ^
Net investment income	3.59%	2.84%	3.66%	2.91%^
Portfolio Turnover of the Fund	14%	14%	—	—^
Portfolio Turnover of the Portfolio	11%(5)	11%(5)	11%(5)	11%(5) ^

(See footnotes on last page.)

29

^Financial Highlights (continued)^

	New York Limited Fund

	Year Ended March 31,

		2008(1)			2007(1)			2006(1)

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$10.600	$10.590	$10.070	$10.480	$10.470	$ 9.960	$10.540	$10.530	$10.020

Income (loss) from operations
Net investment income	$ 0.402	$ 0.324	$ 0.308	$ 0.395	$ 0.317	$ 0.301	$ 0.388	$ 0.308	$ 0.294
Net realized and unrealized gain (loss)	(0.405)	(0.406)	(0.385)	0.118	0.117	0.107	(0.059)	(0.061)	(0.062)
Total income (loss) from operations	$ (0.003)	$ (0.082)	$ (0.077)	$ 0.513	$ 0.434	$ 0.408	$ 0.329	$ 0.247	$ 0.232

Less distributions
From net investment income	$ (0.397)	$ (0.318)	$ (0.303)	$ (0.393)	$ (0.314)	$ (0.298)	$ (0.389)	$ (0.307)	$ (0.292)
Total distributions	$ (0.397)	$ (0.318)	$ (0.303)	$ (0.393)	$ (0.314)	$ (0.298)	$ (0.389)	$ (0.307)	$ (0.292)
Net asset value - End of year	$10.200	$10.190	$ 9.690	$10.600	$10.590	$10.070	$10.480	$10.470	$ 9.960
Total Return(2)	(0.03)%	(0.79)%	(0.78)%	4.97%	4.19%	4.14%	3.15%	2.36%	2.32%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$71,401	$ 2,017	$23,844	$72,201	$ 4,457	$22,155	$59,546	$ 8,978	$26,477
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.82%	1.57%	1.57%	0.82%	1.56%	1.56%	0.82%	1.57%	1.57%
Interest and fee expense(12)	0.01%	0.01%	0.01%	0.02%	0.02%	0.02%	—	—	—
Total expenses before custodian fee reduction	0.83%	1.58%	1.58%	0.84%	1.58%	1.58%	0.82%	1.57%	1.57%
Expenses after custodian fee reduction
excluding interest and fees	0.81%	1.56%	1.56%	0.81%	1.57%	1.57%	0.81%	1.56%	1.56%
Net investment income	3.85%	3.10%	3.10%	3.73%	3.00%	3.00%	3.67%	2.92%	2.92%
Portfolio Turnover of the Fund	14%	14%	14%	22%	22%	22%	22%	22%	22%

	New York Limited Fund

	Year Ended March 31,

	2005(1)			2004(1) ^

	Class A	Class B	Class C	Class A	Class B	Class C^

Net asset value - Beginning of year	$10.850	$10.840	$10.310	$10.770	$10.760	$10.230^

Income (loss) from operations
Net investment income	$ 0.394	$ 0.314	$ 0.299	$ 0.400	$ 0.318	$ 0.301^
Net realized and unrealized gain (loss)	(0.315)	(0.317)	(0.299)	0.081	0.081	0.081^
Total income (loss) from operations	$ 0.079	$ (0.003)	$ —	$ 0.481	$ 0.399	$ 0.382^

Less distributions
From net investment income	$ (0.389)	$ (0.307)	$ (0.290)	$ (0.401)	$ (0.319)	$ (0.302)^
Total distributions	$ (0.389)	$ (0.307)	$ (0.290)	$ (0.401)	$ (0.319)	$ (0.302)^
Net asset value - End of year	$10.540	$10.530	$10.020	$10.850	$10.840	$10.310^
Total Return(2)	0.73%	(0.03)%	(0.07)%(9)	4.51%	3.73%	3.76%^

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$62,843	$12,518	$36,837	$67,711	$15,389	$42,627^
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%(4)	1.55%(4)	1.55%(4)	0.79%(4)	1.54%(4)	1.54%(4) ^
Interest and fee expense(12)	—	—	—	—	—	—

30

New York Limited Fund

Year Ended March 31,

	2005(1)			2004(1) ^

	Class A	Class B	Class C	Class A	Class B	Class C^

Total expenses before custodian fee agreement	0.80%(4)	1.55%(4)	1.55%(4)	0.79%(4)	1.54%(4)	1.54%(4) ^
Expenses after custodian fee reduction excluding interest and fees	0.80%(4)	1.55%(4)	1.55%(4)	0.79%(4)	1.54%(4)	1.54%(4) ^
Net investment income	3.69%	2.94%	2.94%	3.69%	2.93%	2.92%^
Portfolio Turnover of the Fund	12%	12%	12%	—	—	— ^
Portfolio Turnover of the Portfolio	7%(5)	7%(5)	7%(5)	20%(5)	20%(5)	20%(5) ^

(See footnotes on last page.)

31

Financial Highlights (continued)^

	Ohio Limited Fund

	Year Ended March 31,

	2008(1)			2007(1)			2006(1)

	Class A	Class B	Class C	Class A	Class B	Class C(10)	Class A	Class B

Net asset value - Beginning of period	$ 9.680	$ 9.670	$ 9.670	$ 9.620	$ 9.610	$ 9.600	$ 9.740	$ 9.730

Income (loss) from operations
Net investment income	$ 0.350	$ 0.280	$ 0.274	$ 0.349	$ 0.278	$ 0.182	$ 0.346	$ 0.274
Net realized and unrealized gain (loss)	(0.259)	(0.262)	(0.266)	0.061	0.059	0.072	(0.104)	(0.109)
Total income from operations	$ 0.091	$ 0.018	$ 0.008	$ 0.410	$ 0.337	$ 0.254	$ 0.242	$ 0.165

Less distributions
From net investment income	$ (0.351)	$(0.278)	$(0.278)	$ (0.350)	$(0.277)	$(0.184)	$ (0.362)	$(0.285)
Total distributions	$ (0.351)	$(0.278)	$(0.278)	$ (0.350)	$(0.277)	$(0.184)	$ (0.362)	$(0.285)
Net asset value - End of period	$ 9.420	$ 9.410	$ 9.400	$ 9.680	$ 9.670	$ 9.670	$ 9.620	$ 9.610
Total Return(2)	0.96%	0.19%	0.08%	4.33%	3.56%	2.53%(7)	2.50%	1.73%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,394	$ 111	$ 131	$19,144	$ 438	$ 1	$17,286	$ 880
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.02%	1.77%	1.77%	1.03%	1.78%	1.78%(8)	1.04%	1.79%
Expenses after custodian fee reduction	1.00%	1.75%	1.75%	0.99%	1.74%	1.74%(8)	1.02%	1.77%
Net investment income	3.65%	2.92%	2.88%	3.60%	2.88%	2.81%(8)	3.55%	2.81%
Portfolio Turnover of the Fund	13%	13%	13%	10%	10%	10%(11)	13%	13%

	Ohio Limited Fund

	Year Ended March 31,

	2005(1)		2004(1) ^

	Class A	Class B	Class A	Class B^

Net asset value - Beginning of year	$10.020	$10.010	$10.010	$10.000^

Income (loss) from operations
Net investment income	$ 0.363	$ 0.289	$ 0.361	$ 0.286^
Net realized and unrealized gain (loss)	(0.293)	(0.294)	0.014	0.017^
Total income (loss) from operations	$ 0.070	$ (0.005)	$ 0.375	$0.303^

Less distributions
From net investment income	$ (0.350)	$ (0.275)	$ (0.365)	$ (0.293)^
Total distributions	$ (0.350)	$ (0.275)	$ (0.365)	$ (0.293)^
Net asset value - End of year	$ 9.740	$ 9.730	$10.020	$10.010^
Total Return(2)	0.70%	(0.05)%	3.80%	3.06%^

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,783	$ 2,159	$20,404	$ 2,623^
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.05%(4)	1.80%(4)	0.99%(4)	1.74%(4) ^
Expenses after custodian fee reduction	1.04%(4)	1.79%(4)	0.99%(4)	1.74%(4 ^)
Net investment income	3.68%	2.94%	3.61%	2.86%^
Portfolio Turnover of the Fund	7%	7%	—	—^
Portfolio Turnover of the Portfolio	6%(5)	6%(5)	28%(5)	28%(5 ^)

(See footnotes on last page.)

32

Financial Highlights (continued)^

	Pennsylvania Limited Fund

	Year Ended March 31,

	2008(1)			2007(1)			2006(1)

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$10.360	$10.360	$ 9.820	$10.270	$10.270	$ 9.740	$10.280	$10.280	$ 9.750

Income (loss) from operations
Net investment income	$ 0.393	$ 0.318	$ 0.301	$ 0.396	$ 0.319	$ 0.302	$ 0.394	$ 0.317	$ 0.300
Net realized and unrealized gain (loss)	(0.327)	(0.329)	(0.308)	0.087	0.087	0.078	(0.004)	(0.005)	(0.006)
Total income (loss) from operations	$ 0.066	$ (0.011)	$ (0.007)	$ 0.483	$ 0.406	$ 0.380	$ 0.390	$ 0.312	$ 0.294

Less distributions
From net investment income	$ (0.396)	$ (0.319)	$ (0.303)	$ (0.393)	$ (0.316)	$ (0.300)	$ (0.400)	$ (0.322)	$ (0.304)
Total distributions	$ (0.396)	$ (0.319)	$ (0.303)	$ (0.393)	$ (0.316)	$ (0.300)	$ (0.400)	$ (0.322)	$ (0.304)
Net asset value - End of year	$10.030	$10.030	$ 9.510	$10.360	$10.360	$ 9.820	$10.270	$10.270	$ 9.740
Total Return(2)	0.64%	(0.11)%	(0.08)%	4.78%	4.01%	3.95%	3.84%	3.06%	3.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$39,272	$ 1,159	$13,427	$33,998	$ 3,714	$14,209	$34,592	$ 6,962	$15,894
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.88%	1.63%	1.63%	0.88%	1.63%	1.63%	0.87%	1.62%	1.62%
Expenses after custodian fee reduction	0.85%	1.60%	1.60%	0.86%	1.61%	1.61%	0.85%	1.60%	1.60%
Net investment income	3.84%	3.10%	3.10%	3.83%	3.08%	3.08%	3.82%	3.07%	3.07%
Portfolio Turnover of the Fund	12%	12%	12%	11%	11%	11%	22%	22%	22%

	Pennsylvania Limited Fund

	Year Ended March 31,

	2005(1)			2004(1) ^

	Class A	Class B	Class C	Class A	Class B	Class C^

Net asset value - Beginning of year	$10.550	$10.550	$10.000	$10.470	$10.460	$ 9.910^

Income (loss) from operations
Net investment income	$ 0.402	$ 0.323	$ 0.307	$ 0.406	$ 0.327	$ 0.308^
Net realized and unrealized gain (loss)	(0.272)	(0.273)	(0.257)	0.084	0.093	0.091^
Total income from operations	$ 0.130	$ 0.050	$ 0.050	$ 0.490	$ 0.420	$ 0.399^

Less distributions
From net investment income	$ (0.400)	$ (0.320)	$ (0.300)	$ (0.410)	$ (0.330)	$ (0.309)^
Total distributions	$ (0.400)	$ (0.320)	$ (0.300)	$ (0.410)	$ (0.330)	$ (0.309)^
Net asset value - End of year	$10.280	$10.280	$ 9.750	$10.550	$10.550	$10.000^
Total Return(2)	1.25%	0.48%	0.44%(9)	4.72%	4.04%	4.06%^

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$33,611	$ 8,957	$16,670	$35,175	$10,273	$21,398^
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.88%(4)	1.63%(4)	1.63%(4)	0.85%(4)	1.60%(4)	1.60%(4) ^
Expenses after custodian fee reduction	0.87%(4)	1.62%(4)	1.62%(4)	0.85%(4)	1.60%(4)	1.60%(4) ^
Net investment income	3.86%	3.11%	3.12%	3.85%	3.10%	3.08%^
Portfolio Turnover of the Fund	6%	6%	6%	—	—	—^
Portfolio Turnover of the Portfolio	0%(5)	0%(5)	0%(5)	8%(5)	8%(5)	8%(5) ^

(See footnotes on the last page.)

33

(1) Net investment income per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) Represents less than 0.01%.
(^4) Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.
(^5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(^6) For the period from the commencement of offering of Class C ^shares, March 23, 2005, to March 31, 2005.
(^7) ^Not annualized.
(^8) ^Annualized.
(^9) Total return reflects a decrease of 0.06% for ^New York Fund and Pennsylvania Fund and 0.05% for Massachusetts Fund due to a change in the timing of the payment and reinvestment of distributions.
(^10) For the period from the ^commencement of offering of ^Class C shares, August 1, 2006, to March 31, 2007.
(^11) For the Fund’s fiscal year ^ended March 31, 2007.
(^12) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note ^11 to the Fund’s audited financial statements).

34

More Information

About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:^

Eaton Vance Distributors, Inc. The Eaton Vance Building 255 State Street Boston, MA 02109 1-800-262-1122 website: www.eatonvance.com

You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-^551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

^Shareholder ^Inquiries: You can obtain more information from Eaton Vance Shareholder Services ^or the Fund transfer agent, PNC Global Investment Servicing. If you own shares and would like to add to, redeem or change your account, please write or call ^below:^

Regular Mailing Address:	Overnight Mailing Address:	Phone Number:
Eaton Vance Funds	Eaton Vance Funds	1-800-262-1122
PO Box 9653	101 Sabin Street	Monday - Friday
Providence, RI 02940-9653	Pawtucket, RI 02860	8am - 7pm ET

The Funds’ Investment Company Act No. is 811-04443.	LTDP8/1
^603-8/08	©^ 2008 Eaton Vance Management

STATEMENT OF ADDITIONAL INFORMATION ^August 1, 2008

^

Eaton Vance AMT-Free Limited Maturity Municipals Fund

Eaton Vance National Limited Maturity Municipals Fund

^ The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the ^Funds. Each Fund is a diversified, open-end management investment company. Each Fund is a series of Eaton Vance Investment Trust (the “Trust”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

		Page		Page
Strategies and Risks		2	Purchasing and Redeeming Shares	^19
Investment Restrictions		9	Sales Charges	^20
Management and Organization		10	Performance	22
Investment Advisory and Administrative Services		15	Taxes	24
Other Service Providers		^18	Portfolio Securities Transactions	27
Calculation of Net Asset Value		18	Financial Statements	29
^
Appendix A:	Class A Fees, Performance and Ownership	30	Appendix ^D: Ratings	^37
Appendix B:	Class B Fees, Performance and Ownership	32	Appendix ^E: Eaton Vance Funds Proxy Voting Policy and Procedures	^42
Appendix C:	Class C Fees, Performance and Ownership	34	Appendix ^F: Adviser Proxy Voting Policies and Procedures	^44

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds’ prospectus dated ^August 1, 2008, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-^262-^1122.

© ^2008 Eaton Vance Management

The following defined terms may be used herein: “SEC” for the Securities and Exchange Commission; “CFTC” for the Commodities Futures Trading Commission; “Code” for the Internal Revenue Code of 1986, as amended; “1940 Act” for the Investment Company Act of 1940, as amended; and “^FINRA” for the ^Financial Industry Regulatory Authority.

STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, ^each Fund will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by a Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, a Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. Each Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, each Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

2

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Fund as a result of any such event, and a Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by each Fund. Each Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Fund will be affected by such changes.

Insured Obligations. Each Fund may purchase municipal obligations that are insured as to their scheduled payment of principal and interest. Such insurance generally will be obtained from insurers having a claims-paying ability rated at least Baa by Moody’s or BBB by S&P or Fitch. Although the insurance feature may reduce some financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce a Fund’s current yield. In addition, changes in the claims-paying ability ratings of an insurer may affect the value of an insured obligation, and in some cases may even cause the value of a security to be less than a comparable uninsured obligation. See Appendix E for a description of the claims-paying ability ratings of S&P and Moody’s. The insurance does not guarantee the market value of the insured obligation or the net asset value of a Fund’s shares.

State and Sector Concentration. ^Each Fund may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations in certain sectors. Municipal obligations of issuers located in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

3

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Standard tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge that the governor will request an appropriation of funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities.

In addition, the airline industry continues to evolve. A number of major carriers have either emerged from bankruptcy or are currently in bankruptcy. Recent problems include, but are not limited to, increased competition, labor and union conflicts, greater security costs and fluctuating jet fuel prices. Court rulings have given some guidance to the viability of collateral structures. However, there is still uncertainty as to the strength of collateral pledged under various security systems.

Certain tax-exempt bonds issued by Native American tribes may be subject to the risk that a taxing authority would determine that the income from such bonds is not eligible for tax-exempt status. In the event of any final adverse ruling to this effect, holders of such bonds may be subject to penalties.

Duration. In pursuing its investment objective ^each Fund seeks to maintain a dollar weighted average portfolio duration of between three and nine years. Duration represents the dollar weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is usually not more than its stated maturity and is related to the degree of volatility in the market value of the obligation. Maturity measures only the time until a bond or other debt security provides its final payment; it does not take into account the pattern of a security’s payments over time. Duration takes both interest and principal payments into account and, thus, in the investment adviser’s opinion, is a more accurate measure of a municipal obligation’s sensitivity to changes in interest rates. In computing the duration of its portfolio, a Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations.

Credit Quality. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services.  Credit ratings are based largely on the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.  The rating assigned to a security by a rating agency does not necessarily reflect assessment of the volatility of the security's market value or the liquidity of an investment in the security.  While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by ^a Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. ^ A Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be ^no more than 35% of net assets and holdings rated below B will be less than 10% of net assets. In the event the rating of an obligation held by ^a Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with ^each Fund’s credit quality limitations. In the case of a defaulted obligation, ^a Fund may incur additional expense seeking recovery of its investment. See “Portfolio of Investments” in the “Financial Statements” incorporated by reference into this SAI with respect to any defaulted obligations held by ^a Fund.

When ^a Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund’s goals is more dependent on the investment adviser’s ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any

4

operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix E.

Municipal Leases. ^Each Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by ^a Fund may be deemed illiquid for the purpose of the Fund’s 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity. If the municipal lease obligation is insured as to the timely payment of principal and interest, or if the obligation has an investment grade rating (rated BBB or Baa or higher), the investment adviser will consider the obligation to be liquid. In the event a Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. ^ Each Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and each Fund is required to distribute that income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a “when-issued” basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of ^a Fund’s commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. ^Each Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts generally require the issuer to sell and ^a Fund to buy such securities on a settlement date that could be several months or several years in the future. ^Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

^Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Fund enters into the purchase commitment. When a Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates

5

rise). Therefore, to the extent that a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund’s net asset value than if it solely set aside cash to pay for when-issued securities.

Credit Derivatives. ^Each Fund may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by ^a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because ^a Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. ^Each Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. ^Each Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to ^a Fund or that selling institutions will be willing to permit ^a Fund to exercise a put to hedge against rising interest rates. ^A Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

OTC Options. ^Each Fund may enter into an agreement with a potential buyer of a municipal obligation that gives the buyer the right, but not the obligation, to purchase a municipal obligation held by the Fund at a particular price in the future and is commonly referred to as an over-the-counter option or OTC option. Such agreements will be entered solely to help facilitate the selling of municipal obligations, for instance, if the buyer wishes to lock in a price for a particular municipal obligation subject to performing due diligence on the issue or issuer. The buyer may not pay a premium for such option. ^Each Fund may enter into such arrangements on up to 5% of the value of such Fund’s assets. There is a risk that the value of a municipal obligation underlying an option may appreciate above the value that the buyer has agreed to pay for the municipal obligation and therefore the Fund would not be entitled to the appreciation above such price.

Variable Rate Obligations. ^ Each Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth

6

in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. A Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. ^ Each Fund may invest in residual interests in a trust that holds municipal securities (“inverse floaters”). The interest rate payable on an inverse floater bears an inverse relationship to the interest rate on another security issued by the trust. Because changes in the interest rate on the other security inversely affect the interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to ^a Fund when short-term interest rates rise, and increase the interest paid to^ a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While inverse floaters expose a Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to a Fund’s restrictions on borrowings.

Under certain circumstances, ^a Fund may enter into a so-called shortfall and forbearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit ^a Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Absent a shortfall and forebearance agreement, a ^Fund would not be required to make such a reimbursement. If ^a Fund chooses not to enter into such an agreement, the inverse floater could be terminated and the Fund could incur a loss.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. No Fund will enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of ^a Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with^ a Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. ^No Fund will own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which ^a Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated

7

obligations. As a result, a Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by ^a Fund (or of securities that ^a Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, a Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by ^a Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. ^Each Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. ^ Each Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

^Each Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. ^Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. ^Each Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of ^a Fund as a regulated investment company for federal income tax purposes. ^Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, ^each Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

ReFlow Liquidity Program. ^Each ^Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance. ReFlow will purchase Class A shares at net asset value and will not be subject to any sales charge, investment minimum or redemption fee applicable to such shares. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the ^round trip limitation described in "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares" in the prospectus. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. The investment adviser believes that the program assists in stabilizing a Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the investment adviser may also benefit.

Temporary Investments. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

8

Portfolio Turnover. ^Each Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). Securities may also be purchased and sold based on their relative value in the marketplace. ^A Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by^ a Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to a Fund. Historical turnover rate(s) are included in the Financial Highlights table(s) in the Prospectus.

Diversified Status. ^Each Fund is a “diversified” investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

INVESTMENT RESTRICTIONS

The following investment restrictions of ^each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of ^a Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of ^a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of ^a Fund. Accordingly, ^each Fund may not:

(1)	Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(3)	Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

(4)	Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

(5)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

(6)	Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings)^. There is no current intent to borrow money except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of each Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by each Fund. A nonfundamental investment policy may be changed by the Trustees with respect to a Fund without approval by the Fund’s shareholders. Each Fund will not:

  make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

9

  invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

No Fund will invest 25% or more of its total assets in any one industry. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the prospectus and this SAI, a Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, utilities and industrial development bonds. Each Fund reserves the right to invest more than 25% of total assets in each of these sectors.

For purposes of a Fund’s investment restrictions and diversification status, the determination of the “issuer” of any obligation, including inverse floaters, will be made by the Fund’s investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations. A Fund’s investments in inverse floaters and similar securities described in the prospectus and this SAI will not be considered borrowing for purposes of a Fund’s restrictions on borrowing described herein and in the prospectus.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each Fund. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Number of Portfolios
in Fund Complex
	Position(s) with	Term of Office and		Overseen By
Name and Date of Birth	the Trust	Length of Service	Principal Occupation(s) During Past Five Years	Trustee(1)	Other Directorships Held
Interested Trustee

THOMAS E. FAUST JR.	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and	177	Director of EVC
5/31/58			President of EV, Chief Executive Officer and President of Eaton Vance
^			and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies and 5 private investment companies managed by Eaton Vance or BMR. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.

10

Number of Portfolios
in Fund Complex
	Position(s) with	Term of Office and			Overseen By
Name and Date of Birth	the Trust	Length of Service		Principal Occupation(s) During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees

BENJAMIN C. ESTY	Trustee	Since 2005		Roy and Elizabeth Simmons Professor of Business Administration,	177	None
1/2/63				Harvard University Graduate School of Business Administration.^

ALLEN R. FREEDMAN	Trustee	Since 2007		Former Chairman (2002-2004) and a Director (1983-2004) of	^177	Director of Assurant, Inc.
4/3/40				Systems & Computer Technology Corp. (provider of software to higher		(insurance provider), and
^				education). Formerly, a Director of Loring Ward International (fund		Stonemor Partners L.P. (owner
			distributor) (2005-2007). Formerly, Chairman and a Director of Indus			and operator of cemeteries)
International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).

WILLIAM H. PARK	Trustee	Since 2003		Vice Chairman, Commercial Industrial Finance Corp. (specialty finance	177	None
9/19/47			company) (since 2006).	Formerly, President and Chief Executive
Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).

RONALD A. PEARLMAN	Trustee	Since 2003		Professor of Law, Georgetown University Law Center.	177	None
7/10/40
^

HEIDI L. STEIGER	Trustee	Since 2007		President, Lowenhaupt Global Advisors, LLC (global wealth	^177	Director of Nuclear Electric
7/8/53				management firm) (since 2005). Formerly, President and		Insurance Ltd. (nuclear
				Contributing Editor, Worth Magazine (2004-2005). Formerly,		insurance provider) and Aviva
			Executive Vice President and Global Head of Private Asset Management			USA (insurance provider)
(and various other positions), Neuberger Berman (investment firm)
(1986-2004).

LYNN A. STOUT	Trustee	Since 1998		Paul Hastings Professor of Corporate and Securities Law (since 2006)	177	None
9/14/57				and Professor of Law (2001-2006), University of California at Los
Angeles School of Law.

RALPH F. VERNI	Chairman of the	Trustee since 2005		Consultant and private investor.	177	None
1/26/43	Board and Trustee	and Chairman of
the Board since
2007

(1) Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees
	Position(s) with	Term of Office and
Name and Date of Birth	the Trust	Length of Service			Principal Occupation(s) During Past Five Years

CYNTHIA J. CLEMSON	President	Since 2005		Vice President of Eaton Vance and BMR.	Officer of ^90 registered investment companies managed
3/2/63				by Eaton Vance or BMR.

WILLIAM H. AHERN, JR.	Vice President	Since 2004		Vice President of Eaton Vance and BMR.	Officer of ^75 registered investment companies managed
7/28/59				by Eaton Vance or BMR.

CRAIG R. BRANDON	Vice President	Since 2004			Vice President of Eaton Vance and BMR. Officer of 44 registered investment companies managed
12/21/66				by Eaton Vance or BMR.

ROBERT B. MACINTOSH	Vice President	Since 1993		Vice President of Eaton Vance and BMR.	Officer of ^90 registered investment companies managed
1/22/57				by Eaton Vance or BMR.

11

THOMAS M. METZOLD	Vice President	Since 2004	Vice President of Eaton Vance and BMR.	Officer of 43 registered investment companies managed
8/3/58			by Eaton Vance or BMR.

ADAM A. WEIGOLD	Vice President	Since 2007	Vice President of Eaton Vance and BMR.	Officer of 70 registered investment companies managed
3/22/75			by Eaton Vance or BMR.

BARBARA E. CAMPBELL	Treasurer	Since 2005	Vice President of Eaton Vance and BMR.	Officer of 177 registered investment companies managed
6/19/57			by Eaton Vance or BMR.

^

MAUREEN A. GEMMA	Secretary and Chief Legal Officer	Secretary since 2007 and Chief	Vice President of Eaton Vance and BMR.	Officer of 177 registered investment companies managed
5/24/60		Legal Officer since 2008	by Eaton Vance or BMR.

PAUL M. O’NEIL	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR.	Officer of 177 registered investment companies managed
7/11/53			by Eaton Vance or BMR.

^

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee (formerly, the Special Committee). ^Each of the ^Committees are ^comprised of only noninterested Trustees.

Mmes. Stout (Chair) and Steiger, and Messrs. Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee of the Board of Trustees of the ^Trust. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended ^March 31, 2008, the Governance Committee convened ^four times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Park (Chair) and Verni and Mmes. Steiger and Stout are members of the Audit Committee of the Board of Trustees of the ^Trust. The Board of Trustees has designated ^Mr. ^Park, ^a noninterested Trustee, as audit committee financial ^expert. The Audit Committee’s purposes are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of ^a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of ^applicable SEC, American Stock Exchange and New York Stock Exchange rules for inclusion in the proxy statement of ^a Fund. During the fiscal year ended ^March 31, 2008, the Audit Committee convened ^seven times.

Messrs. ^Verni (Chair), Esty, Freedman, Park and Pearlman are currently members of the ^Contract Review Committee of the Board of Trustees of the ^Trust. The purposes of the ^Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the ^Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the ^Fund, or investors

12

therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the ^other Committees of the Board of Trustees of the ^Trust. During the fiscal year ended ^March 31, 2008, the ^Contract Review Committee convened ^twelve times.

Messrs. Esty (Chair), Freedman and Park are currently members of the Portfolio Management Committee of the Board of Trustees of the Trust. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by the Funds and its investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board of Trustees in its monitoring of the performance results of all Funds, giving special attention to the performance of certain Funds that it or the Board of Trustees identifies from time to time. The Portfolio Management Committee was recently formed, so it did not convene during the fiscal year ended March 31, 2008.

Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee of the Board of Trustees of the Trust. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board of Trustees and the Funds’ Chief Compliance Officer (the “CCO”); and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. The Compliance Reports and Regulatory Matters Committee was recently formed, so it did not convene during the fiscal year ended March 31, 2008.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in ^each Fund and in all Eaton Vance Funds overseen by the ^Trustees as of December 31, ^2007^. Interests in a Portfolio cannot be purchased by a Trustee.

Dollar Range of Equity Securities Owned by

	Benjamin C.	Thomas E.	^Allen R.	William H.	Ronald A.	^Heidi L.	Lynn A.	Ralph F.
Fund Name	Esty(2)	Faust Jr.(1)	Freedman(2)	Park(2)	Pearlman(2)	Steiger(2)	Stout(2)	Verni(2)
AMT-Free Fund	None	None	None	None	None	None	None	None
National Fund	None	None	None	None	None	None	None	None
Aggregate Dollar
Range of Equity
Securities Owned in
all Registered Funds
Overseen by
Trustee in the Eaton
Vance Family of						$50,001-
Funds	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	$100,000	over $100,000(3)	over $100,000

(1)	Interested Trustee.
(2)	Noninterested Trustees.
(3)	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31,^ 2007, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, ^2006 and December 31, ^2007, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC

13

or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, ^2006 and December 31, ^2007, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of ^eachFund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by a Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate ^aFund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the ^Funds (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust.) During the fiscal year ended ^March 31, 2008, the Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust. For the year ended December 31, ^2007, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

^
	Benjamin C.	Allen R.	William H.	Ronald A.	Heidi L.	Lynn A.	Ralph F.
Source of Compensation	Esty	Freedman^	Park	Pearlman	Steiger	Stout	Verni
Trust(2)	$^5,520	$^5,582	$^5,669	$^5,486	$^5,441	$^5,891	$^8,110
Trust and Fund Complex(1)	^200,000	^150,000	^200,000(3)	^166,667	^150,000	^217,500(4)	^257,500(5)

^

(1)	As of August 1, 2008, the Eaton Vance fund complex consists of 177 registered investment companies or series thereof. Samuel L. Hayes, III and Norton H. Reamer retired as Trustees on July 1, 2007 and July 1, 2008, respectively. For the fiscal year ended March 31, 2008, Mr. Hayes and Mr. Reamer received Trustees fees of $2,268 and $6,298, respectively, from the Trust. For the calendar year ended December 31, 2007, Mr. Hayes and Mr. Reamer received $157,500 and $217,500, respectively, from the Trust and Fund Complex.
(2)	The Trust consisted of 8 Funds as of ^March 31, 2008.
(3)	Includes $^80,000 of deferred compensation.
(4)	Includes $^45,000 of deferred compensation.
(5)	Includes $^128,750 of deferred compensation.

Organization.^Each Fund is a series of the Trust, which was organized under Massachusetts law as a business trust on October 23, 1985 and is operated as an open-end management investment company. On June 1, 2008, the Eaton Vance Florida Plus Limited Maturity Municipals Fund changed its name to Eaton Vance AMT-Free Limited Maturity Municipals Fund.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

14

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

Proxy Voting Policy. The Boards of Trustees of the Trust adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment adviser Policies, see Appendix E and Appendix F, respectively. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by ^each Fund and what portion, if any, of the Fund’s assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of the Fund and the advisory fees for the three fiscal years ended ^March 31, 2008. ^

		Advisory Fee for Fiscal Years Ended
Fund	Net Assets at 3/31/08	3/31/08	3/31/07	3/31/06
AMT-Free Fund	$ 39,075,152	$ 185,879	$ 224,322	$ 276,476
National Fund	$648,554,058	$^2,477,355	$^1,439,666	$^1,202,204

15

^

^Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. ^Each Agreement provides that the investment adviser may render services to others. ^Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance ^Corp. (“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. ^EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are ^Thomas E. Faust Jr., Ann E. Berman^, Leo I. Higdon, Jr., ^Vincent M. O’Reilly, Dorothy E. Puhy, Duncan W. ^Richardson and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are ^Mr. ^Faust, Jeffrey P. Beale, Cynthia J. Clemson, ^Maureen A. ^Gemma, Lisa Jones, Michael R. Mach, Robert B. MacIntosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, ^Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan^, Payson F. ^Swaffield, Michael W. ^Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization^,” all of the officers of the Trust (as well as ^Mr. ^Faust who ^is also ^a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and each ^Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of ^Eaton Vance and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by ^a ^Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Portfolio Manager. The portfolio manager of AMT-Free Fund is Craig R. Brandon and the portfolio manager of National Fund is William H. Ahern, Jr. ^Each portfolio manager manages other investment companies and/or investment accounts in addition to the ^Funds. The following ^tables show, as of ^each Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
AMT-Free Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Craig R. Brandon
Registered Investment Companies	12	$1,420.8	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

16

	Number of	Total Assets of^	Number of Accounts^	Total Assets of Accounts
National Fund	^All Accounts	All Accounts^*	Paying a Performance Fee	^Paying a Performance Fee^
William H. Ahern
Registered Investment Companies	^14	$1,^863.^6	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

^* In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Mr. Brandon and Mr. Ahern did not own any Fund shares as of ^each Fund’s most recent fiscal year ended March 31, ^2008. However, Mr. Brandon beneficially owned between $100,001 and $500,000 and Mr. Ahern beneficially owned between $500,^001 - $1,000,000 of all Eaton Vance Funds as of December 31, ^2007. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.  The investment adviser has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics and policies which govern the investment adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for BMR. Compensation of the investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to ^the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The

17

overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for each Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of each Fund: (1) provides call center services to financial intermediaries and shareholders; (2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); (3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and (4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by a Fund’s transfer agent from fees it receives from the Eaton Vance funds^. Each Fund will pay a pro rata share of such fee. For the fiscal year ended March 31, ^2008, the transfer agent accrued for or paid to Eaton Vance as follows for sub-transfer agency services performed on behalf of each Fund:

AMT-Free Fund	National Fund
$909	^$12,585

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser or the principal underwriter). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), The Eaton Vance Building, 255 State Street, Boston, MA 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Trust’s Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. EVD is ^a direct, wholly-owned subsidiary of EVC. Mr. ^Faust ^is a ^Director of EVD.

Custodian. ^State Street Bank and Trust Company (“State Street“^), 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian to each Fund. State Street ^has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. State Street ^provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including ^State Street. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund and such banks.

Independent Registered Public Accounting Firm. ^ Deloitte & Touche LLP, 200 Berkeley Street, Boston, ^MA 02116, is the independent registered public accounting firm of each ^Fund, providing audit ^services and assistance and consultation with respect to the preparation of filings with the SEC.

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Transfer Agent. PNC Global Investment Servicing, P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of each Fund is computed by ^State Street (as agent and custodian for each Fund) by subtracting the liabilities of the Fund from the value of its total assets. Each Fund will be closed for business and will not price its shares on the following business holidays and any other business ^day that the New York Stock Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by a Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of a Fund are sold at the offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges”.

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than the minimum investment amount on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

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While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information. A Fund’s net asset value per share is normally rounded to two decimal places. In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Sales Charge Waivers. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides investment services, such as management, brokerage and custody, (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or similar ongoing fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; financial intermediaries who have entered into an agreement with the principal underwriter to offer Class A shares through a no-load platform, (4) to officers and employees of the Fund custodian and the transfer agent and (5) in connection with the ReFlow liquidity program. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Waiver of Investment Minimums. In addition to waivers described in the prospectus, minimum investment amounts are waived for current and retired Directors and Trustees of Eaton Vance funds and portfolios, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. The minimum initial investment amount is also waived for officers and employees of the Fund’s custodian and transfer agent. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are also not subject to the minimum investment amount.

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Statement of Intention. If it is anticipated that $100,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Share purchases eligible for the right of accumulation are described under "Sales Charges" in the prospectus. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an “investment dealer fund”). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund; however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Conversion Feature. Class B shares held for the longer of (i) four years or (ii) the time at which the CDSC applicable to such shares expires will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Distribution Plans

The Trust has in effect a compensation-type Distribution Plan (the “Class A Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Class A Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons. The distribution and service fees payable under the Class A Plan shall not exceed

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0.25% of the average daily net assets attributable to Class A shares for any fiscal year. Class A distribution and service fees are paid ^monthly in arrears. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect compensation-type Distribution Plans (the “Class B and Class C Plans“) pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 3% (in the case of Class B) and 6.25% (in the case of Class C) of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”. Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 3.0% of the purchase price of Class B shares and 0.85% of the purchase price of Class C shares, and an up-front service fee of 0.15% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund’s assets, and will result in increased investment flexibility and advantages which have ^benefited and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorize the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding an annual rate of 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid ^monthly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.15% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.15% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1977. The Trustees of the Trust who are “interested” persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

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Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income tax applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of a Fund may not be disclosed to any party except as follows:

  Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund’s complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within five business days of filing with the SEC, each Fund’s portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance’s website at www.eatonvance.com and are available upon request at no cost by contacting Eaton Vance at 1-800- ^262-1122. Each Fund will also post a complete list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website within 30 days of calendar quarter end^.
  Disclosure of certain portfolio characteristics: Each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end. Such information is also available upon request by contacting Eaton Vance at 1-800-^262-^1122.

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  Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc. described herein and in the prospectus) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement. Such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, credit rating agencies (such as Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), statistical ratings agencies (such as Morningstar, Inc.), analytical service providers engaged by the investment adviser (such as Advent, Bloomberg L.P., Evare, Factset and The Yield Book, Inc.), proxy evaluation vendors (such as Institutional Shareholder Servicing Inc.), pricing services (such as LSTA/LPC Mark-to-Market Pricing Service, WM Company Reuters Information Services, Pricing Direct, ^State Street Derivatives Pricing Service, FT Interactive Data Corp. and Standard & Poor’s Securities Evaluation Service, Inc.), which receive information as needed to price a particular holding, translation services, lenders under Fund credit facilities (such as Citibank, N.A.^), consultants and, for purposes of facilitating portfolio transactions, investment dealers and other intermediaries (such as national and regional municipal bond dealers and mortgage-backed securities dealers). These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged. If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter.  Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board of Trustees. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
  Historical portfolio holdings information: From time to time, each Fund may be requested to provide historic portfolio holdings information. In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings are for a period that is no more recent than the date of the portfolio holdings posted to the Eaton Vance website; a Fund’s portfolio manager and Eaton Vance’s Chief Equity or Chief Income Investment Officer (as appropriate) have reviewed the request and do not believe the dissemination of the information requested would disadvantage Fund shareholders; and the Chief Compliance Officer has reviewed the request to ensure that the disclosure of the requested information does not give rise to a conflict of interest between Fund shareholders and an affiliated service provider.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

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TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. ^Each Fund has elected to be ^treated, and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, ^each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. If a Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, ^it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. ^Each Fund qualified as a RIC for its fiscal year ended March 31, 2008. Each Fund also seeks to avoid payment of federal excise tax. However, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.

In order to avoid incurring a federal excise tax obligation, the Code requires that ^a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If ^a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that a Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If ^a Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

^Each Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

^A Fund may invest to a significant extent in debt obligations that are in the lowest rating catagories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when ^a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Distributions by ^a Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for ^a Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns.

Tax-exempt distributions received from ^a Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of ^a Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of ^a Fund. “Substantial user” is defined in

25

applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of any such future legislation, the availability of municipal obligations for investment by ^a Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after ^a Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

In the course of managing its investments,^ a Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by ^a Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

^

^A Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to ^a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

As a result of entering into swap contracts, ^a Fund may make or receive periodic net payments. ^A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if ^a Fund has been a party to a swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on ^a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares

26

purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when ^a Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”^) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate)^.

^

If ^a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from ^a Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from sale or exchange of U.S. real property interests.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the ^IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, each Fund’s investment adviser. ^Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for ^a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

27

Municipal obligations, including state obligations, purchased and sold by^ each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. ^Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of^ each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, certain proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, news and information services, certain pricing and quotation equipment and services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

28

^Since May 1, 2004, the investment adviser uses research credits generated from ^a Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by the amount of such research ^credits. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by ^a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for ^a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where ^a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the^ three fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution.

^

Commissions Paid
on
				Amount of	Transactions
				Transactions	Directed to
				Directed to Firms	Firms Providing
	Brokerage Commissions ^ for the Fiscal Year Ended			Providing Research	Research
Fund	3/31/08	3/31/07	3/31/06	3/31/08	3/31/08

AMT-Free Fund	$1,974	$4,148	$6,843	$0	$0

National Fund	^32,051	^20,550	^20,880	0	0

As of March 31, 2008, each Fund held no securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act.

29

FINANCIAL STATEMENTS

The audited financial statements of, and the reports of the independent registered public accounting firm for the ^Funds, appear in each Fund’s most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual ^reports accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information and the report of the independent registered public accounting firm for the^ Eaton Vance AMT-Free Limited Maturity Municipals Fund (formerly Eaton Vance Florida Plus Limited Maturity Municipals Fund) and Eaton Vance National Limited Maturity Municipals Fund for the fiscal year ended ^March 31, 2008, as previously filed electronically with the SEC (Accession No. ^0001104659-08-035876).

30

APPENDIX A

Class A Fees, Performance & Ownership

Sales Charges and Distribution and Service Fees. For the fiscal year ended ^March 31, 2008, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total distribution and service fees paid by each Fund, and (6) distribution and service fees paid to investment dealers. Distribution and service fees that were not paid to investment

Distribution and
			Sales Charges to		Total Distribution	Service Fees Paid
	Total Sales	Sales Charges to	Principal	CDSC Paid to	and Service	to Investment
Fund	Charges Paid	Investment Dealers	Underwriter	Principal Underwriter	Fees Paid	Dealers

AMT-Free Fund	$ 8,575	$ 7,414	$ 1,161	$ 10,000	$ 48,244	$ 42,587

National Fund	^591,264	^553,961	^37,303	^170,000	^ 620,237	^219,027

For the fiscal years ended March 31, 2007 and March 31, 2006, the following total sales charges ^were paid on sales of Class A, of which the principal underwriter received ^the following amounts. The balance of such amounts was paid to investment dealers.

	March 31, 2007	March 31, 2007	March 31, 2006	March 31, 2006
	Total Sales	Sales Charges to	Total Sales	Sales Charges to
Fund	Charges Paid	Principal Underwriter	Charges Paid	Principal Underwriter

AMT-Free Fund	$ 7,871	$ 6,896	$ 39,105	$ 1,660

National Fund	^751,333	^708,621	^316,448	^22,988

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

^

AMT-Free Fund	Length of Period Ended March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^0.05%	^2.62%	^3.72%
Before Taxes and Including Maximum Sales Charge	^–2.23%	^2.15%	^3.48%
After Taxes on Distributions and Excluding Maximum Sales Charge	^ 0.05%	^2.62%	^3.71%
After Taxes on Distributions and Including Maximum Sales Charge	^–2.23%	^2.15%	^3.47%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 1.42%	^2.79%	^3.77%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.10%	^2.39%	^3.56%

31

National Fund	Length of Period Ended March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–0.^94%	^3.^43%	^3.^94%
Before Taxes and Including Maximum Sales Charge	^–3.^17%	^2.^95%	^3.^70%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–0.^94%	^3.^42%	^3.^93%
After Taxes on Distributions and Including Maximum Sales Charge	^–3.^17%	^2.^94%	^3.^70%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^0.^74%	^3.^53%	^4.^01%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.^74%	^3.^11%	^3.^80%

Control Persons and Principal Holders of Securities. At ^July 1, 2008, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

:^
AMT-Free Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^14.7%
	Citigroup Global Markets, Inc.	New York, NY	10.5%
	Northern Trust as Custodian FBO Julia Menard Marital Tr	Chicago, IL	6.1%
	UBS Financial Services Inc. FBO Harvey Hansen	Edina, MN	5.4%
National Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^11.7%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

32

APPENDIX B

Class B Fees, Performance & Ownership

Distribution and Service Fees. For the fiscal year ended ^March 31, 2008, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, and (6) service fees paid to investment dealers. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

^

Commission Paid
	by Principal	Distribution Fee				Service Fees
	Underwriter to	Paid to	CDSC Paid to	Uncovered Distribution	Service	Paid to
Fund	Investment Dealers	Principal Underwriter	Principal Underwriter	Charges	Fees	Investment Dealers

AMT-Free Fund	$60,092	$13,588	$7,000	$ 975,000 (77.6%)	$3,200	$3,091

National Fund	^14,517	^65,456	^15,000	^1,379,000 (21.2%)	^14,455	^12,288

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of ^distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period^, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^

AMT-Free Fund	Length of Period Ended March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–0.71%	^1.84%	^2.97%
Before Taxes and Including Maximum Sales Charge	^–3.60%	^1.84%	^2.97%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–0.71%	^1.84%	^2.96%
After Taxes on Distributions and Including Maximum Sales Charge	^–3.60%	^1.84%	^2.96%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 0.64%	^2.02%	^3.02%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–1.23%	^2.02%	^3.02%

33

National Fund	Length of Period Ended March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–1.59%	^2.66%	^3.17%
Before Taxes and Including Maximum Sales Charge	^–4.45%	^2.66%	^3.17%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–1.60%	^2.65%	^3.17%
After Taxes on Distributions and Including Maximum Sales Charge	^–4.46%	^2.65%	^3.17%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 0.05%	^2.76%	^3.25%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–1.81%	^2.76%	^3.25%

Control Persons and Principal Holders of Securities. At ^July 1, 2008, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

AMT-Free Fund	Morgan Stanley	Jersey City, NJ	46.1%
	Citigroup Global Markets, Inc.	New York, NY	12.1%
	First Clearing, LLC A/C 8014-5479 Emma Staiano Trust	Lake Wales, FL	8.5%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.0%
	Raymond James & Assoc. Inc. FBO Margaret E Pierce TTEE	Marathon, FL	7.3%
	First Clearing, LLC A/C 1470-1686 Allen C. Bennett	Greenbush, MI	6.6%
	First Clearing, LLC A/C 7714-5206 Rita J. Selvage	Lakeland, FL	5.6%
National Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^12.5%
	UBS Financial Services Inc. FBO Melba L. Baehr	Eau Claire, WI	6.3%^

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

34

APPENDIX C

Class C Fees, Performance & Ownership

Distribution and Service Fees. For the fiscal year ended ^March 31, 2008, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, and (6) service fees paid to investment dealers. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

Commission Paid
	by Principal	Distribution Fee	CDSC Paid to			Service Fees
	Underwriter to	Paid to	Principal	Uncovered Distribution	Service	Paid to
Fund	Investment Dealers	Principal Underwriter	Underwriter	Charges	Fees	Investment Dealers

AMT-Free Fund	$60,092	$66,817	$2,000	$9,442,000 (111.0%)	$13,368	$ 14,831

National Fund	^635,238	^672,617	^24,000	^16,127,000 (16.0%)	^134,524	^145,512

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of ^distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period^, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^

AMT-Free Fund	Length of Period Ended March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	–0.63%	1.85%	2.96%
Before Taxes and Including Maximum Sales Charge	–1.59%	1.85%	2.96%
After Taxes on Distributions and Excluding Maximum Sales Charge	–0.63%	1.85%	2.95%
After Taxes on Distributions and Including Maximum Sales Charge	–1.59%	1.85%	2.95%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	0.70%	2.02%	3.01%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	0.07%	2.02%	3.01%

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National Fund	Length of Period Ended March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–1.70%	^2.64%	^3.15%
Before Taxes and Including Maximum Sales Charge	^–2.65%	^2.64%	^3.15%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–1.70%	^2.63%	^3.14%
After Taxes on Distributions and Including Maximum Sales Charge	^–2.66%	^2.63%	^3.14%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^–0.02%	^2.74%	^3.22%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.64%	^2.74%	^3.22%

Control Persons and Principal Holders of Securities. At ^July 1, 2008, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

:^
AMT-Free Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	32.8%
	Citigroup Global Markets, Inc.	New York, NY	15.3%
	Morgan Stanley	Jersey City, NJ	5.6%
National Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^40.6%^

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

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APPENDIX D

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody's publications.

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Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Obligations

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Ratings Group Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

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B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: The rating CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter “P” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Investment Grade Bond Ratings

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

39

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Bond Ratings

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

40

Description of the Insurance Claims-Paying

Ability Ratings of

Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

An insurance claims-paying ability rating by S&P’s or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

The assignment of ratings by S&P or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

41

APPENDIX ^E

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the

42

proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

43

APPENDIX ^F

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94 -2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant

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to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. Proxy Voting Guidelines (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

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E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is  Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  A copy of the Advisers’ proxy voting policies and procedures;
  Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
  A record of each vote cast;
  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

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VI.  Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.  Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B.  Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

• Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•  A representative of the Legal and Compliance Department will compile a list of the companies identified (the
“Conflicted Companies”) and provide that list to the Proxy Administrator.

•  The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy
Company, the Proxy Administrator will report that fact to the Proxy Group.

•  If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the
recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the
Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•  If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton
Vance senior management, will then determine if a material conflict of interest exists between the relevant
Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted
Companies the Adviser will seek instruction on how the proxy should be voted from:

•  The client, in the case of an individual or corporate client;

•  In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or

• The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s

47

written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

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STATEMENT OF ADDITIONAL INFORMATION ^August 1, 2008

Eaton Vance California Limited Maturity Municipals Fund
^
Eaton Vance Massachusetts Limited Maturity Municipals Fund
Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance Pennsylvania Limited Maturity Municipals Fund

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Funds. Each Fund is a non-diversified open-end management investment company. Each Fund is a series of Eaton Vance Investment Trust (the “Trust”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

	Page		Page
Strategies and Risks	2	Purchasing and Redeeming Shares	20
Investment Restrictions	9	Sales Charges	21
Management and Organization	10	Performance	23
Investment Advisory and Administrative Services	15	Taxes	25
Other Service Providers	19	Portfolio Securities Transactions	28
Calculation of Net Asset Value	19	Financial Statements	30

Appendix A: Class A Fees, Performance and Ownership	31	Appendix E: Ratings	^73
Appendix B: Class B Fee, Performance and Ownership	^34	Appendix F: Eaton Vance Funds Proxy Voting Policy and Procedures	^78
Appendix C: Class C Fees, Performance and Ownership	^38	Appendix G: Adviser Proxy Voting Policies and Procedures	^80
Appendix D: State Specific Information	42

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds’ prospectus dated ^August 1, 2008, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-^262-^1122.

© ^2008 Eaton Vance Management

The following defined terms may be used herein: “SEC” for the Securities and Exchange Commission; “CFTC” for the Commodities Futures Trading Commission; “Code” for the Internal Revenue Code of 1986, as amended; “1940 Act” for the Investment Company Act of 1940, as amended; and “^FINRA” for the ^Financial Industry Regulatory Authority.

STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, each Fund will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by a Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, a Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. Each Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, each Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Fund as a result of any such event, and a Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by each Fund. Each Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Fund will be affected by such changes.

Insured Obligations. Each Fund may purchase municipal obligations that are insured as to their scheduled payment of principal and interest. Such insurance generally will be obtained from insurers having a claims-paying ability rated at least Baa by Moody’s or BBB by S&P or Fitch. Although the insurance feature may reduce some financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce a Fund’s current yield. In addition, changes in the claims-paying ability ratings of an insurer may affect the value of an insured obligation, and in some cases may even cause the value of a security to be less than a comparable uninsured obligation. See Appendix E for a description of the claims-paying ability ratings of S&P and Moody’s. The insurance does not guarantee the market value of the insured obligation or the net asset value of a Fund’s shares.

State-Specific Concentration. For a discussion of the risks associated with investing in municipal obligations of a particular state’s issuers, see “Risks of Concentration” in Appendix D. Each Fund may also invest a total of up to 35% of its net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations. Each Fund may also invest to a limited extent in obligations issued by the N. Marianna Territories and American Samoa. Information about some of these conditions and developments is included in Appendix D.

Sector Concentration. Each Fund may invest 25% or more of its total assets in municipal obligations in certain sectors. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Standard tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge that the governor will request an appropriation of funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities.

In addition, the airline industry continues to evolve. A number of major carriers have either emerged from bankruptcy or are currently in bankruptcy. Recent problems include, but are not limited to, increased competition, labor and union conflicts, greater security costs and fluctuating jet fuel prices. Court rulings have given some guidance to the viability of collateral structures. However, there is still uncertainty as to the strength of collateral pledged under various security systems.

Certain tax-exempt bonds issued by Native American tribes may be subject to the risk that a taxing authority would determine that the income from such bonds is not eligible for tax-exempt status. In the event of any final adverse ruling to this effect, holders of such bonds may be subject to penalties.

Duration. In pursuing its investment objective each Fund seeks to maintain a dollar weighted average portfolio duration of between three and nine years. Duration represents the dollar weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is usually not more than its stated maturity and is related to the degree of volatility in the market value of the obligation. Maturity measures only the time until a bond or other debt security provides its final payment; it does not take into account the pattern of a security’s payments over time. Duration takes both interest and principal payments into account and, thus, in the investment adviser’s opinion, is a more accurate measure of a municipal obligation’s sensitivity to changes in interest rates. In computing the duration of its portfolio, a Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations.

Credit Quality. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit ratings are based largely on the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the security. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by a Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. A Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be ^no more than 35% of net assets and holdings rated below B will be less than 10% of net assets. In the event the rating of an obligation held by a Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with each Fund’s credit quality limitations. In the case of a defaulted obligation, a Fund may incur additional expense seeking recovery of its investment. See “Portfolio of Investments” in the “Financial Statements” incorporated by reference into this SAI with respect to any defaulted obligations held by a Fund.

When a Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund’s goals is more dependent on the investment adviser’s ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix E.

Municipal Leases. Each Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by a Fund may be deemed illiquid for the purpose of the Fund’s 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity. If the municipal lease obligation is insured as to the timely payment of principal and interest, or if the obligation has an investment grade rating (rated BBB or Baa or higher), the investment adviser will consider the obligation to be liquid. In the event a Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Each Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and each Fund is required to distribute that income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a “when-issued” basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of a Fund’s commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. Each Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts generally require the issuer to sell and a Fund to buy such securities on a settlement date that could be several months or several years in the future. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Fund enters into the purchase commitment. When a Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund’s net asset value than if it solely set aside cash to pay for when-issued securities.

Credit Derivatives. Each Fund may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because a Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. Each Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Each Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to a Fund or that selling institutions will be willing to permit a Fund to exercise a put to hedge against rising interest rates. A Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

OTC Options. Each Fund may enter into an agreement with a potential buyer of a municipal obligation that gives the buyer the right, but not the obligation, to purchase a municipal obligation held by the Fund at a particular price in the future and is commonly referred to as an over-the-counter option or OTC option. Such agreements will be entered solely to help facilitate the selling of municipal obligations, for instance, if the buyer wishes to lock in a price for a particular municipal obligation subject to performing due diligence on the issue or issuer. The buyer may not pay a premium for such option. Each Fund may enter into such arrangements on up to 5% of the value of such Fund’s assets. There is a risk that the value of a municipal obligation underlying an option may appreciate above the value that the buyer has agreed to pay for the municipal obligation and therefore the Fund would not be entitled to the appreciation above such price.

Variable Rate Obligations. Each Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. A Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. Each Fund may invest in residual interests in a trust that holds municipal securities (“inverse floaters”). The interest rate payable on an inverse floater bears an inverse relationship to the interest rate on another security issued by the trust. Because changes in the interest rate on the other security inversely affect the interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While inverse floaters expose a Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to a Fund’s restrictions on borrowings.

Under certain circumstances, a Fund may enter into a so-called shortfall and forbearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit a Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Absent a shortfall and forebearance agreement, a Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the inverse floater could be terminated and the Fund could incur a loss.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. No Fund will enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of a Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with a Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Fund will own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by a Fund (or of securities that a Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, a Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by a Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. Each Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. Each Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Each Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Each Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of a Fund as a regulated investment company for federal income tax purposes. Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, each Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

ReFlow Liquidity Program. Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance. ReFlow will purchase Class A shares at net asset value and will not be subject to any sales charge, investment minimum or redemption fee applicable to such shares. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the ^round trip limitation described in "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares" in the prospectus. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. The investment adviser believes that the program assists in stabilizing a Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the investment adviser may also benefit.

Temporary Investments. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. Each Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). Securities may also be purchased and sold based on their relative value in the marketplace. A Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to a Fund. Historical turnover rate(s) are included in the Financial Highlights table(s) in the Prospectus.

INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

(1)	Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(3)	Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

(4)	Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

(5)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

(6)	Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings)^. There is no current intent to borrow money except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of each Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by each Fund. A nonfundamental investment policy may be changed by the Trustees with respect to a Fund without approval by the Fund’s shareholders. Each Fund will not:

  make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

No Fund will invest 25% or more of its total assets in any one industry. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the prospectus and this SAI, a Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, utilities and industrial development bonds. Each Fund reserves the right to invest more than 25% of total assets in each of these sectors.

For purposes of a Fund’s investment restrictions and diversification status, the determination of the “issuer” of any obligation, including inverse floaters, will be made by the Fund’s investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations. A Fund’s investments in inverse floaters and similar securities described in the prospectus and this SAI will not be considered borrowing for purposes of a Fund’s restrictions on borrowing described herein and in the prospectus.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each Fund (see "Principal Underwriter" under "Other Service Providers"). Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.^

				Number of Portfolios in Fund Complex Overseen By Trustee(1)
	Position(s) with the Trust	Term of Office and Length of Service			Other Directorships Held

Name and Date of Birth			Principal Occupation(s) During Past Five Years

Interested Trustee

THOMAS E. FAUST JR. 5/31/58	Trustee	Since 2007	^Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies and 5 private investment companies managed by Eaton Vance or BMR. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	177	Director of EVC

^
Noninterested Trustees

BENJAMIN C. ESTY 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration^.^	177	None

		Term of Office and Length of Service		Number of Portfolios in Fund Complex Overseen By Trustee(1)
	Position(s) with the Trust				Other Directorshiops Held

Name and Date of Birth			Principal Occupation(s) During Past Five Years

ALLEN R. FREEDMAN 4/3/40	Trustee	Since 2007	^Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	177	Director of Assurant, Inc. (insurance provider), and Stonemor Partners L.P. (owner and operator of cemeteries)

WILLIAM H. PARK 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

RONALD A. PEARLMAN 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

^

HEIDI L. STEIGER 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global
wealth management firm) (since 2005). Formerly, President
and Contributing Editor, Worth Magazine (2004-2005).
Formerly, Executive Vice President and Global Head
of Private Asset Management (and various other
positions), Neuberger Berman (investment firm)
			(1986-2004).	^177	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

LYNN A. STOUT 9/14/57	Trustee	Since 1998	^Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	177	None

RALPH F. VERNI 1/26/43	Chairman of the Board and Trustee	Trustee since 2005 and Chairman of the Board since 2007	Consultant and private investor.	177	None

(1)Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Name and Date of Birth

CYNTHIA J. CLEMSON 3/2/63	President	Since 2006^	Vice President of Eaton Vance and BMR. Officer of ^90 registered investment companies managed by Eaton Vance or BMR.

WILLIAM H. AHERN, JR.	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^75 registered investment companies managed by Eaton Vance or BMR.
7/28/59

CRAIG R. BRANDON 12/21/66	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 44 registered investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH 1/22/57	Vice President	Since 1993	Vice President of Eaton Vance and BMR. Officer of ^90 registered investment companies managed by Eaton Vance or BMR.

THOMAS M. METZOLD 8/3/58	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 43 registered investment companies managed by Eaton Vance or BMR.

ADAM A. WEIGOLD 3/22/75	Vice President	Since 2007	Vice President of Eaton Vance and BMR. Officer of 70 registered investment companies managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL 6/19/57	Treasurer	Since 2005^	Vice President of Eaton Vance and BMR. Officer of 177 registered investment companies managed by Eaton Vance or BMR.

^

MAUREEN A. GEMMA 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 177 registered investment companies managed by Eaton Vance or BMR.

PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 177 registered investment companies managed by Eaton Vance or BMR.

^
The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee (formerly, the Special Committee). ^Each of the ^Committees are ^comprised of only noninterested Trustees.

^Mmes. Stout (Chair) and Steiger, and Messrs. Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee of the Board of Trustees of the ^Trust. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended ^March 31, 2008, the Governance Committee convened ^four times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. ^Park (Chair) and Verni and Mmes. Steiger and Stout are members of the Audit Committee of the Board of Trustees of the ^Trust. The Board of Trustees has designated ^Mr. ^Park, ^a noninterested Trustee, as audit committee financial ^expert. The Audit Committee’s purposes are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of ^a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of ^applicable SEC, American Stock Exchange and New York Stock Exchange rules for inclusion in the proxy statement of ^a Fund. During the fiscal year ended ^March 31, 2008, the Audit Committee convened ^seven times.

Messrs. ^Verni (Chair), Esty, Freedman, Park and Pearlman are currently members of the ^Contract Review Committee of the Board of Trustees of the ^Trust. The purposes of the ^Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the ^Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the ^Funds or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the ^other Committees of the Board of Trustees of the ^Trust. During the fiscal year ended ^March 31, 2008, the ^Contract Review Committee convened ^twelve times.

Messrs. Esty (Chair), Freedman and Park are currently members of the Portfolio Management Committee of the Board of Trustees of the Trust. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by the Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board of Trustees in its monitoring of the performance results of all Funds, giving special attention to the performance of certain Funds that it or the Board of Trustees identifies from time to time. The Portfolio Management Committee was recently formed, so it did not convene during the fiscal year ended March 31, 2008.

Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee of the Board of Trustees of the Trust. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and the Fund’s Chief Compliance Officer (the “CCO”); and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. The Compliance Reports and Regulatory Matters Committee was recently formed, so it did not convene during the fiscal year ended March 31, 2008.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, ^2007. ^

Dollar Range of Equity Securities Owned by
	Benjamin C.	Thomas E	Allen R.	William H.	Ronald A.	Heidi L.	Lynn A.	Ralph F.
Fund Name	Esty(2)	Faust Jr.(1)	Freedman^(2)^	Park(2)	Pearlman(2)	Steiger^(2)	Stout(2)	Verni(2)
California Fund	None	None	None^	None	None	None	None	None
^
Massachusetts Fund	None	None	None^	None	None	None	None	None
New Jersey Fund	None	None	None^	None	None	None	None	None
New York Fund	None	None	None^	None	None	None	None	None
Ohio Fund	None	None	None^	None	None	None	None	None
Pennsylvania Fund	None	None	None^	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Owned in all Registered Funds Overseen by Trustee in the Eaton Vance Family of Funds

	over $100,000	over $100,000	over $100,000^	over $100,000	over $100,000	^$50,001- $100,000	over $100,000*	over $100,000

(1) Interested ^Trustee.
(2) Noninterested Trustees. ^
* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, ^2007, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, ^2006 and December 31, ^2007, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, ^2006 and December 31, ^2007, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of each Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by a Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Funds (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust.) During the fiscal year ended ^March 31, 2008, the Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust. For the year ended December 31, ^2007, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1): ^

	Benjamin C. Esty	Allen R. Freedman	William H. Park	Ronald A. Pearlman	Heidi L. Steiger	Lynn A. Stout	Ralph F. Verni
Source of Compensation
Trust(2)	$^5,520	$^5,582	$^5,669	$^5,486	$^5,441	$^5,891	$^8,110
Trust and Fund Complex(1)	^200,000	^150,000	^200,000(3)	^166,667	^150,000	^217,500(4)	^257,500(5)

(1)	As of ^August 1, 2008, the Eaton Vance fund complex consists of ^177 registered investment companies or series thereof. ^Samuel L. Hayes, III and Norton H. Reamer retired as ^Trustees on July 1, 2007 and July 1, 2008, ^respectively. For the fiscal year ended March 31, 2008, Mr. Hayes and Mr. Reamer received Trustees fees of $2,268 and $6,295, respectively, from the Trust. For the calendar year ended December 31, ^2007, Mr. Hayes and Mr. Reamer received ^$^157,^500 and $^217,^500, respectively, from the Trust and Fund Complex^.

(2)	The Trust consisted of ^8 Funds as of ^March 31, 2008.

(3)	Includes $^80,000 of deferred compensation.

(4)	Includes $45,000 of deferred compensation.

(5)	Includes $^128,750 of deferred compensation.

Organization. Each Fund is a series of the Trust, which was established under Massachusetts law on October 23, 1985 and is operated as an open-end management investment company.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

Proxy Voting Policy. The Boards of Trustees of the Trust have adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment adviser Policies, see Appendix F and Appendix G, respectively. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by ^each Fund and what portion, if any, of the Fund’s assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of each Fund and the advisory fees for the three fiscal years ended ^March 31, 2008.^

	Net Assets at ^3/31/08	Advisory Fee for Fiscal Years Ended
Fund		^3/31/08	3/31/07	3/31/06
California	^$38,671,106	$^173,877	$160,284	$159,623
^
Massachusetts	^64,136,791	^273,953	296,500	349,157
New Jersey	^43,557,707	^175,330	185,238	215,195
New York	^97,261,957	^421,846	428,445	475,628
Ohio	^19,635,461	^ 88,625	84,287	82,665
Pennsylvania	^53,856,908	^234,165	240,304	258,489

^

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance ^Corp. (“EVC”), a Maryland corporation and publicly-held holding companyBMR and Eaton Vance are ^EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are ^Thomas E. Faust Jr., Ann E. Berman^, Leo I. Higdon, Jr., ^Vincent M. O’Reilly, Dorothy E. Puhy, Duncan W. ^Richardson and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are ^Mr. ^Faust, Jeffrey P. Beale, Cynthia J. Clemson, ^Maureen A. ^Gemma, Lisa Jones, Michael R. Mach, Robert B. MacIntosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, ^Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan^, Payson F. ^Swaffield, Michael W. ^Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization^,” all of the officers of the Trust (as well as ^Mr. ^Faust who ^is also ^a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and each ^Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of ^Eaton Vance and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by ^a ^Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Portfolio Managers. The portfolio manager of each Fund is listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to a Fund. The following tables show, as of a Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.^

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
California Limited Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Cynthia J. Clemson
Registered Investment Companies	^10	$3,^318.6	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

^	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Massachusetts Limited Fund^	All Accounts	All Accounts*^	Paying a Performance Fee	Paying a Performance Fee*
William H. Ahern
Registered Investment Companies	^14	$1,^863.^6	0	$0^
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts^	0	$ 0	0	$0^

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
New Jersey Limited Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Craig R. Brandon
Registered Investment Companies	^12	$1,^420.^8	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
New York Limited Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
William H. Ahern
Registered Investment Companies	^14	$1,^863.^6	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts^	0	$ 0	0	$0
	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Ohio Limited Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
William H. Ahern
Registered Investment Companies	^14	$1,^863.^6	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Pennsylvania Limited Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
^Adam A. ^Weigold
Registered Investment Companies	^12	$1,^003.^1	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar value of shares of a Fund beneficially owned by its portfolio manager as of the Fund’s most recent fiscal year ended March 31, ^2008 and in all Eaton Vance Funds as of December 31, ^2007. The purpose of each Fund is to provide tax-exempt income to persons subject to taxation in a particular state. In most cases, a Fund’s portfolio manager is not subject to such taxation. In addition, in most cases, Fund shares are not registered for sale in the state of the portfolio manager’s residence.^

	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in all Registered Funds in the Eaton Vance Family of Funds

Fund Name and Portfolio Manager
California Limited Fund
Cynthia J. Clemson	None	^over $1,000,000
^Massachusetts Limited Fund
William H. Ahern	None	$500,000 - $1,000,000
New Jersey Limited Fund
Craig R. Brandon	None	$100,001 - $500,000
New York Limited Fund
William H. Ahern	None	$500,000 - $1,000,000
Ohio Limited Fund
William H. Ahern	None	$500,000 - $1,000,000
Pennsylvania Limited Fund
^Adam A. Weigold	None	$100,001 - $500,000

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. The investment adviser has adopted several policies and procedures designed to address these potential conflict including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for BMR. Compensation of the investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to ^the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for each Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of each Fund: (1) provides call center services to financial intermediaries and shareholders; (2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); (3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and (4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by a Fund’s transfer agent from fees it receives from the Eaton Vance funds^. Each Fund will pay a pro rate share of such fee. For the fiscal year ended March 31, 2008, Eaton Vance was paid or accrued as follows by the transfer agent for sub-transfer agency services performed on behalf of each Fund:

^
California^	Massachusetts	New Jersey	New York	Ohio	Pennsylvania
$5^65^	$^1,834	$^1,139	$^2,510	$^456	$^1,511

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), The Eaton Vance Building, 255 State Street, Boston, MA 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Trust’s Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Class B and C shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. EVD is ^a direct, wholly-owned subsidiary of EVC. Mr. ^Faust ^is a ^Director of EVD.

Custodian. State Street Bank and Trust Company (“State Street“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund. State Street has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. State Street provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including State Street. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116,is the independent registered public accounting firm of each ^Fund, providing audit ^services and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. ^PNC Global Investment Servicing, P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of each Fund is computed by State Street (as agent and custodian for each Fund) by subtracting the liabilities of the Fund from the value of its total assets. Each Fund will be closed for business and will not price its respective shares on the following business ^holidays and any other business day that the New York Stock Exchange is closed: New

Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by a Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of a Fund are sold at the offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges”.

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than the minimum investment amount on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and C Distribution Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information. A Fund’s net asset value per share is normally rounded to two decimal places. In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Sales Charge Waivers. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides investment services, such as management, brokerage and custody, (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or similar ongoing fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; financial intermediaries who have entered into an agreement with the principal underwriter to offer Class A shares through a no-load platform, (4) to officers and employees of the Fund custodian and the transfer agent and (5) in connection with the ReFlow liquidity program. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Waiver of Investment Minimums. In addition to waivers described in the prospectus, minimum investment amounts are waived for current and retired Directors and Trustees of Eaton Vance funds and portfolios, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. The minimum initial investment amount is also waived for officers and employees of a Fund’s custodian and transfer agent.

Statement of Intention. If it is anticipated that $100,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Share purchases eligible for the right of accumulation are described under "Sales Charges" in the prospectus. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an “investment dealer fund”). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund; however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Conversion Feature. Class B shares held for the longer of (i) four years or (ii) the time at which the CDSC applicable to such shares expires will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Distribution and Service Plans

The Trust has in effect a compensation-type Distribution Plan (the “Class A Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Class A Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons. The distribution and service fees payable under the Class A Plan shall not exceed 0.25% of the average daily net assets attributable to Class A shares for any fiscal year. Class A distribution and service fees are paid ^monthly in arrears. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect compensation-type Distribution Plans (the “Class B and Class C Plan“) pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 3% in the case of California, Massachusetts, New Jersey, New York and Pennsylvania Funds and 3.5% in the case of the Ohio Fund of Class B sales and 6.25% of Class C sales of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”. Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 3.0% of the purchase price of Class B and 0.85% of the purchase price of Class C shares, and an up-front service fee of 0.15% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund’s assets, and will result in increased investment flexibility and advantages which have ^benefited and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plan are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plan also authorize the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding an annual rate of 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid ^monthly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.15% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.15% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997. The Trustees of the Trust who are “interested” persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income and certain state and local (if any) taxes applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of a Fund may not be disclosed to any party except as follows:

  Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund’s complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within five business days of filing with the SEC, each Fund’s portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance’s website at www.eatonvance.com and are available upon request at no cost by contacting Eaton Vance at 1-800- ^262-1122. Each Fund will also post a complete list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website within 30 days of calendar quarter end.^.
  Disclosure of certain portfolio characteristics: Each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end. Such information is also available upon request by contacting Eaton Vance at 1-800-^262-^1122.
  Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc. described herein and in the prospectus) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement. Such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, credit rating agencies (such as Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), statistical ratings agencies (such as Morningstar, Inc.), analytical service providers engaged by the investment adviser (such as Advent, Bloomberg L.P., Evare, Factset and The Yield Book, Inc.), proxy evaluation vendors (such as Institutional Shareholder Servicing Inc.), pricing services (such as LSTA/LPC Mark-to-Market Pricing Service, WM Company Reuters Information Services, Pricing Direct, ^State Street Derivatives Pricing Service, FT Interactive Data Corp. and Standard & Poor’s Securities Evaluation Service, Inc.), which receive information as needed to price a particular holding, translation services, lenders under Fund credit facilities (such as Citibank, N.A.^), consultants and, for purposes of facilitating portfolio transactions, investment dealers and other intermediaries (such as national and regional municipal bond dealers and mortgage-backed securities dealers). These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged. If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter. Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board of Trustees. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
  Historical portfolio holdings information: From time to time, each Fund may be requested to provide historic portfolio holdings information. In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings are for a period that is no more recent than the date of the portfolio holdings posted to the Eaton Vance website; a Fund’s portfolio manager and Eaton Vance’s Chief Equity or Chief Income Investment Officer (as appropriate) have reviewed the request and do not believe the dissemination of the information requested would disadvantage Fund shareholders; and the Chief Compliance Officer has reviewed the request to ensure that the disclosure of the requested information does not give rise to a conflict of interest between Fund shareholders and an affiliated service provider.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be ^treated, and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. If a Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, ^it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. ^Each Fund is qualified as a RIC for its fiscal year ended March 31, 2008. Each Fund also seeks to avoid payment of federal excise tax. However, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that a Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

A Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Distributions by a Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for a Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is not expected a significant portion of Fund distributions would be derived from qualified dividend income.

Tax-exempt distributions received from a Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of any such future legislation, the availability of municipal obligations for investment by a Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after a Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

^
In the course of managing its investments, a Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by a Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”^) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate)^.

^

If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from sale or exchange of U.S. real property interests.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the ^IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund^. See Appendix D for state tax information for certain states.

^

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, each Fund’s investment adviser. Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, certain proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, news and information services, certain pricing and quotation equipment and services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

^Since May 1, 2004, the investment adviser uses research credits generated from a Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by the amount of such research ^credits. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the ^three fiscal years ended March 31, 2008, 2007 and 2006, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution. ^

					Commissions Paid on Transactions Directed to Firms Providing Research
		Brokerage Commissions Paid for the Fiscal Year Ended		Amount of Transactions Directed to Firms Providing Research

Fund	^3/31/08	3/31/07	3/31/06	^3/31/08	^3/31/08
California	$^2,142	$2,525	$3,175	^$0	^$0
^
Massachusetts	^3,598	4,929	5,767	0	0
New Jersey	^2,531	3,152	4,815	0	0
New York	^6,307	6,760	8,577	0	0
Ohio	^ 973	1,344	1,675	0	0
Pennsylvania	^2,979	4,019	4,998	0	0

^

As of March 31, 2008, each Fund held no securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Funds appear in the Funds’ most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information for the Funds listed below for the fiscal year ended March 31, 2008, as previously filed electronically with the SEC:

Eaton Vance California Limited Maturity Municipals Fund^
Eaton Vance Massachusetts Limited Maturity Municipals Fund
Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance Pennsylvania Limited Maturity Municipals Fund
(Accession No. 0001104659-08-035876)

APPENDIX A

Class A Fees, Performance & Ownership

Sales Charges and Distribution and Service Fees. For the fiscal year ended ^March 31, 2008, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total distribution and service fees paid by each Fund, and (6) distribution and service fees paid to investment dealers. Distribution and service fees that were not paid to investment dealers were retained by the principal underwriter.

		Sales Charges to Investment Dealers			Total Distribution and Service Fees Paid	Distribution and Service Fees Paid to Investment Dealers
			Sales Charges to Principal Underwriter	CDSC Paid to Principal Underwriter
Total Sales Charges Paid
Fund
California	^$41,301	^$40,167	^$1,134	^$50	^$57,251	^$39,792
^
Massachusetts	^42,678	^37,763	^4,915	^5,000	^68,891	^39,234
New Jersey	^39,908	^36,930	^2,978	^ 5	^55,311	^49,326
New York	^57,790	^54,252	^3,538	^800	^106,012	^82,961
Ohio	^30,883	^29,244	^1,639	^200	^29,371	^23,714
Pennsylvania	^19,392	^17,922	^1,470	^ 40	^53,782	^45,213

For the fiscal years ended ^March 31, 2007 and ^March 31, 2006, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts. The balance of such amounts was paid to investment dealers.^

	^March 31, 2007 Total Sales Charges Paid	^March 31, 2007 Sales Charges to Principal Underwriter	March 31, 2006 Total Sales Charges Paid	March 31, 2006 Sales Charges to Principal Underwriter

Fund
California	^$26,180	^$1,441	$78,205	$2,083
^
Massachusetts	^47,537	^5,171	71,002	5,134
New Jersey	^22,569	^2,774	29,618	2,737
New York	^133,923	^3,067	92,304	3,327
Ohio	^38,467	^2,557	27,638	3,899
Pennsylvania	^25,080	^3,123	59,472	4,523

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of ^distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period^, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^

California Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–0.^00%	^2.^68%	^3.^73%
Before Taxes and Including Maximum Sales Charge	–2.^25%	^2.^22%	^3.^49%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–0.^00%	^2.^68%	^3.^70%
After Taxes on Distributions and Including Maximum Sales Charge	–2.^25%	^2.^22%	^3.^46%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.^31%	^2.^83%	^3.^75%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.^18%	^2.^43%	^3.^53%

^
Massachusetts Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^1.^39%^	^2.^70%^	^3.^70%^
Before Taxes and Including Maximum Sales ^Charge	^–0.^85%^	^2.^24%^	^3.^46%^
After Taxes on Distributions and Excluding Maximum Sales Charge	^1.^39%^	^2.^70%^	^3.^69%^
After Taxes on Distributions and Including Maximum Sales Charge	^–0.^85%^	^2.^23%^	^3.^45%^
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^2.^19%^	^2.^84%^	^3.^74%^
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^0.^71%^	^2.^43%^	^3.^53%^

New Jersey Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^0.^74%	^2.^87%	^3.^67%
Before Taxes and Including Maximum Sales ^Charge	^–1.^57%	^2.^40%	^3.^43%
After Taxes on Distributions and Excluding Maximum Sales Charge	^0.^74%	^2.^86%	^3.^65%
After Taxes on Distributions and Including Maximum Sales Charge	^–1.^57%	^2.^39%	^3.^41%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.^83%	^2.^99%	^3.^71%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^0.^30%	^2.^57%	^3.^50%

New York Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–0.^03%	^2.^64%	^3.^82%
^Before Taxes and Including Maximum Sales Charge	–2.^25%	^2.^18%	^3.^58%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–0.^03%	^2.^64%	^3.^81%
After Taxes on Distributions and Including Maximum Sales Charge	–2.^25%	^2.^17%	^3.^57%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.^32%	^2.^81%	^3.^86%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.^15%	^2.^40%	^3.^65%

Ohio Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^0.96%	^2.45%	^3.33%
Before Taxes and Including Maximum Sales Charge	^–1.28%	^1.98%	^3.10%
After Taxes on Distributions and Excluding Maximum Sales Charge	^0.96%	^2.44%	^3.33%
After Taxes on Distributions and Including Maximum Sales Charge	^–1.28%	^1.98%	^3.10%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.92%	^2.62%	^3.43%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^0.43%	^2.22%	^3.22%

Pennsylvania Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^0.64%	^3.03%	^3.72%
Before Taxes and Including Maximum Sales Charge	^–1.64%	^2.57%	^3.49%
After Taxes on Distributions and Excluding Maximum Sales Charge	^0.64%	^3.03%	^3.72%
After Taxes on Distributions and Including Maximum Sales Charge	^–1.64%	^2.57%	^3.49%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.79%	^3.16%	^3.79%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^0.27%	^2.76%	^3.58%

Control Persons and Principal Holders of Securities. At ^July 1, 2008, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

California	^Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	30.0%
	NFS LLC FEBO Bacciocco Family Trust, Joseph J. & Warren W.
	Bacciocco	San Francisco, CA	10.4%
Massachusetts	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.9%
	Citigroup Global Markets, Inc.	New York, NY	8.8%
New Jersey	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	19.5%
	First Clearing, LLC. Everett Novak	Philadelphia, PA	9.4%
	Citigroup Global Markets, Inc.	New York, NY	7.5%
New York	Citigroup Global Markets, Inc.	New York, NY	15.1%
	Morgan Stanley	Jersey City, NJ	11.2%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.1%
	UBS Financial Services Inc. FBO William M. Birch	New York, NY	7.3%
Ohio	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12.5%
	UBS Financial Services Inc. FBO A&F Machine Products Co. Inc.	Berea, OH	11.8%
	NFS LLC FEBO Donald C. Brown	Akron, OH	5.8%
	Citigroup Global Markets, Inc.	New York, NY	5.1%
Pennsylvania	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	14.5%
	FNB Nominee Co. c/o 1st Commonwealth Trust Co.	Indiana, PA	12.5%
	Citigroup Global Markets, Inc.	New York, NY	9.5%
	SEI Private Trust Company, c/o M&T	Oaks, PA	5.2%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

APPENDIX B

Class B Fees, Performance & Ownership

Distribution and Service Fees. For the fiscal year ended ^March 31, 2008, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, and (6) service fees paid to investment dealers. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

Commission Paid by Principal Underwriter to Investment Dealers
		Distribution Fee Paid to Principal Underwriter	CDSC Paid to Principal Underwriter	Uncovered Distribution Charges		Service Fees Paid to Investment Dealers
Service Fees
Fund
California	$^2,249	^$4,992	$^900	$^512,000 (84.3%)	$^1,113	^$1,074
^
Massachusetts	^ 258	^19,735	^3,000	^544,000 (33.4%)	^4,522	^4,066
New Jersey	^462	^14,769	^4,000	^534,000 (66.6%)	^3,535	^3,176
New York	^6,353	^21,557	^3,000	^812,000 (40.2%)	^5,069	^4,506
Ohio	^ —	^1,850	^700	^845,000 (762.8%)	^ 467	^ 420
Pennsylvania	^ 150	^17,733	^2,000	^357,000 (30.8%)	^4,212	^4,071

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of ^distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period^, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

California Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–0.^68%	^1.^93%	^2.^96%
Before Taxes and Including Maximum Sales Charge	^–3.^57%	^1.^93%	^2.^96%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–0.^68%	^1.^92%	^2.^94%
After Taxes on Distributions and Including Maximum Sales Charge	^–3.^57%	^1.^92%	^2.^94%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^0.^60%	^2.^07%	^2.^99%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–1.^28%	^2.^07%	^2.^99%
^

Massachusetts Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^0.^52%	^1.^94%	^2.^91%
Before Taxes and Including Maximum Sales Charge	^–2.^41%	^1.^94%	^2.^91%
After Taxes on Distributions and Excluding Maximum Sales Charge	^0.^52%	^1.^94%	^2.^91%
After Taxes on Distributions and Including Maximum Sales Charge	^–2.^41%	^1.^94%	^2.^91%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.36%	^2.^07%	^2.^96%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.^55%	^2.^07%	^2.^96%

New Jersey Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–0.^03%	^2.^12%	^2.^90%
Before Taxes and Including Maximum Sales Charge	^–2.^93%	^2.^12%	^2.^90%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–0.^03%	^2.^11%	^2.^88%
After Taxes on Distributions and Including Maximum Sales Charge	^–2.^93%	^2.^11%	^2.^88%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.^06%	^2.^23%	^2.^94%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.^83%	^2.^23%	^2.^94%

New York Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:^	One Year	Five Years	^Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–0.^79%	^1.^87%	3.^04%
Before Taxes and Including Maximum Sales Charge	^–3.^67%	^1.^87%	3.^04%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–0.^79%	^1.^87%	3.^03%
After Taxes on Distributions and Including Maximum Sales Charge	^–3.^67%	^1.^87%	3.^03%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^0.^56%	^2.^04%	3.^08%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	–1.^32%	^2.^04%	3.^08%

Ohio Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:^	One Year	Five Years	Ten Years^
Before Taxes and Excluding Maximum Sales Charge	^0.19%	^1.^69%	^2.^58%
Before Taxes and Including Maximum Sales Charge	^–2.^73%	^1.^69%	^2.^58%
After Taxes on Distributions and Excluding Maximum Sales Charge	^0.19%	^1.^68%	^2.^58%
After Taxes on Distributions and Including Maximum Sales Charge	^–2.^73%	^1.^68%	^2.^58%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.^15%	^1.^87%	^2.^68%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.^75%	^1.^87%	^2.^68%

Pennsylvania Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–0.^11%	^2.^28%	^2.^95%
Before Taxes and Including Maximum Sales Charge	^–3.^01%	^2.^28%	^2.^95%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–0.^11%	^2.^28%	^2.^95%
After Taxes on Distributions and Including Maximum Sales Charge	^–3.^01%	^2.^28%	^2.^95%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.^03%	^2.^41%	3.^02%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.^86%	^2.^41%	3.^02%

Control Persons and Principal Holders of Securities. At ^July 1, 2008, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

^California	Oppenheimer & Co Inc. FBO Gina Seamon	Lake Forest, CA	17.1%
	Morgan Stanley	Jersey City, NJ	14.2%
	NFS LLC - Ann C. McMahon TTEE, Charles Duross III	Redlands, CA	13.9%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10.5%
	First Clearing, LLC, Diane Lane Revocable Trust, Diane Lane TTEE	Beverly Hills, CA	9.5%
	First Clearing, LLC, WBNA Collateral Account FBO Hischlier Living Trust	San Luis, CA	9.5%
	Pershing LLC	Jersey City, NJ	8.9%
	LPL Financial	San Diego, CA	7.5%
Massachusetts	Morgan Stanely	Jersey City, NJ	10.8%
	Citigroup Global Markets, Inc.	New York, NY	8.7%
	Janney Montgomery Scott LLC, Deborah L. Shearer	Philadelphia, PA	6.3%
	RBC Capital Markets Corp. FBO Sylvia D. Robichaud TTEE, Sylvia D.
	Robichaud Living Trust	Methuen, MA	6.3%
	Pershing LLC	Jersey City, NJ	5.8%
New Jersey	Elizabeth Chirichiello, Michele Chirichiello, JTTEN	Pequannock, NJ	13.4%
	Pershing LLC	Jersey City, NJ	11.5%
	Morgan Stanley	Jersey City, NJ	8.1%
	Special Custody Acct for The Exclusive Benefit of Customers Omnibus
	Account	Louisville, KY	6.7%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6.5%
	First Clearing, LLC, Helen V. Widmer Revocable Living Trust	Paramus, NJ	6.2%
	First Clearing, LLC, Jillian Spatz	North Bergen, NJ	5.6%
New York	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12.6%
	Citigroup Global Markets, Inc.	New York, NY	7.7%
	UBS Financial Services Inc., FBO Carole Weiss	Ardsley, NY	7.4%
	NFS LLC FEBO Aldona M. Fogarascher, TOD William M. Flogarascher	East Meadow, NY	5.2%

Ohio	Paul Gregory Farkas	Columbus, OH	32.9%
	UBS Financial Services Inc. FBO Sherrie I. Manson & William D. Manson
	JTTEN	University Heights, OH	24.8%
	Robert W. Baird & Co., Inc.	Milwaukee, WI	24.4%
	Pershing LLC	Jersey City, NY	8.6%
	NFS LLC FEBO Hollace Dunne TOD Irene Haus	Cleveland, OH	7.4%
Pennsylvania	Pershing LLC	Jersey City, NJ	11.9%
	Anna Marie Kuhns, c/o Whitehall Manor	Whitehall, PA	8.8%
	Citigroup Global Markets, Inc.	New York, NY	7.6%
	Pershing LLC	Jersey City, NJ	6.4%
	Pershing LLC	Jersey City, NJ	6.1%
	Morgan Stanley	Jersey City, NJ	5.9%
	NFS LLC Theodore H. Rupp, Earla R. Rupp	Lancaster, PA	5.5%

^
Beneficial owners of 25% or more of the Class are presumed to be in control of the the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

APPENDIX C

Class C Fees, Performance & Ownership

Distribution and Service Fees. For the fiscal year ended ^March 31, 2008, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, and (6) service fees paid to investment dealers. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

	Commission Paid by Principal Underwriter to Investment Dealers		CDSC Paid to Principal Underwriter
		Distribution Paid to Fee Principal Underwriter		Uncovered Distribution Charges		Service Fees Paid to Investment Dealers
Service Fees
Fund(1)
California	$ ^9,288	$^5,830	$^3,000	$^103,000 (7.1%)	$^1,166	$^3,474
^
Massachusetts	^101,646	^102,461	^ 20	^4,712,000 (36.3%)	^20,491	^21,554
New Jersey	^ 1,074	^ 514	^ –	^ 9,000 (6.2%)	^ 102	^358
New York	^171,416	^166,174	^5,000	^5,810,000 (24.4%)	^33,325	^38,706
Ohio	^ 512	^228	^ –	^2,000 (1.5%)	^ 45	^ 84
Pennsylvania	^97,332	^102,597	^2,000	^5,741,000 (42.8%)	^20,519	^26,439

(1)Class C commenced operations as follows: March 23, 2005 (California Fund), April 1, 1998 (Massachusetts, New York and Pennsylvania Funds) and August 1, 2006 (New Jersey and Ohio Funds).

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. ^For New Jersey Fund and Ohio ^Fund, total return prior to ^August 1, ^2006 and ^for California Fund, total return ^prior to ^March 23, ^2005 reflects the total return of Class ^B adjusted to reflect the Class C sales charge. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of ^distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period^, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

California Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–0.^69%	^1.^90%	^2.^95%
Before Taxes and Including Maximum Sales Charge	^–1.^65%	^1.^90%	^2.^95%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–0.^69%	^1.^90%	^2.^93%
After Taxes on Distributions and Including Maximum Sales Charge	^–1.^65%	^1.^90%	^2.^93%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^0.^59%	^2.^05%	^2.^98%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.^04%	^2.^05%	^2.^98%
Class C commenced operations March 23, 2005.
^
Massachusetts Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^0.^63%	^1.^92%	^2.^94%
Before Taxes and Including Maximum Sales Charge	^–0.^35%	^1.^92%	^2.^94%
After Taxes on Distributions and Excluding Maximum Sales Charge	^0.^63%	^1.^92%	^2.^93%
After Taxes on Distributions and Including Maximum Sales Charge	^–0.^35%	^1.^92%	^2.^93%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.^43%	^2.^06%	^2.^98%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^0.^79%	^2.^06%	^2.^98%
^

New Jersey Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^0.^08%	^2.^11%	^2.^90%
Before Taxes and Including Maximum Sales Charge	^–0.^89%	^2.^11%	^2.^90%
After Taxes on Distributions and Excluding Maximum Sales Charge	^0.^08%	^2.^10%	^2.^72%
After Taxes on Distributions and Including Maximum Sales Charge	^–0.^89%	^2.^10%	^2.^72%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^1.^13%	^2.^22%	^2.^78%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^0.^49%	^2.^22%	^2.^78%
Class C commenced operations ^August 1, ^2006.

New York Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–^0^.^78%	^1^.^86%	3.^06%
Before Taxes and Including Maximum Sales Charge	^–^1^.^74%	^1^.^86%	3.^06%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–^0^.^78%	^1^.^86%	3.^05%
After Taxes on Distributions and Including Maximum Sales Charge	^–^1^.^74%	^1^.^86%	3.^05%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^0^.^56%	^^2^.^02%	3.^10%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–^0^.^06%	^2^.^02%	3.^10%
^

Ohio Fund	Length of Period Ended March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	0.08%	1.64%	2.56%
Before Taxes and Including Maximum Sales Charge	–0.89%	1.64%	2.56%
After Taxes on Distributions and Excluding Maximum Sales Charge	0.08%	1.63%	2.39%
After Taxes on Distributions and Including Maximum Sales Charge	–0.89%	1.63%	2.39%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	1.08%	1.82%	2.50%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	0.45%	1.82%	2.50%
Class C commenced operations August 1, 2006.

Pennsylvania Fund	Length of Period Ended ^March 31, 2008
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	^–0.08%	^2.27%	^2.96%
Before Taxes and Including Maximum Sales Charge	^–1.05%	^2.27%	^2.96%
After Taxes on Distributions and Excluding Maximum Sales Charge	^–0.08%	^2.27%	^2.96%
After Taxes on Distributions and Including Maximum Sales Charge	^–1.05%	^2.27%	^2.96%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 1.05%	^2.39%	^3.03%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^ 0.42%	^2.39%	^3.03%
^

Control Persons and Principal Holders of Securities. At ^July 1, 2008, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

^California	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	60.6%
	Morgan Stanley	Jersey City, NJ	7.6%
	First Clearing, LLC, the Hatambeiki and Khatiblou Living Trust	Walnut Creek, CA	5.1%
Massachusetts	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12.0%
	Morgan Stanley	Jersey City, NJ	8.3%
	Pershing LLC	Jersey City, NJ	6.5%
New Jersey	Pershing LLC	Jersey City, NJ	32.3%
	Pershing LLC	Jersey City, NJ	21.2%
	Pershing LLC	Jersey City, NJ	16.3%
	American Enterprise Investment Svcs.	Minneapolis, MN	13.4%
	Pershing LLC	Jersey City, NJ	11.1%
	Citigroup Global Markets, Inc.	New York, NY	5.0%
New York	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	27.9%
	Citigroup Global Markets, Inc.	New York, NY	5.2%
Ohio	NFSC FEBO John F. Wolber TTEE, John F. Wolber Trust	Cincinnati, OH	76.0%
	Pershing LLC	Jersey City, NJ	13.4%
	Pershing LLC	Jersey City, NJ	9.7%

Pennsylvania	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	53.6%
	Citigroup Global Markets, Inc.	New York, NY	6.4%

^

Beneficial owners of 25% or more of the Class are presumed to be in control of the the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

APPENDIX D

STATE SPECIFIC INFORMATION

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of a Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.

The bond ratings provided in the prospectus are current as of the date of the prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the state. A state’s political subdivisions may have different ratings which are unrelated to the ratings assigned to state obligations.

California

General Economic Conditions

The economy of the State of California (referred to herein as the “State” or “California”) is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services^.

California’s July 1, ^2007 population of approximately 37.^8 million represented over ^12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, ^2007, the 5-county Los Angeles area accounted for 49 percent of the State’s population with over 18.0 million residents and the 11-county San Francisco Bay Area represented ^21 percent of the State’s population with a population of ^nearly 8.0 million.

^
California’s economy slipped into a recession in early 2001, losing 362,000 jobs between January 2001 and July 2003. The recession was concentrated in the State’s high-tech sector and, geographically in the San Francisco Bay Area. The economy has since stabilized with 934,000 jobs gained between July 2003 and December 2007. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth from 13,800 in 2006 to 3,400 in 2007. In the first five months of 2008, the State lost 5,600 jobs per month on average. The State Department of Finance forecasts that nonfarm payroll employment will decline by 0.2 percent in 2008 and then grow by 0.6 percent in 2009 and 1.4 percent in 2010. The State’s unemployment rate increased by 0.6 percent in May 2008 to 6.8 percent from 6.2 percent in April 2008 - the largest month-to-month increase in over 32 years. In May 2007, the unemployment rate was 5.3 percent. The national unemployment rate in 2007 was 4.5 percent in May 2007.

California personal income grew by 5.9 percent in 2007, as compared to 6.5 percent in 2006. The housing slump, higher energy prices and lower vehicle sales slowed taxable growth to a greater extent than personal income growth. After growing by 4.2 percent in 2006, taxable sales increased by only 0.2 percent in 2007, likely playing a role in the slowdown in taxable sales growth.

California home building and residential real estate markets continued to slow in 2007 and the first four months of 2008. Single-family residential permits were down 37 percent in 2007 and existing single-family home sales were off 26 percent. In the four months of 2008, single-family permits were down 60 percent from a year ago, and existing single-family detached home sales were down 21 percent.

Prior Fiscal Years’ Budgets

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. The State ended the 2000-01 fiscal year with a budget reserve of $5.39 billion. However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003 and economic recovery bonds in the spring of 2004.

The fiscal year 2004-05 Budget Act (the “2004 Budget Act”) was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by then Governor Schwarzenegger on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts, cost avoidance, fund shifts loans or borrowing, and transfers and other revenue, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04. As of the release of the 2006-07 Governor’s Budget, the State ended fiscal year 2004-05 with a reserve of $9.1 billion.

The fiscal year 2005-06 Budget Act (the “2005 Budget Act”) was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by Governor Schwarzenegger on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations). The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 were funded by using a part of the $7.5 billion fund balance at June 30, 2005. Under the 2005 Budget Act, the June 30, 2006 reserve was projected to be $1.302 billion^. About $900 million of this reserve was set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The fiscal year ^2006-07 Budget Act (the “^2006 Budget Act”) was adopted by the Legislature on ^June 27, ^2006, along with a number of implementing measures, and signed by the Governor ^on ^June 30, ^2006. In approving the budget, the Governor vetoed $^112 million in appropriations (including $^62 million in General Fund appropriations). Under the 2006 Budget Act, General Fund revenues were projected to increase 1.2 percent from $92.7 billion in fiscal year 2005–06 to $93.9 billion in fiscal year 2006–07. The ^2006 Budget Act contained General Fund appropriations of $^101.^3 billion, compared to $^92.7 billion in ^2005-^06. This included more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the State’s debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in ^2006-^07 was funded by using a large part of the ^2006-07 beginning fund ^balance. ^The June 30, ^2007 reserve was projected to be $^2.^1 billion, compared to an estimated June 30, ^2006 reserve of ^$^9.^5 billion^.

Current State Budget

2007 Budget Act. The ^2007 Budget Act ^was adopted by the Legislature on ^August 21, ^2007, along with a number of implementing measures, and signed by the Governor on ^August 24, ^2007. In approving the ^2007 Budget Act the Governor vetoed $^943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations^).

The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act contained a number of risks. By the time of the 2008-09 Governor’s Budget, released on January 10, 2008, it had become clear that may of these risks had in fact occurred, and that even the planned reserve would not be enough to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the Legislature which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action.

Under the ^2007 Budget Act, General Fund revenues and transfers are projected to increase 6.0 percent, from $^95.^5 billion in fiscal year ^2006-07 to $^101.^2 billion in fiscal year ^2007-08. The ^2007 Budget Act contains General Fund ^appropriations of $^102.3 billion, compared to $^101.7 billion in ^2006-^07. The June 30, ^2008 total reserve ^was projected to be $^4.1 billion^. The 2007 Budget Act contains the following major General Fund components:

^
Maximizing the Value of the State’s Student Loan Guarantee Function – The 2007 Budget Act assumes the sale of, or other contractual arrangement for the operation of, California’s student loan guarantee function, generating $1 billion in onetime revenue. The State’s student loan guarantee function is operated through a contract between the California Student Aid Commission (“CSAC”) and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal will not adversely affect students’ access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charge students fees. The 2007 Budget Act estimate was reduced to $500 million in the 2008-09 Governor’s Budget, and by the time of the 2008-09 May Revision, it was projected that the sale would not occur until the 2009-10 fiscal year, in part due to changes in the student lending industry and tightening of credit markets.

Repayments and prepayments of prior obligations – The 2007 Budget Act includes $1 billion in prepayments of the Economic Recovery Bonds (“ERBs”) from moneys transferred to the Budget Stabilization Account, and $5 million of other budgetary debt repayments. This brings the total set aside to repay the Economic Recovery Bonds to $6.8 billion in four years since the bonds were issued.

Budget Stabilization Account – The 2007 Budget Act fully funds the transfer of $2.045 billion to the Budget Stabilization Account, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion is reported as a reduction of revenues. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds.

Proposition 98 – The 2007 Budget Act included Proposition 98 expenditures from the General Fund of $41.5 billion, which is an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $57.1 billion, which is an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also continued to include $426 million above the 2006-07 Proposition 98 guarantee level to implement Proposition 49.

K-12 Education – The 2007 Budget Act includes $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures were projected to increase by $378 to $11,541 in 2007-08, which includes funds for prior year settle-up obligations. The Legislature adopted legislation during the fiscal emergency special session that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

Higher Education – The 2007 Budget Act reflects total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflects an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level. This included funding for the compacts signed in 2004 with the University of California and the California State University.

Health and Human Services – The 2007 Budget Act includes $29.7 billion General Fund for Health and Human Services programs, which is an increase of $301 million from the revised 2006-07 estimate. Total funding from all State funds for Health and Human Services programs is $38.0 billion, which is an increase of $1.6 billion from the revised 2006-07 estimate.

Transportation Funding – The 2007 Budget Act includes $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition lA was passed in November 2006 and provided for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the 2007 Budget Act also provided for the use of $100 million in tribal gaming compact revenues that will be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account (“PTA”). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding.

On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 vehicle fuel tax revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. The 2007 Budget Act uses funding that otherwise would have been transferred to the PTA or used to fund other transit-related costs that had been funded from the General Fund in prior years, including $948 million for payment of debt service on transportation bonds and $228 million for transportation services provided to public school students and Developmental Services Regional Center clients. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap. In March 2008, a Superior Court judge issued a ruling which upheld the use of $779 million of the challenged funds, but determined that use of $409 million to reimburse the General Fund for prior years’ debt service costs was unlawful. Subsequent to a tentative decision issued by the judge on January 29, 2008, the Legislature passed emergency legislation which added $409 million from the PTA for use in funding transportation services for public school students. The Court’s ruling specifically found use of the PTA for such purpose to be lawful. The plaintiffs and the State have both appealed the trail court’s ruling.

Lease of State Lottery – In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery – which currently operates below the national average in per capita receipts – the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act does not include any increased revenue estimate based on such a transaction. However, a proposal to securitize Lottery revenues is included in the 2008-09 May Revision.

Revenue Actions – The 2007 Budget Act included several revenue proposals that were in the 2007-08 Governor’s Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

Budget Risks and Structural Deficit. For fiscal year 2007-08, the State faced a number of issues and risks that may impact the General Fund, and which reduced the budget reserves included in the 2007 Budget Act (originally $4.1 billion). In addition to certain developments listed in the individual budget items above, the following developments have occurred since enactment of the 2007 Budget Act:

Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in the State. The 2008-09 Governor’s Budget projected a reduction in the three major sources of General Fund tax revenues (personal income, sales and use, and corporate income) of $4.1 billion compared to the earlier estimate. The 2008-09 May Revision reported that these tax revenues would be slightly higher than the January estimate, with stronger receipts in personal income taxes offsetting weaker receipts in sales an corporation taxes.

Payment from budget reserves of $500 million which as a result of an adverse court ruling in August 2007 in a case involving delayed payments to the State Teachers’ Retirement Fund. The courts have determined that interest on this amount is due at the rate of 10 percent for pre-judgment interest and 7 percent for post judgment interest. The State ultimately expects to pay about $228 million in interest, in four installments, beginning in 2009-10.

Additional Proposition 98 spending because the State Controller’s Office’s initial property tax audit report, which is under review, indicates the property tax revenues reported by the schools is generally accurate, and does not support assumptions in the 2007 Budget Act about property tax growth.

Potential impact on the General Fund reserve from lawsuit challenging use of funds in the Public Transportation Account. See “Transportation Funding” above. The Administration believes subsequent legislative action in the fiscal emergency special session has addressed the Superior Court’s objections to the original 2007 Budget Act actions. However, the case may still be appealed.

Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which cannot be repeated in 2008-09. Some of the larger one-time actions include sale or other arrangements to maximize value of the State’s student loan guarantee function operated through a nonprofit entity, EdFund, originally estimated at $1 billion, transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings.

^Complete text of the ^2007 Budget Act ^may be found at the website of the ^Department of Finance ^( www.dof.ca.gov^), under the heading “California Budget.” Information on the website is not incorporated herein by reference.

^
^Proposed Fiscal Year 2008-09 Budget (as updated by the ^2008-^09 May Revision) ^
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The 2008-09 May Revision, released on May 14, 2008, projects to end fiscal year 2008-09 with a $2.0 billion total reserve. General Fund revenues and transfers for fiscal year 2008-09 are projected at $103.0 billion, an increase of $1.8 billion or 1.8 percent compared with revised estimates for fiscal year 2007-08. The 2008-09 May Revision, among other assumptions, reflects $5.1 billion in revenues that will be transferred from the proposed Revenue Stabilization Fund, as discussed in the first two paragraphs below. General Fund expenditures for fiscal year 2008-09 are projected at $101.8 billion, a decrease of $1.7 billion, or 1.6 percent, compared with the revised estimates for 2007-08.

The 2008-09 May Revision has the following major General Fund components:

Budget Reform – In January, the 2008-09 Governor’s Budget proposed to establish the Budget Stabilization Act to address the problem of volatile revenues and over-spending in the state budget process, and the creation of the Revenue Stabilization Fund (“RSF”) where revenues above a reasonable, long-term average rate of growth will be deposited. The 2008-09 May Revision proposes to capitalize the RSF in 2008-09 and thus provide $5.1 billion to the General Fund. The 2008-09 May Revision also proposes a fail-safe mechanism to ensure that the RSF has a sufficient balance to transfer $5.1 billion to the General Fund in 2008-09 in the event that the proposed securitization of future revenues from the State Lottery cannot be implemented on a timely basis, as discussed in the next paragraph. If the RSF balance is insufficient to transfer the $5.1 billion to the General Fund, a temporary one-cent ($.01) sales tax increase will be triggered. The triggered increase would remain in effect until the RSF has reached the targeted fund balance of 15% of General Fund tax revenues or until June 30, 2011, whichever occurs first. After this temporary mechanism is no longer in effect, the amount of revenues collected under the temporary mechanism will be returned to Californians in the form of tax rebates, invested in one-time infrastructure projects, or used to pay off debt.

Modernization of the California Lottery – The 2008-09 May Revision proposes to maximize the return on the State’s lottery by providing operational flexibility similar to lotteries in most other states. The May Revision is proposing to securitize future revenues resulting from the improved performance of the lottery to fund the RSF. The Administration anticipates $5.1 billion in bond revenues for the State budget in 2008-09 alone.

Budget Balancing Reductions – The 2008-09 May Revision continues to propose budget-balancing reductions of $8.0 billion in 2008-09 to close the remaining $17.2 billion budget gap. The proposal for 10 percent across-the-board reductions applies to all General Fund departments and programs, Boards, Commissions, and elected offices including the legislative and judicial branches except where such a reduction is in conflict with the State constitution or impractical.

Cash Flow Management – The 2008-09 Governor’s Budget reported that deterioration of the budget reserve in the current year resulted in a projected cash shortage in July and August, 2008. In order to manage cash flow for current and budget years and ensure timely payments of the State’s debts, the 2008-09 Governor’s Budget proposed a number of cash management solutions. These included selling $3.313 billion of ERBs, which occurred on February 14, 2008, to help current year cash flow and, among other solutions, delaying disbursement of deferred apportionments for K-12 schools and community colleges to achieve $1.3 billion of savings. The fiscal emergency special session of the Legislature adopted most of the Governor’s proposed cash management solutions, totaling $8.6 billion ($4.3 billion in 2007-08 and $4.3 billion in 2008-09), which included delays in making certain payments in the start of the 2008-09 fiscal year. The 2008-09 May Revision proposes to improve the State’s cash management to smooth out General Fund disbursements throughout the fiscal year to better align receipts and disbursements. The proposal will reduce the State’s reliance on external cash flow borrowing. There is potential that the State will need to issue a cash flow borrowing instrument earlier than usual, due to the lack of a healthy beginning General Fund cash balance and a projected significant amount of carryover cumulative loan balance from 2007-08 into 2008-09.

Proposition 98 – The Proposition 98 Guarantee for 2008-09 is projected to grow to $56.8 billion, of which $41.4 billion would be from the General Fund. The 2008-09 May Revision restores $1.8 billion General Fund and fully funds the Proposition 98 Minimum Guarantee.

K-12 Education – The 2008-09 May Revision projects total revenues for K-12 education programs to be $71 billion ($41.7 billion General Fund and $29.3 billion other funds) in 2008-09. This reflects an increase of $1.5 billion ($1.7 billion General Fund) over the 2008-09 Governor’s Budget. Total per-pupil expenditures are projected to be $12,000 in 2008-09, including funds provided for prior year settle-up obligations.

Higher Education – The 2008-09 May Revision reflects a total funding of $20.6 billion, including $13.8 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflects an increase of $565.6 million (including $14.2 million General Fund and Proposition 98 sources) above the revised 2007-08 level.

Health and Human Services – The 2008-09 May Revision includes $29.8 billion General Fund for Health and Human Services Programs, which is an increase of $74 million from the revised 2007-08 estimate. Total funding from all State funds for Health and Human Services programs is $38.1 billion. The major General Fund workload adjustments include the following: (a) an increase of $187.7 million for health programs and an increase of $52.5 million for human services programs attributable to enrollment, caseload, and population driven changes, (b) an increase of $169.8 million for required managed care rate adjustments, and (c) and increase of $22.4 million for statutorily required cost-of-living adjustments for Skilled Nursing Facilities. The 2008-09 May Revision proposes expenditure reductions due to policy adjustments, including (a) $266.3 related to reforms in the In-Home Supportive Services program; (b) $111.2 million by eliminating the Cash Assistance for Immigrants Program; (c) $108.8 million by not passing through the federal Supplemental Security Income cost-of-living adjustment, (d) $73.2 million related to implementation of stricter Medi-Cal eligibility and income level requirements, and (e) $86.7 million for limitation of Medi-Cal benefits for certain eligibility groups.

Transportation Funding – The 2008-09 May Revision includes $1.43 billion to fully fund Proposition 42 in 2008-09. Proposition 1A was passed in November, 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2008-09 May Revision repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the Governor’s Budget proposes to use the $100 million in tribal gaming compact revenues that will be received in 2007-08 and 2008-09 until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account. Proposition lB was also passed in November, 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2008-09 May Revision proposes to appropriate $4.4 billion in Proposition lB funding. The 2008-09 May Revision also proposes $828 million in General Fund relief from sales tax revenues, including revenues from the “spillover.” Of this amount, $593 million will be redirected from local transit grants through the State Transit Assistance program to fund Home-to-School Transportation out of the Public Transportation Account instead of the General Fund. Additionally, the remaining $235 million will be redirected from both local transit grants and State capital projects to reimburse the General Fund for debt service payments made on transportation bonds in past years.

Budget Stabilization Account – Under normal circumstances, the State of California would set aside $1.509 billion for fiscal year 2008-09 in the Budget Stabilization Account (“BSA”) for rainy day purposes. Given the remaining $17.2 billion budget deficit, the 2008-09 May Revision continues to propose to suspend this transfer to the BSA for the 2008-09 fiscal year. On May 28, 2008, the Governor issued an Executive Order which officially suspends the BSA transfer for 2008-09.

LAO Assessment. The Legislative Analyst’s Office (the “LAO”) has released several reports which include their estimates and assessments of State budget acts and associated fiscal and economic projections. These include a report titled “Overview of the 2008-09 May Revision” dated February 20, 2008. In the report, the LAO makes the following statements in “The State’s Fiscal Picture” section:

“We have examined the implications of the May Revision using our own revenue forecast and our own estimates of the impact of the Governor’s proposals on revenues and expenditures. . . . Our current- and budget-year economic and revenue forecasts are similar to those of the administration. For both forecasts, economic growth is expected to stay minimal until mid-2009 and begin to strengthen thereafter, with our forecast providing a somewhat faster revenue bounce back. At this point in time, however, there is more uncertainty than normal about the severity and duration of the economic slowdown.

Our revised economic forecast is slightly more pessimistic than that of the administration. As a result, our estimate of revenues totals about $300 million less than the administration’s over the current and budget years combined — a minor difference given the state’s General Fund revenue base of roughly $100 billion. Whereas in past years small differences in a fiscal year’s total revenues often masked large offsetting projections in the major taxes, our forecasts this time are similar to the administration’s for all the major revenue sources.

The administration’s spending projections are generally reasonable. In total, we project that spending under the Governor’s policies would be about $250 million higher in 2007-08 and 2008-09 combined than the administration’s projections. One key factor is our treatment of the administration’s correctional officer pay proposal. . . . We have counted the entire $521 million cost over two years as expenditures…[a]lthough the May Revision removes most of this funding from expenditure totals

Partially offsetting these higher costs is our assumption of an additional $600 million … in local property taxes -- lowering the state’s Proposition 98 General Fund obligations. …

As a result of these revenue and expenditure projections, if the Legislature were to adopt all of the Governor’s budget proposals and policies and they worked as intended, we project that the state’s year-end 2008-09 reserve would be about $500 million lower than the administration assumes.

The administration describes its sales tax trigger as a fail-safe mechanism in case the lottery proposal is defeated or delayed. Our understanding is that the earliest the Director of Finance could trigger the sales tax is January 1, 2009. Thus, in 2008-

09, the sales tax increase could only produce a half-year’s worth of revenues — roughly $3 billion. If triggered, the Governor’s proposed budget would be in deficit as a result of the difference between the assumed lottery securitization ($5 billion) and the half- year sales tax revenue ($3 billion).”

In a portion of the Report assessing the Governor’s proposal for securitizing future receipts from the state Lottery, the LAO stated:

“There are significant risks to education’s lottery funding in the administration’s plan. The administration’s assumed doubling of lottery sales and profits within five to ten years is a very optimistic assumption...We assess the risk that education would receive less than the planned $1.2 billion deposit in some future years as very high under the Governor’s proposal. [italics in the original] …

We acknowledge that using some one-time proceeds from a lottery securitization may be a reasonable way to help balance the budget, given the severity of the current fiscal problem. Our major concern with the Governor’s plan, however, is that it makes overly optimistic and potentially unobtainable assumptions about the ability of the lottery to increase its profits. Therefore, there is a very strong likelihood that distributions to public education would fall well short of the $1.2 billion per year targeted by the administration, and this could result in new spending pressures for the General Fund.”

The Report includes alternate budget-balancing proposals from the LAO, including a smaller lottery securitization plan.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656. Information on the website is not incorporated herein by reference.

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Fiscal Year 2008-09 Budget Act. As of July 1, 2008, the State Legislature had not adopted the fiscal year 2008-09 Budget Act (the “2008 Budget Act”). Upon the adoption of the 2008 Budget Act by the State Legislature and approval by the Governor, complete text of the 2008 Budget Act may be found at the website of the Department of Finance (www.dof.ca.gov), under the heading “California Budget.” Information on the website is not incorporated herein by reference.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

Currently, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P
A+	A1	A+

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Local Governments

General. The primary units of local government in the State are 58 counties, ^which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for ^the provision of many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 478 incorporated cities in the State and thousands of special districts formed for education, ^utilities and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the ^State Constitution, was approved by State voters in 1978. Proposition 13 ^reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another ^constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming the principal responsibility for funding ^K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community ^colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding ^sources, such as sales ^taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 ^Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State–local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from ^2 percent to 0.^65 percent of the market value of the vehicle. In order to protect local governments, which ^previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. This worked to the benefit of local governments, because the backfill amount annually increases in proportion to the growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues.

As part of the State-local agreement, Proposition 1A (^“Proposition 1A^”) was ^approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008–09, the State will be able to borrow up to ^8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal ^hardship and two–thirds of both houses of the Legislature approves the borrowing^. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005–06, if the State does not provide funding for ^activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Welfare. The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104–193) fundamentally reformed the nation’s welfare system. The Law included, among other things, provisions to convert Aid to Families with Dependent Children, an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes^. The revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”) which embodies the State’s response to the federal welfare system, contains time limits on the receipt of welfare aid and the linkage of ^eligibility to work participation requirements. Under the CalWORKs program, counties are give flexibility to develop their own plans, consistent with State law to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

^The revised CalWORKs caseload projections ^are ^460,^119 cases in fiscal year ^2007–^08 and ^386,^871 cases in ^2008-09. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994–95. Since CalWORKs’ inception in January 1998, caseload has declined by over ^36 percent.

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The 2007 Budget Act includes total CalWORKs-related expenditures of $6.7 billion for fiscal year 2008-09, including TANF and Maintenance of Effort (“MOE”) countable expenditures, of which $2.697 billion is budgeted to be paid from the General Fund. The amount budgeted includes $5.3 billion for CalWORKs program expenditures within the Department of Social Services’ budget, $100 million in county expenditures, $1.3 billion in other programs.

The 2008-09 Governor’s Budget originally included MOE expenditures in excess of the required level. These additional expenditures included $349.2 million for the State Department of Education’s after-school programs and the Student Aid Commission’s CalGrants that were counted towards the CalWORKs MOE, reducing California’s work participation requirement by an estimated 5.1 percent. As a result of the federal Final Rule released in February 2008, many of the expenditures that California had counted as excess MOE were disallowed, effectively eliminating the caseload reduction credit gained from those expenditures. The 2008-09 May Revision identifies sufficient excess MOE expenditures, along with the new proposals to increase the State’s work participation rate outlined above, to bring California into compliance with federal work requirements by 2009-10.

In the fiscal emergency special session, the Legislature eliminated $40 million in Pay for Performance incentive funds in 2007-08, and approved a delay in providing the July 2008 CalWORKs COLA until October 2008, resulting in savings of $40.5 million in 2008-09. The 2008-09 May Revision proposes to eliminate the COLA and the pay for performance incentive of $40 million in 2008-09 and ongoing.

Current policies are not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. Although the rates, as adjusted for caseload reduction credits, have not yet been finalized, California will fail to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. As a result, California’s required Maintenance of Effort (“MOE”) will be 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California has been required to meet. The 2008-09 May Revision continues to reflect an increase of MOE spending by $179.5 million in 2008-09, to $2.9 billion, to reflect this penalty.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period beginning in fiscal year 2009-10.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on ^counties. For fiscal years ^2007-^08 and ^2008-^09, the State’s trial court system will receive approximately $2.^7 billion, in each fiscal year, and $499 million in resources from the counties in each fiscal year.

Constitutional and Statutory Limitations on Taxes and Appropriations^; Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition ^13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Article XIIIB of the State Constitution, which limits the amount of appropriations (not including expenditures for voter-approved debt service) of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing, Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

More recently, a new series of constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters, have also affected the budget process. These include Proposition 1A (described under ^“Local Governments^” above) and Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits. Proposition 58 and other voter initiatives affecting the budget process are described below.

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve ^and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to ^address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

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Proposition 58 also requires that a special reserve (the “Budget Stabilization Account”) be established. The Budget Stabilization Account will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and ^required the State to expand funding for before and after school programs in the State’s public ^elementary, middle and junior high schools. This increase was first ^triggered in 2006-07, ^which increased funding for these ^programs to ^$550 million^. ^These funds are ^part of Proposition 98 minimum funding guarantee for K-14 ^education. The 2008-09 Governor’s Budget reflects a reduction of $59.6 million for Proposition 49 programs, ^consistent with other reductions proposed for Proposition 98 programs. This will require a ballot initiative to go before the ^voters to amend the funding level under Proposition ^49.

On November 2, 2004, the voters approved Proposition 63, which imposes a ^one percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

On November 7, 2006, voters approved Proposition 1A, which was placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7 (“SCA 7”), to protect Proposition 42 transportation funds from any further suspensions. ^Provisions of the State Constitution enacted as Proposition 42 in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a “significant negative fiscal impact” on the General Fund and the Legislature agrees with a two-thirds vote of each house. SCA 7 ^modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount ^owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In 2003-04, the scheduled Proposition 42 transfer of $868 million was suspended, and in 2004-05 the full transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.359 billion. The 2006 Budget Act fully ^funded the Proposition 42 transfer at $1.^415 billion for 2006-07, and also ^included $1.415 ($1.215 billion from the ^General Fund) for advance repayment of a portion of the 2003-04 and 2004-05 suspensions. The ^2007 Budget Act fully ^funded the Proposition 42 transfer at $1.^439 billion and the required repayment for remaining Proposition 42 debts at $83 million for 2007-08. The 2008-09 May Revision proposed to fully fund the Proposition 42 transfer for 2008-09 at $1.432 billion with another $83 million to repay a portion of past suspensions.

The Fund cannot predict the impact of legislation on the bonds in the Fund’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such programs by raising taxes.

Pending Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov. Information on the website is not incorporated herein by reference.

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the ^State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov. Information on the website is not incorporated herein by reference.

Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state’s General Fund is distributed to counties, cities, school districts and other local agencies. Whether and to what extent a portion of the state’s General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under federal and California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

Medicare is a federal governmental health insurance system under which health care institutions and other providers are paid directly for services provided to eligible elderly and disabled persons. General acute care hospitals are generally reimbursed for inpatient and other services provided to Medicare patients under the prospective payment system, under which Medicare pays a predetermined rate for each covered service. The actual cost of care may be more or less than such reimbursement rates.

Medicaid is a program of medical assistance, funded jointly by the federal government and the states, for certain needy individuals and their dependents. Under Medicaid, the federal government provides grants to states that have medical assistance programs that are consistent with federal standards. Medi-Cal is the Medicaid program in California. The state of California selectively contracts with general acute care hospitals to provide acute inpatient services to Medi-Cal patients. Except in areas of the state that have been excluded from contracting, a general acute care hospital generally will not qualify for payment for non-emergency acute inpatient services rendered to a Medi-Cal beneficiary unless it is a contracting hospital.

The financial challenges faced at the federal and the state levels and the resulting attempts to balance the federal and the state budgets have negatively impacted the reimbursement rates received by health care institutions under the Medicare and Med-Cal programs. No assurance can be given that reimbursement rates will cover the actual costs of providing services to Medicare and Medi-Cal patients.

In California, private health plans and insurers are permitted to contract directly with hospitals for services to beneficiaries on negotiated terms. Many PPOs and HMOs currently pay providers on a negotiated fee-for-service basis, or, for institutional care, on a fixed rate per day basis, which, in each case, is discounted from the typical charges for the care provided. The discounts offered are typically premised on a certain pattern and volume of utilization of the provider’s services. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital’s patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the state pursuant to an insurance program (the "Program") implemented by the Office of Statewide Health Planning and Development (the "Office") for health facility construction loans. If a default occurs on insured Debt Obligations, the state Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from such reserve fund. In the event the reserve fund is unable to pay the principal of or interest on the debenture, the state Treasurer shall pay such amounts out of any unappropriated state funds. In the event of a default in payment of the debentures, such debentures shall be paid on a par with state general obligation bonds. The Office ^commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the ^Program and based on certain formulations and assumptions found the reserve fund substantially underfunded. ^At the request of the Office, ^Mercer Oliver Wyman ("Mercer") completed a study in ^December of 2006 (the "2006 Actuarial Study") to evaluate, ^among other matters, ^(1) the reserve sufficiency of the Health Facility Construction Loan Insurance Fund (the "HFCLIF") as of June 30, ^2006; and (2) the risk to the State General Fund from the Program. In the 2006 Actuarial Study, Mercer concluded that the ^HFCLIF, as of June 30, 2006, which at that time had approximately $174 million, appeared to be sufficient, assuming "normal and expected" conditions, and that the ^HFCLIF should maintain a positive ^balanced over

^a period of ^30+ years. Even assuming abnormal and unexpected events, Mercer found that HFCLIF reserves would protect against any General Fund losses for 15 years.

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MASSACHUSETTS

The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in health care, high technology, financial services and education. The economic downturn that began in 2001 affected the high technology and financial services industries in Massachusetts and resulted in increased unemployment and reduced tax revenue to the Commonwealth. More recently the economy has recovered. For fiscal 2004 through 2006, Commonwealth budgeted revenues increased by margins outpacing increases in Commonwealth budgeted expenditures. While the rate of revenue increases was expected to have slowed in fiscal 2007, they came in ahead of projections. The projected expenditures for fiscal 2008 are expected to exceed budgeted revenues and rely on the use of a $600 million transfer from the budget stabilization fund. In addition, there is projected to be a $1.3 billion structural budget shortfall for fiscal year 2009.

The Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal ^2007 on a statutory accounting basis, approximately ^69% of the Commonwealth’s annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately ^24% of ^such revenues, with the remaining ^7% provided from departmental ^revenues and transfers from non-budgeted ^funds.

Major components of state tax revenue are the income tax, projected to account for ^59.^9% of total tax revenues in fiscal ^2008, and the sales and use tax, projected to account for approximately ^20.^5% of such tax revenues. Dedicated portions of the Commonwealth’s sales tax revenues are pledged to provide financial support for the Massachusetts Bay Transportation Authority and the Massachusetts School Building Authority. The financial statements of the Commonwealth are available at the web site of the Comptroller of the Commonwealth located at http:://www.^massgov.^com/^osc (click on Financial Reports/Audits).

Municipal revenues consist of taxes on real and personal property, distributions from the Commonwealth under a variety of programs and formulas, local receipts (including motor vehicle excise taxes, local option taxes, fines, licenses and permits, charges for utility and other services and investment income) and appropriations from other available funds (including general and dedicated reserve funds). Following the enactment in 1980 of the tax limitation initiative petition commonly known as Proposition 2½, local governments have ^become increasingly reliant on ^distribution of revenues from the Commonwealth to support local programs and services, although the amount of aid received varies significantly among municipalities. As a result of comprehensive education reform legislation enacted in June 1993, a large portion of local aid general revenue sharing funds ^is earmarked for public education and ^distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. There are also several specific local aid programs, such as ^public libraries, ^police education incentives, and property tax abatement for certain elderly or disabled residents. ^

The Commonwealth ^incorporates the periodic ^use of commercial paper ^ borrowing to meet cash flow needs for both capital and operating ^expenditures. The overall capacity of the Commonwealth’s commercial paper program is currently $1.0 billion. The Commonwealth periodically makes several cash flow borrowings for operating purposes. The pattern of the Commonwealth’s cash flow borrowings is largely the result of temporary cash imbalances caused by quarterly local aid payments to cities and towns, which total approximately $1 billion on the last day of each calendar quarter. All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by state finance law to be paid not later than June 30 of such year.

The Commonwealth is authorized to issue three types of debt directly – general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. As of ^January 2, ^2008, the amount of Commonwealth long-term ^debt ^was approximately $^19.^298 billion, consisting of approximately $^16.^423 billion of general obligation debt, $1.^273 billion of special obligation ^debt, and $1.^602 billion of federal grant anticipation notes^. Based on the United States census resident population estimate for Massachusetts for ^2007, the per capita amount of such debt as of ^January 2, ^2008 was $2,^992.

The largest single component of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel Project, a major construction project substantial completion of which occurred ^in January ^2006. The total cost of the Central Artery/Ted Williams Tunnel Project was most recently estimated to be $14.^798 billion. The federal government has capped its contribution to the project, and the ^Commonwealth projects a funding shortfall of ^$210 million, ^payment of which will ^be ^shared by the Commonwealth ^and the Massachusetts Turnpike Authority. A series of events have raised concerns relating to the quality of the CA/T Project. Water infiltration in the project^'s tunnels became a focus of public concern following a slurry wall breach on September 15, 2004. On July 10, 2006, panels in the ceiling of the eastbound I-90 Connector Tunnel that leads to the Ted Williams Tunnel fell, causing the death of an automobile passenger. ^As a result, project cost increases are anticipated. Repairs and ^other work related to the July 2006 incident are ^expected to cost $54 million. ^The Commonwealth and the Massachusetts Turnpike Authority anticipate additional recoverable costs, although the ^amount of such recovery is unknown at this time. On July 10, ^2007, ^the ^National Transportation Safety Board released its ^findings pertaining to the ^collapse of ^the ^ceiling panels, ^citing failure in the ^epoxy anchoring system. ^Subsequent to the ^collapse a full inspection of the tunnel project ^was conducted, and continues, inspecting all aspects of the project’s design, construction and life safety systems.

In addition to the long-term liabilities described above, the Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either general obligation contract assistance liabilities, budgetary contractual assistance liabilities or contingent liabilities. General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly tied to debt service. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required. Budgetary contractual assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements ^Association, and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit. Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize^. In February 2008, there was a systematic failure of auction rate bonds due to credit and liquidity concerns. Several auctions for the Commonwealth’s bonds began failing as there were insufficient bidgs in the market to purchase the amount of securities being offered for sale. These failed auctions have resulted in higher interest costs for the Commonwealth with a maximum rate of 12%. Fortunately, this type of bond represents only 3% of total general obligation indebtedness of the Commonwealth. The Commonwealth is in the process of planning a refunding of all its auction rate securities although no definitive date for these refundings has been established.

NEW JERSEY

The eleventh largest state in population, New Jersey (referred to herein as the “state” or “New Jersey”) benefits from a diverse economic base. Centrally located in the Northeast, New Jersey is near many major cities such as New York, Boston, Washington D.C., and Philadelphia. The state’s favorable location is bolstered by an extensive highway system, as well as air, land and water transportation systems and facilities. Various commercial and industrial businesses have headquarters or regional offices within New Jersey’s borders, including substantial construction, pharmaceutical, manufacturing, chemical, financial and service industries.

The state’s economic indicators, as of ^March 26, 2008, compared to a year ago, showed that personal income increased ^5.^4%, new vehicle registrations increased ^2.^5%, authorized dwelling units decreased ^28.7%, the unemployment rate was 10.4^% and non-farm payroll employment increased 0.^4%.

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During the third quarter of 2007, personal income growth in New Jersey accelerated to 1.3% from 0.4% in the second quarter, but was down from a rate of 2.8% in the first quarter. The quarterly growth rate swings in 2007 were due to relatively large bonus payments paid in the finance industry during the first quarter. Personal income increased in the third quarter at a rate close to the average for the past two years. During the third quarter, New Jersey ranked 32nd among all states in personal income growth, compared with a ranking of 46th in the second quarter. For the year ending 2007, the state added 4,700 nonfarm jobs.

^For the end of fiscal year ^ended June 30, 2007, New Jersey had over $^38.^1 billion of ^long-term debt obligations, an increase of ^1.^9% from the prior fiscal year, which includes a net decrease in bonded debt of $104.9 million.

The state Constitution has a balanced budget measure which provides that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any state purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of ^revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

In addition, the state Constitution has a debt limitation clause which provides that the state Legislature shall not, in any manner, create in any fiscal year a debt or liability of the state, which, together with any previous debts or liabilities, shall exceed at any time 1% of the total amount appropriated by the general appropriation^ law for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein, or shall have been approved by the voters.

The New Jersey Local Bond Law (N.J.S.A. Section 40A:2-1 et seq.) governs the issuance of bonds and notes by local units (including counties) for financing improvements. The statute provides that (i) the power and obligation of a local unit to pay any and all bonds and notes issued by it pursuant to the Local Bond Law shall be unlimited, (ii) the county or municipality shall levy ad valorem taxes upon all taxable property therein for the payment of the principal of and interest on such bonds and notes, without limitation as to rate or amount, (iii) ^no local unit shall authorize obligations for any improvement or purpose having a period of usefulness of less than five years, and (iv) after issuance, all ^obligations shall be conclusively presumed to be fully authorized and issued under all of the laws of the state^, and any person shall be estopped from questioning their sale, execution or delivery by the local unit.

No bond ordinance will be finally adopted if it appears from the supplemental debt statement required by the Local Bond Law that the percentage of net debt as stated therein exceeds 2%, in the case of a county, or 3½%, in the case of a municipality. The Local Bond Law sets forth certain exceptions to the foregoing debt limitation.

A local government may seek a waiver from the debt limitation for a bond ordinance authorizing obligations solely for the exceptions set forth in the Local Bond Law. The application must be submitted to the Local Finance Board within the established filing schedule on a form approved by such Board. Approval of bond and note financing in excess of the debt limit in certain instances require the applicant to justify and demonstrate the existence of extraordinary conditions.

The Local Finance Board is a functional area within the Division of Local Government Services. It is statutorily responsible for promulgating rules and regulations on the fiscal obligations, fiscal reporting and overseeing the fiscal condition of all New Jersey municipalities, counties, local authorities and special districts.

NEW YORK

The following information is a brief summary of factors affecting the economy of New York State or New York City and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information available as of May ^28, ^2008, with respect to New York State, and ^April 16, ^2008, with respect to New York City and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

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New York State (referred to herein as “state” or “New York”) ended its 2007-2008 fiscal year on March 31, 2008 in balance on a cash basis, with a reported closing balance in the General Fund of $2.8 billion (unaudited). The Legislature completed action on the State Budget for the 2008-2009 fiscal year on April 9, 2008 (the "Enacted Budget"), nine days afte rthe start of the state fiscal year (interim appropriations were enacted for the period from April 1 to April 8 to meet contractual and other obligations until final enactment of the State Budget). Governor Paterson did not veto any legislative additions. Consistent with past practice, the Legislature enacted all debt service appropriations without amendment before the start of the fiscal year (on March 12, 2008).

On April 11, 2008, following final action on the budget, members of the Public Employees Federation ("PEF"), which represents approximately 52,000 state employees, ratified a new labor contract with the state covering fiscal years 2007-2008 through 2010-2011. The General Fund costs of the contract are estimated at $254 million in 2008-2009, which includes a retroactive payment for 2007-2008. The state Legislature has not yet passed the enabling legislation needed for the contract to take effect, but the state Financial Plan nonetheless includes these costs. The costs will be financed in 2008-2009 from the reserve designated for this purpose.

The state Division of the Budget ("DOB"), which prepares the official Financial POlan for the state (the "State Financial Plan"), projects that the Enacted Budget Financial Plan for 2008-2009 is balanced in the General Fund on a cash basis, as required by law. The Enacted Budget Financial Plan closes a current-services gap estimated at $5.2 billion and funds $873 million in new initiatives. General Fund receipts, including transfers from other funds, are projected to total $55.6 billion. General Fund disbursements, including transfers to other funds, are estimated at $56.4 billion. The state expects to use $723 million in designated reserves in 2008-2009, most of which will be used to finance the cost of labor settlements with state employee unions that have ratified their contracts. The state expects to close the 2008-2009 fiscal year with a balance of $1.0 billion in the General Fund, down from an opening balance of $2.8 billion.

Spending in state Operating Funds at the timte of budget enactment was projected at $80.5 billion in 2008-2009, an increase of 4.5% over 2007-2008 results. State spending in the current Financial Plan, which includes the impact of the labor settlement that PEF ratified after budget enactment, is estimated at $80.9 billion, an annual increase of 5.0%.

The Enacted Budget Financial Plan projects current-services budget gaps in future years of $5.0 billion in 2009-1010 growing to $7.7 billion in 2010-2011 and $8.8 billion in 2011-2012. The gaps estimates are meant to provide a general perspective on the state’s long-term operating forecast, and will be revised with each quarterly Financial Plan Update released by DOB. Over the past five years, DOB estimates that the state has closed current-services gaps of $9.3 billion in 2003-2004, $5.1 billion in 2004-2005, $4.2 billion in 2005-2006, $762 million in 2006-2007, and $1.6 billion in 2007-2008. By law, the Governor must annually submit, and the Legislature must enact, a budget that is balanced on a cash-basis in the General Fund.

On April 21, 2008, governor Paterson directed all state agencies to prepare spending and management plans. The state workforce estimate for 2008-2009, which is currently at 201,170 positions, is expected to be modified at the First Quarterly Update to the Financial Plan to reflect the impact of the approved plans. The management plans were to be submitted to the DOB by May 16, 2008.

The Enacted Budget forecast is subject to many complex economic, social, environmental and political risks and uncertainties, many of which are outside of the ability of the state to control. These include, but are not limited to, the performance of the national and state economies; the impact of continuing write-downs and other costs on the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; litigation against the state, including potential challenges to the constitutionality of certain tax actions authorized in the budget; and actions taken by the Federal government, including audits, disallowances, and changes in aid levels. In addition, the forecast contains specific transaction risks and other uncertainties, including, but not limited to, the sale of development rights for a video lotery terminal ("VLT") facility at the Aqueduct racetack; the enforcement of certain tax regulations on Native American reservations; and the achievement of cost-saving measures at the levels projected. Such risks and uncertainties, if they were to materialize, could have a materially adverse impact on the Financial Plan in the current year.

In addition, the State Financial Plan is based upon forecasts of national and state economic activity developed through both internal analysis and review of national and state economic forecasts prepared by commercial forecasting services and other public and private forecasters,. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the state economies. Many uncertainties exist in forecasts of both the national and state economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the state. There can be no assurance that the state economy will not experience results in the current fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the state’s projections of receipts and disbursements.

In any year, the State Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The Annual Information Statement, released by DOB on May 12, 2008 (the "AIS") identified the following as the most significant risks to the State Financial Plan:

Risks to the Economic Forecast. DOB expects the current recession to be relatively mild, though there are a number of risks to the forecast. The disruption to financial markets caused by subprime-related debt could be much worse than anticipated, further delaying the recovery of the financial sector. The downturn in both the residential and commercial real estate markets could be deeper and last longer than anticipated. In addition, volatile food and energy prices could push inflation even higher than projected, tying the Federal Reserve’s hands and effectively placing a tax on households, causing household spending to slow even further than expected. The global economy could slow further than anticipated in response to the U.S. downturn, depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, lower energy prices or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

All of the risks to the U.S. forecast apply to the state forecast as well, although as the nation’s financial capital, financial market uncertainty poses a particularly large degree of risk for New York. New York’s tax revenues are more reliant on the financial sector of the economy than are other states and other regions of the nation. The full extent of the losses associated with subprime debt still remains to be seen. Higher losses than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the state’s downturn, producing weaker employment and wage growth than projected. Should core inflation significantly accelerate, the Federal Reserve may feel compelled to reverse course and raise rates, which traditionally has adverse effects on the state economy. Moreover, weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple through the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

Labor Settlements. The state has reached labor settlements with four labor unions: Civil Service Employees Association (“CSEA”); PEF; United University Professions (“UUP”); and District Council 37, and extended comparable changes in pay and benefits to management/confidential (“M/C”) employees. Under terms of the four-year contracts, which run from April 2, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for UUP), employees will receive pay increases of 3 percent annually in 2007-2008, 2008-2009, and 2009-2010 and 4 percent in 2010-2011.

The state’s Financial Plan funds the costs of current contracts in 2008-2009 through the use of $620 million of the $1.1 billion in existing reserves available at the start of the fiscal year for this purpose. DOB estimates the General Fund costs of the agreements at $620 million in 2008-09, $775 million in 2009-10, and $1.2 billion in both 2010-11 and 2011-12. The current Financial Plan includes these costs.

The unions representing uniformed officers (e.g., Police Benevolent Association, New York State Correctional Officers and Police Benevolent Association), the union representing graduate students (Graduate Student Employees Union), and CUNY employees have not reached settlements at this time. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by CSEA, it would result in added costs of $200 million in 2008-2009, $185 million in 2009-2010, and $264 million in both 2010-2011 and 2011-2012.

School Supportive Health Services^. The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services ^conducted six audits of aspects of New ^York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and ^City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for ^City speech pathology services, and $96 million of the $123 million for ^City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the state expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of ^City claims and 9.7 percent of claims submitted by the rest of the ^State, pending completion of the audits^.

Proposed Federal ^Rules on Medicaid ^Funding. On ^May 25, 2007, CMS issued a ^final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospital Corporation (“HHC”)) ^and programs operated by both the ^State Office of Mental Retardation and Developmental Disabilities and the ^State Office of Mental Health. The rule seeks to restrict state access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

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On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the state would be legally obligated to pay the lost non-Federal share.

The states affected by these regulations are challenging such adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. As a result, Congress passed a one-year moratorium barring implementation of these proposed rule changes. The moratorium was set to expire on May 29, 2008. On May 21, 2008, the Bush Administration announced that it would voluntarily extend the moratorium until August 1, 2008. The state continues to lobby Congress for an extension of the moratorium or modification of the proposed regulations.

CMS has proposed other regulations that could pose a risk to the state’s Financial Plan beyond those addressed by the moratorium. On February 22, 2008, CMS issued a change to the rules that regulate state taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. The state currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the state’s most vulnerable populations. While the state strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The state is currently in the process of litigating this issue and has requested a one-year implementation extension.

Further, CMS proposes to restrict Medicaid reimbursement for hospital outpatient services and restrict coverage to rehabilitative services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. However, the State argues that the proposed regulation regarding outpatient services is in direct violation of the current moratorium.

On all of these rules, the state is actively lobbying the Federal government to be held harmless, either through an extension/ modification of the current moratorium or through other administrative or statutory means.

Variable Rate Debt. In recent months, the market for municipal auction rate securities and certain variable rate demand bonds has been disrupted by, among other things, credit rating downgrades to certain municipal bond insurers, investor concerns over liquidity and the level of participation of investment banks in the operation of the market. The disruption has not had a material impact on state debt service costs. The state is substantially reducing its exposure to auction rate securities and to variable-rate demand bonds that carry insurance from bond insurers that have been subject to credit rating downgrades. DOB expects the adjustments to its variable rate portfolio will be completed by the end of the first quarter of fiscal year 2008-2009.

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve ^the state’s borrowing practices and applies to all new state-supported debt issued on ^or after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new state-supported debt outstanding began at 0.75 percent of personal income in 2000-^01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-^11. Similarly, the cap on new ^state-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5 percent in 2013-2014.

The Debt Reform Act requires that the limitations on the issuance of state-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new state-supported debt outstanding and debt service costs are less than the state-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new state-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the state would be precluded from contracting new ^State-supported debt until the next annual cap calculation is made and ^State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new ^State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, ^and therefore DOB ^intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, ^2007. On October 30, ^2007, the state reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, ^2007 at ^2.^10 percent of personal income and debt service on such debt at 1.^27 percent of total governmental receipts, compared to the caps of 2.^98 percent for each. DOB projects that debt outstanding and debt service costs for ^2008-^2009 and the entire five-year forecast period through ^2012-^2013 will also be within the statutory caps, although with declining debt capacity.

Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the state itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The state^’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those issuing ^State-supported or state-related debt. As of December 31, ^2007, the 19 public authorities with outstanding debt of $100 million or more had aggregate outstanding debt, including refunding bonds, of approximately $^134 billion, only a portion of which constitutes state-supported or ^State-related debt.

The state has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

Also, there are statutory arrangements providing for state local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the state has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional state assistance if local assistance payments are diverted. Some authorities also receive moneys from state appropriations to pay for the operating costs of certain of their programs.

New York City

For the ^2007 fiscal year, ^the City’s General Fund had an operating surplus of $^4.^67 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The ^2007 fiscal year is the twenty-^seventh consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

The City’s expense and capital budgets for the ^2008 fiscal year were adopted on June ^15, ^2007. The financial plan for the ^2008 through ^2011 fiscal years submitted to the New York State Financial Control Board (the “Control Board”) ^on June 20, 2007 (the “^June Financial Plan”), which was consistent with the City’s expense and capital budgets as adopted for the ^2008 fiscal year, projected revenues and expenditures for the ^2008 fiscal year balanced in accordance with GAAP, and projected gaps of $^1.^6 billion, $^3.^4 billion and $4.^4 billion in fiscal years ^2009 through ^2011, respectively.

^
On January 24, 2008, the Mayor released his preliminary budget for the 2009 fiscal year. On January 25, 2008, the City submitted Modification No. 08-2 to the June Financial Plan to the Control Board on January 25, 2008 (the June Financial Plan, as modified, the “Financial Plan”) to the Control Board the Financial Plan for the 2008 through 2012 fiscal years which relates to the City and certain entities that receive funds from the City and which was consistent with the Mayor’s preliminary budget. The Financial Plan is a modification to the June Financial Plan, as subsequently modified by the financial plan submitted to the Control Board on October 26, 2007 (the ‘‘October Financial Plan’’). The Financial Plan projects revenues and expenses for the 2008 and 2009 fiscal years balanced in accordance with GAAP, and projects gaps of $4.2 billion, $5.6 billion and $5.3 billion in fiscal years 2010 through 2012, respectively, after implementation of a gap-closing program described below.

The Financial Plan reflects, since the June Financial Plan, an increase in projected net revenues of $364 million in fiscal year 2008 and decreases in projected net revenues of $1.1 billion, $1 billion and $1 billion in fiscal years 2009 through 2011, respectively. Changes in projected tax revenues include (i) an increase in real property taxes of $15 million in fiscal year 2008 and decreases in real property taxes of $181 million, $237 million and $313 million in fiscal years 2009 through 2011, respectively; (ii) projected net decreases in other tax revenues of $261 million, $1.3 billion, $1 billion and $929 million in fiscal years 2008 through 2011, respectively, primarily due to decreases in business income tax revenues in fiscal year 2008 and real property transfer and personal and business income tax revenues in fiscal years 2009 through 2011; (iii) an increase in tax audit revenues of $500 million in fiscal year 2008 primarily due to resolution of general corporation tax audits; (iv) the elimination of tax reduction program initiatives resulting in increases in personal income tax revenues of $50 million, $220 million, $260 million and $275 million in fiscal years 2008 through 2011, respectively; and (v) increases in non-tax revenues of $60 million, $160 million, $19 million and $13 million in fiscal years 2008 through 2011, respectively.

The Financial Plan also reflects, since the June Financial Plan, a decrease in projected net expenditures of $660 million in fiscal year 2008 and increases in projected net expenditures totaling $112 million, $908 million and $1.3 billion in fiscal years 2009 through 2011, respectively. Changes in projected expenditures include: (i) increases in labor costs totaling $92 million, $438 million, $1.1 billion and $1.6 billion in fiscal years 2008 through 2011, respectively, reflecting settlements of labor negotiations and the provision for similar increases for collective bargaining units not yet settled; (ii) increases in agency spending of $29 million and $18 million in fiscal years 2008 and 2009, respectively, and a decrease in agency spending of $16 million in fiscal year 2011; (iii) decreases in debt service costs of $32 million, $108 million, $149 million and $97 million in fiscal years 2008 through 2011, respectively; (iv) an increase in pension contributions of $22 million in fiscal year 2008, a decrease in pension contributions of $153 million in fiscal year 2009 primarily as a result of a reallocation of amounts previously reserved, and decreases of $12 million and $210 million in fiscal years 2010 and 2011, respectively, as a result of higher-than-assumed rates of return on the investment of pension assets; (v) increases in employee and retiree health insurance costs of $2 million, $39 million, $42 million and $46 million in fiscal years 2008 through 2011, respectively; (vi) increases in energy expenses of $27 million, $78 million, $152 million and $183 million in fiscal years 2008 through 2011, respectively; (vii) a reduction in prior year payables of $500 million and a reduction in the general reserve of $200 million in fiscal year 2008; and (viii) the elimination of pay-as-you-go capital expenditures of $100 million in fiscal year 2008 and $200 million in each of fiscal years 2009 through 2011.

The Financial Plan also reflects ^the enactment of some of the tax programs previously reflected in the tax reduction program in ^the ^June Financial ^Plan, reducing tax revenues by $^222 million, $^268 million, $^292 million and $^333 million in fiscal years ^2008 through ^2011, respectively. ^ The enacted programs include (i) ^a childcare tax ^credit with an estimated cost of $^42 million, $^43 million, $^44 million and $^45 million in fiscal years ^2008 through ^2011, respectively, ^(ii) personal ^and small business ^income tax credits and reductions with an estimated cost of ^$70 million, $^108 million, $^129 million and $^166 million in fiscal years ^2008 through 2011, respectively^; and (iii) the City ^sales tax exemption for clothing and ^footwear purchases with an ^estimated cost of $^110 million, $^117 million, $^119 million and $^122 million in fiscal years 2008 through ^2011, respectively^.

^
In addition, the Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for fiscal year 2009 and to reduce previously projected gaps for fiscal years 2010 and 2011. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $543 million, $885 million, $746 million and $741 million in fiscal years 2008 through 2011, respectively; (ii) the restructuring of employee health insurance programs with estimated annual savings of $200 million in each of fiscal years 2009 through 2011; and (iii) additional state and federal actions totaling $100 million annually in fiscal years 2009 through 2011, which require the approval of the state or federal governments. Additional state actions could include increased reimbursement rates for state inmate incarceration and probation aid, an increase in the City’s cigarette tax, an increase of the borrowing capacity of the New York City Transitional Finance Authority (the “TFA”), tort reform, increased child care funding, increased school lunch funding or other state assistance. Additional federal actions could include increased funding for required educational services, the restoration and reformulation of housing rehabilitation grants, increased funding for child care, the resumption of federal revenue sharing, increased funding for transit security or other federal assistance.

The Financial Plan does not reflect the 2008-2009 Enacted Budget signed by the Governor, which was anticipated to provide the City with approximately $400 to $450 million less in State assistance than had been assumed in the Financial Plan. This projected decrease results primarily from decreases, compared to amounts projected in the Financial Plan, in education aid and revenue sharing of approximately $199 million and $82 million, respectively. The state’s 2008-2009 Enacted Budget makes permanent the local sales tax imposed by the City at the rate of 4%, as had been assumed in the Financial Plan. The City anticipated reflecting the impact of the 2008-2009 Enacted Budget in the City’s Executive Budget, which was released on May 1, 2008.

The Financial Plan also does not reflect additional expense budget costs that would be incurred, unless there is a change in applicable law or action taken by the Control Board as described below, as a result of Statement No. 49 of the Governmental Accounting Standards Board (“GASB 49”). GASB 49 becomes effective on July 1, 2008 and relates to the accounting treatment of pollution remediation costs. Currently, many of these costs are included in the City’s capital budget and financed through the issuance of bonds. OMB’s preliminary estimates indicate that such additional expense budget costs could be approximately $500 million annually. The City has requested that the Control Board exercise its power under current law to phase in the budgetary impact of changes such as those included in GASB 49. In addition, the City is proposing legislation amending the Financial Emergency Act to authorize the Control Board to permit the City’s budget to exclude the impact of GAAP changes that would have a material negative impact on the City, such as those included in GASB 49.

On March 4, 2008, the Director of Management and Budget of the City directed City agencies to submit 3% reductions in City-funded expenditures in fiscal year 2009, which must be recurring in the future, due to proposed reductions in state funding and worsening economic forecasts. The target may be met by cost reductions or recurring revenue actions. The budget reduction program is intended to demonstrate how overall City budget relief of at least $500 million could be accomplished in fiscal year 2009 and thereafter. There can be no assurance that additional reductions in City-funded expenditures for fiscal year 2009 will not be included as part of the Mayor’s Executive Budget which is expected to be released on May 1, 2008.

Implementation of the Financial Plan is dependent upon the City’s ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the ^“Water Authority^”) and the TFA. In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

OHIO

As described above, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the state of Ohio (referred to herein as the "state" or "Ohio"), political subdivisions of the state, or agencies or instrumentalities of the state or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the state itself, and the state has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of June ^3, ^2008, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the state’s area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the state’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly state rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual state rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.^2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5% ^), in 2005 (5.9% vs. 5.1%) , in 2006 (5.5% vs. 4.6%) and in 2007 (5.6% vs. 4.6%). In ^March, 2008, the state unemployment rate was higher than the national rate (5.^7% vs. 4.^5%). The unemployment rate and its effects vary among geographic areas of the state.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The state operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most state operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The state has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

The GRF ending fund balance for fiscal year 2007 was $215,534,000.

Recent biennium ending GRF balances were:^

			Fund Balance Less
Biennium	Cash Balance	Fund Balance (a)	Designated Transfers (b)

1996-97	$1,367,750,000	$834,933,000	$149,033,000

1998-99	1,512,528,000	976,778,000	221,519,000

2000-01	817,069,000	219,414,000	206,310,000

2002-03	396,539,000	52,338,000	52,338,000

2004-05	1,209,200,000	682,632,000	127,800,000

2006-7	1,432,925,000	215,534,000	215,534,000

(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b)	Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the state during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any state obligations.

The appropriations acts for the ^2008-^09 biennium include all necessary appropriations for debt service on state obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of state, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of state finances, particularly GRF receipts and expenditures, for ^recent and ^current bienniums.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new state transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first fiscal year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first fiscal year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the ITRF.

In the middle of the second year of the biennium, the state enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The state’s share of this additional funding was $247,600,000, with $125,000,000 coming from fiscal year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most state departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to state obligations, and elementary and secondary education.

In March 2001, new lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education)

and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The state ended fiscal year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration has been and continues to be given by the Governor and the General Assembly to revenues and expenditures for fiscal years 2002-03, primarily as a result of continuing weak economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002 and late winter/spring 2003. Significant remedial steps have included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major state taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to state obligations. That original appropriations act also provided for transfer to the ^GRF of ^$160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization Fund, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:

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The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue ^estimates and ^projected GRF revenue shortfalls of $709,000,000 for fiscal year 2002 and $763,000,000 for current fiscal year 2003. Executive and legislative actions taken to address those shortfalls, included:

*	Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most state agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

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*	December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from BSF to the GRF during the current biennium thereby reducing the BSF balance to an estimated $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal year 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game, estimated to generate $40,000,000 annually beginning in fiscal year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall with GRF estimated shortfalls of approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for fiscal year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those prior actions included legislation that provides for: additional transfers to the GRS from the then remaining BSF balance ($607,000,000) as needed in fiscal years 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the fiscal year 2002 ending GRS balance (to $100,000,000); increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack), estimated by OBM to produce approximately $283,000,000 in fiscal year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moniee received in fiscal years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the monies for that in additionally authorized general obligations bonds; and extension of the state income tax to Ohio-based trusts, and "decoupling" certain Ohio business taxes from federal tax law “economic stimulus changes” affecting business equipment depreciation schedules to produce approximately $283,000,000 in fiscal year 2003.

Fiscal year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash^) based on the remedial steps described above, including ^transfers ^of $^289,^600,^000 from tobacco settlement moneys ^and $^534,600,^000 from the BSF (leaving fiscal year 2002 ending BSF balance ^$427,904,000, with all but $65,255,000 of that balance already committed and appropriated to GRF use if needed in fiscal year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal year 2003 ^reflecting prior budget balancing discussions ^with the ^General ^Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to state obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF revenue shortfall of $720,000,^000. The Governor ordered immediate additional reductions in ^spending expected to aggregate $121,600,000 of GRF savings through the end of the fiscal year (expressly excepted were appropriations for or relating to debt service on state obligations).

^
The Governor also proposed for the General Assembly’s enactment by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reduction for fiscal year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: an additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds; and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

^To offset the General Assembly’s enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003. Included are reductions (generally at an annualized rate of 2.5%) of $90.6 million in state foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions are appropriations for or relating to debt service on state obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the Conference Committee on June 11, 2003. Those estimates reduced fiscal year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM are addressing this additional fiscal year 2003 revenue shortfall through additional expenditure controls, and by drawing upon $193,030,000 of federal block grant aid available to the state prior to June 30 under a federal law which took effect on May 28, 2003.

The state ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the state, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary payments related to state obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most state employees in fiscal year 2004 and limited one-time increases in fiscal year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in ^Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

  ^A one-cent increase in the state sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year.
  ^Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other ser- vices, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $^36,000,000 annually, is subject to an ongoing legal challenge.)
  ^Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, pro- jected to produce approximately $29,000,000 annually.
  ^Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.
  ^Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Pur- poses Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alterna- tive minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and June 30, 2004 OBM transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the ^State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in fiscal years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM on March 8, 2004 announced revised GRF revenue projections for fiscal years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for fiscal year 2004 and by $372,700,000 (1.48%) for fiscal year 2005, the Governor ordered fiscal year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional ^Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in state spending on Medicaid reflecting an increased ^Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to state obligations, state basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for fiscal year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The state ended fiscal year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in fiscal year 2005. With GRF revenue receipts modestly outperforming estimates for much of the ^fiscal year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final fiscal year 2005 GRF revenue came in $67,400,000 above that revised estimate. With fiscal year 2005 spending close to original estimates, the state made the following fiscal year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the state’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the state ended fiscal year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

^2006-07. Consistent with ^state law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act ^provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures ^were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to ^state obligations.

The GRF expenditure authorizations for the 2006-07 biennium ^reflected and ^were supported by a significant restructuring of major state taxes, including:

•^ A 21% reduction in state personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•^ Phased elimination of the state corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•^ Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that ^is being phased in over the ^2006 through ^2010 tax years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The permissibility of the inclusion in the tax base of wholesale and retail food sales for off-premise consumption, projected to produce approximately $^188 ,000,000 annually once the CAT is fully-phased in, is subject to ^an ongoing legal challenge.) ^

•^ A 5.5% state sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•^ An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

^
The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses fiscal year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the ^sum of the inflation rates and rate of state population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for state debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed ^“tax and expenditure limitation^” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot^.

The state ended fiscal year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending ^GFR fund balance, the state carried forward $631,933,000 to cover the expected and planned for variance of fiscal year 2007 ^GFR appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in state personal income tax withholding rates, and to maintain 0.5% of fiscal year 2007 ^GFR revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The state ended fiscal year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

^
Current Biennium. Consistent with state law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of state taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenue of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures are: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to state obligations.

The GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

  Restructure nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million over the biennium.
  Restored local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.
  Eliminate the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize of tobacco settlement receipts payable to the state under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds, Series 207 to fund capital expenditures for higher eduction ($938.0 million) and common school ($4.112 billion) purposes over the next three years in lieue of the state issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The state had previously enacted legislation allocating all of its anticipated share of those receipts through fiscal year 2012 and making a partial allocation thereafter through fiscal year 2025. Except for fiscal years 2002 through 2004, none of the receipts were applied to existing operating programs of the state. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocating for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the state.

With the Ohio economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the state’s major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for fiscal year 2008 and $385,100,000 for fiscal year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000. In response, the Governor on January 31, 2008 issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 for the biennium as well as limitations on major purchases, hiring and travel. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the state’s workforce by up to 2,700 through attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on state obligations, state higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

Other measures identified for General Assembly consideration include:

  Various transfers totaling $183,000,000, including unspent agency appropriations totaling $53,000,000 in fiscal year 2008 and $50,000,000 in fiscal year 2009, transfers from rotary funds totaling $55,000,000, and the transfer of $25,000,000 in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.
  Cancelling cost of living adjustments for certain exempt state employees estimated to save $17,400,000 in fiscal year 2009.
  Authorizing expansion of the state-run lottery system to include “keno” games currently projected to generate $73,000,000 annually once fully implemented.

Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. As discussed above in this Official Statement, the state is effectively precluded by its Constitution from ending a fiscal year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances.

OBM prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

The incurrence or assumption of debt by the state without a popular vote is, with limited exceptions, prohibited by the state Constitution. The state may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the state from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the state in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of state general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to ^capital ^facilities financing, except for three that funded bonuses for ^veterans and one that funded coal technology research and development, and one for research and development activities. Currently, tax-supported ^debt ^is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the state’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to future issuances of state general obligation bonds and other state direct obligations payable from the GRF or net state lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future fiscal year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net state lottery proceeds during the fiscal year of issuance. Those direct obligations of the state include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the state official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the state has also financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the state, subject to biennial appropriations by the General Assembly. The highest annual state payment under those agreements in the current or any future fiscal year ^is $^114,^535,^618 in fiscal year ^2009. In the event of any insufficiency in the anticipated federal allocations to make payments on state bonds, the payments are to be made from any lawfully available ^moneys appropriated to ODOT for the purpose.

State agencies also have participated in buildings and ^equipment information systems and non-highway transportation projects that have local as well as state use and benefit, in connection with which the state has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of ^participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the state’s anticipated payments. The maximum annual payment under those agreements, made from GRF appropriations, is $^20,^400,^206 in fiscal year ^2008 and the total GRF-supported principal amount outstanding is $172,615,000. Payments by the state are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is ^required, particularly if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of state bonds and notes secured by a pledge of portions of the state profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time. The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the state has issued $^150,000,000 of bonds for revitalization purposes that are also payable from state liquor profits. The maximum annual debt service on all state bonds payable from state liquor profits is $^45,^323,^257 in fiscal year 2008.

Certain state agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes state bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

^Litigation, was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the state provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the state did not comply with that requirement, even after again noting and crediting significant state steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the state petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003, the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing state funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of state general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from state subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some state laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The state’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of state funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

^
Biennial school funding state appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

^1996-^97 – $^10.^1 billion ^representing a 13.^6% increase over the ^preceding biennium total.

^1998-^99 – $^11.^6 billion (^18.3% over the previous biennium)^.

^2000-^01 – $^13.^3 billion (^15% over the previous ^biennium)^.

^2002-^03 – $15.^2 billion (^17% over the previous biennium before the expenditure reductions). 2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions). 2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the ^2008-^09 biennium are $^17.^2 billion (^4.^9% over the previous biennium), representing an increase of ^1.^7% in fiscal year ^2008 over ^2007 and ^3.^8% in fiscal year ^2009 over ^2008.

Those total state ^2008-^09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $^648,106,000 in fiscal year ^2004, $645,137,000 in fiscal year 2005, ^$646,276,000 in fiscal year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund^) and $669,327,000 in fiscal year 2007. Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in ^Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during fiscal year 1999, with another six districts receiving a total of approximately $8,657,000 in fiscal year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In fiscal year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In fiscal year ^2006 no districts received catastrophic grants ^and one district received a solvency advance in the amount of $^41,000. In fiscal year ^2007 two districts received solvency advances in the amount of $^16,^937,000 and no ^district received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently ten school districts in fiscal emergency status and fifteen in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from state resources.

Federal courts have ruled that the state shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that some remedial costs be shared by the state and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium were $100,800,000 in 1998-99, $23,700,000 in 2000-01, and $1,000,000 in 2002-03. All cases were settled prior to the end of the fiscal year 2003 and there is no further state liability.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of state and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) ^Thirteen municipalities and two townships are in “fiscal emergency” status and four municipalities in preliminary “fiscal watch” status.

At present the state itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

PENNSYLVANIA

The General Fund, the Commonwealth of Pennsylvania’s (referred to herein as the “Commonwealth”, the “state” or “Pennsylvania”) largest operating fund, receives all tax receipts, revenues, non-tax federal grants and reimbursements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed fiscal year 2006 with a balance of $^3,^370.^9 million.

General Fund revenue estimates incorporated in the enacted budget for fiscal year ^2008 included a projected growth in receipts of ^1.^1%. In February ^2008, the Governor’s proposed budget for fiscal year ^2009 included ^an upward revision of $^427.5 million or ^1.^5% to the fiscal year ^2008 revenue estimate for General Fund revenues to reflect the growth experienced during the first half of the ^fiscal year. Subsequently, actual revenues through April ^2008 are $^436.^6 million or ^1.9% above the estimate enacted in July ^2007 as part of the fiscal year ^2008 budget. The enacted fiscal year ^2008 budget provides for an increase of appropriations over fiscal year ^2007 appropriations. Based on projections of revenues, as incorporated in the Governor’s proposed fiscal year ^2009 budget released in February ^2008, the General Fund is currently projected to have a preliminary ending balance of nearly $^533.^3 million.

The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from the Motor License Fund appropriations. Net outstanding general ^obligation debt for non-highway purposes totaled $^721.^4 million ^on June 30, ^2007, a net increase of $^1,138.^9 million from June 30, ^2006. Over the ten-year period ended June 30, ^2007, total net outstanding general obligation debt for non-highway purposes increased at an annual rate of ^6.^3%. Within the most recent five-year period, outstanding general obligation debt for non-highway purposes has increased at an annual rate of ^8.^8%.

Certain state-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon are not required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not an obligation of the state. Some of these agencies, however, are indirectly dependent on state appropriations. State-related agencies and their outstanding debt as of December 31, ^2006 include the Delaware River Joint Toll Bridge Commission ($^459.^7 million), the Delaware River Port Authority ($1,^191.^4 million), the Pennsylvania Economic Development Financing Authority ($1,^570.^0 million), the Pennsylvania Energy Development Authority ($^45.^2 million), the Pennsylvania Higher Education Assistance Agency ($^11,^149.9 million), the Pennsylvania Higher Education Facilities Authority ($5,^514.^7 million), the Pennsylvania Industrial Development Authority ($^404.^5 million), the Pennsylvania Infrastructure Investment Authority ($^47.^9 million), the Pennsylvania Turnpike Commission ($^3,^187.^9 million) and the State Public School Building Authority ($1,^790.^0 million).

The only obligations of state-created agencies in Pennsylvania which bear a moral obligation of the state are those issued by the Pennsylvania Housing Finance Agency, a state-created agency which provides housing for lower and moderate income families in the Commonwealth, which had $^4,^261.^7 million in bonds outstanding at December 31, ^2007.

The Commonwealth Financing Authority (“CFA“), was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA will not be a debt or liability of the Commonwealth but it is expected that the CFA may issue debt that may be payable from appropriations of the Commonwealth.

In November 2005 the CFA issued its first bonds, and since that time, the CFA has completed three additional bond issues. As of December 31, 2007, the CFA had $552.22 million in outstanding bond debt. In March 2008, the CFA issued an additional $187.5 million in bonds. The Commonwealth’s fiscal year ^2008 enacted budget appropriates $^47.038 million in state funds to the CFA for payment of all or a portion of CFA debt service during fiscal year ^2008. The Governor’s proposed fiscal year ^2009 budget includes a recommendation for $^62.^473 million in General Fund appropriations to support CFA debt service during fiscal year ^2009. Additional appropriations from the Commonwealth’s General Fund for future debt service beyond those mentioned are expected to be requested by the Department of Community and Economic Development for inclusion in the Governor’s Executive Budget request to the General Assembly.

Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that ^this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year ^2008 is $20 million.

^Northbrook Life Insurance Co. is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the Pennsylvania Department of Revenue’s application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged. This case was argued before the Commonwealth Court en banc on December 14, 2005. On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Both parties filed ^exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court^. It is impossible to predict the outcome. If the taxpayers prevail on all issues, estimated refunds would total approximately $150 million. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. The Supreme Court of Pennsylvania stayed its ^judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done. The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. Justice Montemuro recommended a four-phase transition to state funding of a unified judicial system. The recommendation remains pending before the Supreme Court of Pennsylvania^. The Court heard oral arguments on March 4, 2008

The specific litigation matters described above are provided as an example only and do not compromise a complete listing of material ongoing or pending litigation involving the Commonwealth of Pennsylvania, its agencies, subdivisions and instrumentalities.

PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

Puerto Rico. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement (“NAFTA”), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing “possessions corporation” status. However, in 1993, Section 936 was amended to provide for two alternative limitations on the Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a “qualifying domestic corporation” that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A was phased out January 1, 2006.

During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact from the 1996 federal legislation phasing out Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s.

In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico’s exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

A new administration, the Popular Democratic Party that favors Puerto Rico’s commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

On May 30, 2001, S&P downgraded the Commonwealth of Puerto Rico to an A- from an A due to continued years of operating deficits and the use of borrowing to cover the deficits. Puerto Rico continued to use deficit financing and cash transfers from other accounts to fill budget deficits for fiscal years 2002 - 2006. In fiscal year 2006, the Commonwealth hoped to balance the budget with cost saving measures and new excise taxes, but the deficit balloned to $1.1 billion. As a result of continued annual deficits, and the 2 week shut down of non-essential government employees ^in May 2006, Moody’s lowered the rating on Puerto Rico to Baa3 from Baa2 on May 8, 2006. S&P rates Puerto Rico BBB- after a downgrade from BBB in May 2007 and A- in September 2005. In 2007, the government made progress toward structural balances by instituting a sales tax and flat spending. As a result, Moody’s ^changed their outlook from negative ^to stable last fall. However, due to the weakened economies of Puerto Rico and the ^U.S., Puerto Rico is estimating a bigger budget shortfall in fiscal year 2008.

The U.S. Virgin Islands. The United States Virgin Islands (“USVI”) is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and is adversely affected by the recession in the United States and Europe. The attacks of September 11, 2001 also had an adverse affect on tourism. For 2001, air passengers to the USVI were down 2.9% after increasing 12% in 2000. However, supported by an increase in cruise passengers, total visitors increased by 4.4% in 2001. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated.

The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. ^In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future. Moody’s assigned a Baa3 rating to the territory and S&P a BBB- in September 2006.

Guam. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. In 2002 Guam was hit with two major typhoons and impacted by the global economic slowdown. These negative trends have had an unfavorable effect on Guam’s financial position with consistent general fund deficits from 1997-2002 with the exception of a small surplus in 2000. Guam also has a high debt burden with outstanding debt per capita of $2,700 and debt service representing 16% of expenditures. These factors caused S&P to downgrade Guam’s rating to BB (below investment grade) from BBB– on March 25, 2002. Due to continued economic weakness and the negative effects of the typhoons in 2002, S&P further downgraded Guam’s debt to B from BB on May 6, 2003. Guam is not rated by Moody’s.

APPENDIX E

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Obligations

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Ratings Group Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: The rating CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter “P” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
  Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Investment Grade Bond Ratings

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Bond Ratings

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

Description of the Insurance Claims-Paying Ability Ratings of Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

An insurance claims-paying ability rating by S&P’s or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

The assignment of ratings by S&P or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

APPENDIX F

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

APPENDIX G

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94 -2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.	Roles and Responsibilities

	A.	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

	B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request. Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

	C.	Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.	Proxy Voting Guidelines (“Guidelines”)

	A.	General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

	B.	Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

	C.	Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

	D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e. g. , proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e. g. , certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  A copy of the Advisers’ proxy voting policies and procedures;
  Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
  A record of each vote cast;
  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

	A.	Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

	B.	Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

  Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
  A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
  The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.
  If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
  If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
  The client, in the case of an individual or corporate client;
  In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or
  The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

PART C - OTHER INFORMATION

Item 23.		Exhibits (with inapplicable items omitted)

(a)	(1)	Amended and Restated Declaration of Trust of Eaton Vance Investment Trust dated January
11, 1993 filed as Exhibit (1)(a) to Post-Effective Amendment No. 34 filed July 13, 1995
(Accession No. 000950156-95-000496) and incorporated herein by reference.

	(2)	Amendment dated June 23, 1997 to the Declaration of Trust filed as Exhibit (1)(b) to Post-
Effective Amendment No. 39 filed March 25, 1998 (Accession No. 000590156-98-000284)
and incorporated herein by reference.

	(3)	Establishment and Designation of Classes of Shares of Beneficial Interest, Without Par Value,
dated June 26, 1996 filed as Exhibit (a)(3) to Post-Effective Amendment No. 41 filed May 27,
1999 (Accession No. 0000950156-99-000404) and incorporated herein by reference.

	(4)	Amendment of Establishment and Designation of Series of Shares of Beneficial Interest,
Without Par Value (as amended and restated June 16, 2003) filed as Exhibit (a)(4) to Post-
Effective Amendment No. 46 filed July 23, 2003 (Accession No. 0000940394-03-000522) and incorporated herein by reference.

	(5)	Amendment of Establishment and Designation of Series of Shares of Beneficial Interest,
Without Par Value (as amended and restated November 14, 2005) filed as Exhibit (a)(5) to
Post-Effective Amendment No. 51 filed July 27, 2006 (Accession No. 0000940394-06-
000678) and incorporated herein by reference.

	(6)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial
Interest, Without Par Value (as amended and restated effective January 1, 2008) filed herewith.

	(7)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial
Interest, Without Par Value (as amended and restated effective June 1, 2008) filed herewith.

(b)	(1)	By-Laws as amended March 30, 1992 filed as Exhibit (2)(a) to Post-Effective Amendment No.
34 filed July 13, 1995 and incorporated herein by reference.

	(2)	Amendment to By-Laws of Eaton Vance Investment Trust dated December 13, 1993 filed as
Exhibit (2)(b) to Post-Effective Amendment No. 34 and incorporated herein by reference.

	(3)	Amendment to By-Laws dated June 18, 2002 filed as Exhibit (b)(3) to Post-Effective
Amendment No. 46 filed July 23, 2003 and incorporated herein by reference.

	(4)	Amendment to By-Laws dated February 7, 2005 filed as Exhibit (b)(4) to Post-Effective
Amendment No. 49 filed May 26, 2005 (Accession No. 0000940394-05-000679) and incorporated herein by reference.

	(5)	Amendment to By-Laws dated December 11, 2006 filed as Exhibit (a)(5) to Post-Effective
Amendment No. 52 filed July 26, 2007 (Accession No. 0000940394-07-000789) and incorporated herein by reference.

(c)		Reference is made to Item 23(a) and 23(b) above.

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(d)			Investment Advisory Agreements with Boston Management and Research for Eaton Vance
California Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity
Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton
Vance National Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity
Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance
Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity
Municipals Fund filed as Exhibit (d) to Post-Effective Amendment No. 49 filed May 26, 2005 and incorporated herein by reference.

(e)	(1)		Distribution Agreement between Eaton Vance Investment Trust and Eaton Vance Distributors,
Inc. effective June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit
(6)(a) to Post-Effective Amendment No. 39 and incorporated herein by reference.

	(2)		Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers
filed as Exhibit (e)(2) to the Post-Effective Amendment No. 85 filed April 26, 2007
(Accession No. 0000940394-07-000430) to the Registration Statement of Eaton Vance Special
Investment Trust (File Nos. 2-27962, 811-1545) and incorporated herein by reference.

(f)			The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent
Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November
1, 1994).

(g)	(1)		Custodian Agreement with Investors Bank & Trust Company dated April 15, 1994 filed as
Exhibit (8) to Post-Effective Amendment No. 34 and incorporated herein by reference.

	(2)		Amendment to Custodian Agreement with Investors Bank & Trust Company dated October
23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 35 filed March 29, 1996
(Accession No. 000950156-96-000334) and incorporated herein by reference.

	(3)		Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated
December 21, 1998 filed as Exhibit (g)(3) to the Registration Statement of Eaton Vance
Municipals Trust (File Nos. 33-572, 811-4409) filed January 25, 1999 (Accession No.
0000950156-99-000050) and incorporated herein by reference.

	(4)		Extension Agreement dated August 31, 2005 to Master Custodian Agreement with Investors
Bank & Trust Company filed as Exhibit (j)(2) to the Eaton Vance Tax-Managed Global Buy-
Write Opportunities Fund N-2, Pre-Effective Amendment No. 2 (File Nos. 333-123961, 811-
21745) filed September 26, 2005 (Accession No. 0000940394-05-005528) and incorporated herein by reference.

	(5)		Delegation Agreement dated December 11, 2000 with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File No.
333-32276, 811-05808) filed April 3, 2001 (Accession No. 0000940394-01-500125) and incorporated herein by reference.

(h)	(1)	(a)	Amended Administrative Services Agreement between Eaton Vance Investment Trust (on behalf of each of its series) and Eaton Vance Management dated June 19, 1995 with attached schedules (including Amended Schedule A) filed as Exhibit (9) to Post-Effective Amendment
No. 34 filed July 13, 1995 and incorporated herein by reference.

                                                                                                   C-2

	(b)	Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services
Agreement dated June 19, 1995 filed as Exhibit (9)(a)(1) to Post-Effective Amendment No. 39
filed March 25, 1998 and incorporated herein by reference.

(2)		Transfer Agency Agreement dated as of August 1, 2005 filed as Exhibit (h)(3) to Post-
Effective Amendment No. 109 of Eaton Vance Mutual Funds Trust (File Nos. 2-90946, 811-
4015) filed August 25, 2005 (Accession No. 0000940394-05-000983) and incorporated herein by reference.

(3)		Sub-Transfer Agency Services Agreement effective August 1, 2005 between PFPC Inc. and
Eaton Vance Management filed as Exhibit (h)(4) to Post-Effective Amendment No. 109 of
Eaton Vance Mutual Funds Trust (File Nos. 2-90946, 811-4015) filed August 25, 2005
(Accession No. 0000940394-05-000983) and incorporated herein by reference.

(i)		Opinion of Internal Counsel dated July 24, 2008 filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm for Eaton Vance California Limited
Maturity Municipals Fund, Eaton Vance AMT-Free Limited Maturity Municipals
Fund (formerly Eaton Vance Florida Plus Limited Maturity Municipals Fund),
Eaton Vance Massachusetts Limited Maturity Municipals Fund,
Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance
New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity
Municipals Fund, Eaton Vance Pennsylvania Limited Maturity Municipals Fund and
Eaton Vance National Limited Maturity Municipals Fund filed herewith.

(m) (1)		Eaton Vance Investment Trust Class A Distribution Plan adopted June 23, 1997 and amended
April 24, 2006 with attached Schedule A filed as Exhibit (m)(1) to Post-Effective Amendment
No. 51 filed July 27, 2006 (Accession No. 0000940394-06-000678) and incorporated herein by reference.

(2)		Eaton Vance Investment Trust Class B Distribution Plan adopted June 23, 1997 with attached
Schedule A effective June 23, 1997 filed as Exhibit (15)(b) to Post-Effective Amendment No.
39 and incorporated herein by reference.

(3)	(a)	Eaton Vance Investment Trust Class C Distribution Plan adopted June 23, 1997 with attached
Schedule A effective June 23, 1997 filed as Exhibit (15)(c) to Post-Effective Amendment No.
39 and incorporated herein by reference.

	(b)	Amended Schedule A effective November 14, 2005 to Class C Distribution Plan adopted June
23, 1997 filed as Exhibit (m)(3)(b) to Post-Effective Amendment No. 51 filed July 27, 2006
(Accession No. 0000940394-06-000678) and incorporated herein by reference.

(n) (1)		Amended and Restated Multiple Class Plan for Eaton Vance Funds dated August 6, 2007 filed as Exhibit (n) to Post-Effective Amendment No. 128 of Eaton Vance Mutual Funds Trust (File
Nos. 02-90946, 811-4015) filed August 10, 2007 (Accession No. 0000940394-07-000956) and
incorporated herein by reference.

(2)		Schedules A, B and C effective December 10, 2007 to Amended and Restated Multiple Class
Plan dated August 6, 2007 filed as Exhibit (n)(2), (n)(3) and (n)(4) to Post-Effective
Amendment No. 86 of Eaton Vance Special Investment Trust (File Nos. 2-27962, 811-1545)
filed December 14, 2007 (Accession No. 0000940394-07-002080) and incorporated herein by reference.

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	(3)	Schedule B effective March 1, 2008 to Amended and Restated Multiple Class Plan for Eaton
Vamce Funds dated August 6, 2007 filed as Exhibit (n)(3) to Post-Effective Amendment No.
114 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) filed February 28, 2008
(Accession No. 0000940394-08-000196) and incorporated herein by reference.

(p)		Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston
Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds
effective September 1, 2000, as revised May 1, 2008, filed as Exhibit (p)(1) to Post-Effective
Amendment No. 89 of Eaton Vance Special Investment Trust (File Nos. 2-27962, 811-1545)
filed April 25, 2008 (Accession No. 0000940394-08-000678) and incorporated herein by reference.

(q)	(1)	Powers of Attorney for Investment Trust dated November 1, 2005 filed as Exhibit (q) to Post-
Effective Amendment No. 102 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409)
filed November 29, 2005 (Accession No. 0000940394-05-001357) and incorporated herein by reference.

	(2)	Power of Attorney for Eaton Vance Investment Trust dated January 25, 2006 filed as Exhibit
(q)(2) to Post-Effective Amendment No. 52 filed July 26, 2007 (Accession No. 0000940394-
07-000789) and incorporated herein by reference.

	(3)	Powers of Attorney for Eaton Vance Investment Trust dated April 23, 2007 filed as Exhibit
(q)(3) to Post-Effective Amendment No. 52 filed July 26, 2007 (Accession No. 0000940394-
07-000789) and incorporated herein by reference.

	(4)	Power of Attorney for Eaton Vance Investment Trust dated January 1, 2008 filed herewith.

Item 24.    Persons Controlled by or Under Common Control

Not applicable

Item 25.   Indemnification

     Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions. Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 26.   Business and other Connections of Investment Adviser

     Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Statement of Additional Information; (ii) the Eaton Vance Corp. Form 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) and BMR (File No. 801-43127 ) filed with the Commission, all of which are incorporated herein by reference.

Item 27.   Principal Underwriters

(a)	Registrant’s principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of
Eaton Vance Corp., is the principal underwriter for each of the registered investment companies named below:

	Eaton Vance Advisers Senior Floating-Rate Fund	Eaton Vance Mutual Funds Trust
	Eaton Vance Growth Trust	Eaton Vance Prime Rate Reserves
	Eaton Vance Institutional Senior Floating-Rate Fund	Eaton Vance Series Trust II
	Eaton Vance Investment Trust	Eaton Vance Special Investment Trust
	Eaton Vance Municipals Trust	EV Classic Senior Floating-Rate Fund
	Eaton Vance Municipals Trust II	Eaton Vance Variable Trust

(b)

(1)	(2)	(3)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Principal Underwriter	with Registrant

Ira Baron	Vice President	None
Stephen Barrett	Senior Vice President	None
Jeffrey P. Beale	Vice President	None
Chris Berg	Vice President	None
Stephanie Brady	Vice President	None
Timothy Breer	Vice President	None
Jonathan Broome	Vice President	None
Mark Burkhard	Vice President	None
Eric Caplinger	Vice President	None
Mark Carlson	Vice President	None
Tiffany Cayarga	Vice President	None
Randy Clark	Vice President	None
Michael Collins	Vice President	None
Daniel C. Cataldo	Vice President and Treasurer	None
Patrick Cosgrove	Vice President	None
Peter Crowley	Vice President	None
Rob Curtis	Vice President	None
Russell E. Curtis	Vice President and Chief Operations Officer	None
Kevin Darrow	Vice President	None
Derek Devine	Vice President	None
Todd Dickinson	Vice President	None
John Dolan	Vice President	None
Brian Dunkley	Vice President	None
James Durocher	Senior Vice President	None
Robert Ellerbeck	Vice President	None
Daniel Ethier	Vice President	None
Troy Evans	Vice President	None
Lawrence L. Fahey	Vice President	None
Thomas E. Faust Jr.	Director	None
Richard A. Finelli	Vice President	None
Daniel Flynn	Vice President	None
James Foley	Vice President	None
J. Timothy Ford	Vice President	None
Kathleen Fryer	Vice President	None
Anne Marie Gallagher	Vice President	None
William M. Gillen	Senior Vice President	None
Hugh S. Gilmartin	Vice President	None
David Gordon	Vice President	None
Linda Grasso	Vice President	None
John Greenway	Vice President	None
Jorge Gutierrez	Vice President	None
Peter Hartman	Vice President	None
Richard Hein	Vice President	None
Joseph Hernandez	Vice President	None
Perry D. Hooker	Vice President	None

                                                                                                  C-5

Chris Howe	Vice President	None
Jonathan Isaac	Vice President	None
Elizabeth Johnson	Vice President	None
Lisa M. Jones	Vice President	None
Paul F. Jones	Vice President	None
Steve Jones	Vice President	None
Sean Kelly	Vice President	None
Thomas P. Luka	Vice President	None
Coleen Lynch	Vice President	None
John Macejka	Vice President	None
Christopher Marek	Vice President	None
Frederick S. Marius	Vice President, Secretary and Clerk	None
Geoff Marshall	Vice President	None
Christopher Mason	Vice President	None
Judy Snow May	Vice President	None
Daniel McCarthy	Vice President	None
Don McCaughey	Vice President	None
Andy McClelland	Vice President	None
Dave McDonald	Vice President	None
Tim McEwen	Vice President	None
David Michaud	Vice President	None
Mark Milan	Vice President	None
Morgan C. Mohrman	Senior Vice President	None
Don Murphy	Vice President	None
James A. Naughton	Vice President	None
Matthew Navins	Vice President	None
Joseph Nelson	Vice President	None
Mark D. Nelson	Vice President	None
Scott Nelson	Vice President	None
Julie Neviera	Vice President	None
Linda D. Newkirk	Vice President	None
Paul Nicely	Vice President	None
Andrew Ogren	Vice President	None
Stephen O’Loughlin	Vice President	None
Philip Pace	Vice President	None
Shannon Price	Vice President	None
James Putman	Vice President	None
James Queen	Vice President	None
Christopher Remington	Vice President	None
David Richman	Vice President	None
Michael Shea	Vice President	None
Alan Simeon	Vice President	None
Randy Skarda	Vice President	None
Bill Squadroni	Vice President	None
David Stokkink	Vice President	None
Mike Sullivan	Vice President	None
Frank Sweeney	Vice President	None
Gigi Szekely	Vice President and Chief Compliance Officer	None
Brian Taranto	Vice President and Chief Administrative Officer	None
Stefan Thielen	Vice President	None
Michael Tordone	Vice President	None
George Torruella	Vice President	None
John M. Trotsky	Vice President	None
Jerry Vainisi	Senior Vice President	None
John Vaughan	Vice President	None
Randolph Verzillo	Vice President	None
Greg Walsh	Vice President	None
Stan Weiland	Vice President	None
Robert J. Whelan	Vice President and Director	None
Greg Whitehead	Vice President	None
Steve Widder	Vice President	None
Matthew J. Witkos	President, Chief Executive Officer and Director	None
Joseph Yasinski	Vice President	None
Trey Young	Vice President	None
Gregor Yuska	Vice President	None

                                                                                                            C-6

* Address is The Eaton Vance Building, 255 State Street, Boston, MA 02109

(c) Not applicable

Item 28.   Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, ^PNC Global Investment Servicing, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser or sub-adviser. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

Item 29.   Management Services

Not applicable

Item 30.   Undertakings

None

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts on July 24, 2008.

EATON VANCE INVESTMENT TRUST

By: /s/ CYNTHIA J. CLEMSON
Cynthia J. Clemson, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on July 24, 2008.

Signature	Title

/s/ Cynthia J. Clemson	President (Chief Executive Officer)
Cynthia J. Clemson

/s/ Barbara E. Campbell	Treasurer (Principal Financial and Accounting Officer)
Barbara E. Campbell

Benjamin C. Esty*	Trustee
Benjamin C. Esty

Thomas E. Faust Jr.*	Trustee
Thomas E. Faust Jr.

Allen R. Freedman*	Trustee
Allen R. Freedman

William H. Park*	Trustee
William H. Park

Ronald A. Pearlman*	Trustee
Ronald A. Pearlman

Heidi L. Steiger*	Trustee
Heidi L. Steiger

Lynn A. Stout*	Trustee
Lynn A. Stout

Ralph F. Verni*	Trustee
Ralph F. Verni

*By: /s/ Maureen A. Gemma
Maureen A. Gemma (As attorney-in-fact)

                                                                                                   EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.	Description

(a) (6)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial
Interest, Without Par Value (as amended and restated effective January 1, 2008)

(7)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial
Interest, Without Par Value (as amended and restated effective June 1, 2008)

(i)	Opinion of Internal Counsel dated July 24, 2008

(j)	Consent of Independent Registered Public Accounting Firm for Eaton Vance
California Limited Maturity Municipals Fund, Eaton Vance AMT-Free Limited
Maturity Municipals Fund (formerly Eaton Vance Florida Plus Limited
Maturity Municipals Fund), Eaton Vance Massachusetts Limited Maturity
Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance
New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity
Municipals Fund, Eaton Vance Pennsylvania Limited Maturity Municipals Fund and
Eaton Vance National Limited Maturity Municipals Fund dated July 24, 2008

(p) (4)	Power of Attorney for Eaton Vance Investment Trust dated January 1, 2008

                                                                                                         C-9